UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22250

PIMCO ETF Trust

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

PIMCO ETF Trust

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 400-4383

Date of fiscal year end: June 30

Date of reporting period: June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

• PIMCO ETF Trust

Your Global Investment Authority

PIMCO ETF Trust

Annual Report

June 30, 2015

Index Exchange-Traded Funds

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund

PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund

PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

Actively-Managed Exchange-Traded Funds

PIMCO Diversified Income Active Exchange-Traded Fund

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

PIMCO Foreign Currency Strategy Active Exchange-Traded Fund

PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

PIMCO Low Duration Active Exchange-Traded Fund

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

PIMCO Total Return Active Exchange-Traded Fund

		Page

Chairman’s Letter		2
Important Information About the Funds		3
Expense Examples		22
Financial Highlights		24
Statements of Assets and Liabilities		28
Statements of Operations		31
Statements of Changes in Net Assets		34
Statements of Cash Flows		38
Notes to Financial Statements		118
Report of Independent Registered Public Accounting Firm		139
Glossary		140
Federal Income Tax Information		141
Management of the Trust		142
Results of Proxy Voting		144
Privacy Policy		145

FUND	Fund Summary	Schedule of Investments

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	5	39
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	6	40
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	7	41
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	8	42
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	9	43
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	10	44
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	11	45
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	12	46
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	13	53
PIMCO Diversified Income Active Exchange-Traded Fund	14	58
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	15	67
PIMCO Foreign Currency Strategy Active Exchange-Traded Fund	16	73
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	17	79
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	18	90
PIMCO Low Duration Active Exchange-Traded Fund	19	95
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	20	104
PIMCO Total Return Active Exchange-Traded Fund	21	106

This material is authorized for use only when preceded or accompanied by the current PIMCO ETF Trust prospectus.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Annual Report for the PIMCO ETF Trust covering the twelve-month reporting period ended June 30, 2015. On the following pages, are specific details about the investment performance of each Fund and a discussion of the factors that most affected performance over the reporting period.

Highlights of the financial markets during our twelve-month reporting period include:

■

Investor concerns over the potential for global deflation gradually receded as oil prices rose during the latter part of the reporting period after significantly declining in 2014 and early 2015. In addition, the outlook for economic growth brightened, particularly for developed market economies, led by continuing growth in the U.S. and improvement in Europe. Investors, however, were kept on edge by events in Greece, in which the debt crisis worsened sharply towards the latter part of the period and continues to be a concern outside of the reporting period as events remain fluid. Furthermore, Chinese equity markets experienced heightened volatility and data pointed to a slowing Chinese economy, prompting Chinese policymakers to lower interest rates.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 2.31% for the reporting period as yields at the front-end of the U.S. Treasury yield curve generally rose, while intermediate and longer-maturity yields declined. The benchmark ten-year U.S. Treasury note yielded 2.35% at the end of the reporting period, down from 2.53% on June 30, 2014.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 1.73% over the reporting period. The collapse in oil prices that began in 2014 pushed inflation expectations to multi-year lows and caused U.S. TIPS to underperform nominal U.S. Treasuries by a large margin over the reporting period, despite the rise in oil prices towards the end of the period. Returns of global inflation-linked bonds (“ILBs”) outside of the U.S. varied across countries, depending on their respective inflation expectations. However, few ILB markets were able to keep pace with their nominal counterparts as global inflation expectations were similarly impacted by lower energy prices over the reporting period.

■

U.S. investment grade credit, as measured by the Barclays U.S. Credit Index, returned 0.93% over the reporting period. Global investment grade credit spreads widened amid a record pace of primary supply in the U.S. market. The U.S. short-dated high yield debt market, as measured by the BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained Index, declined 0.27% as the asset class was primarily negatively affected by lower oil prices in the second half of 2014, heightened volatility from macro events such as a potential Greek default and decline in the Chinese equity market; and generally volatile retail fund flows for high yield bond mutual funds.

■

Tax-exempt municipal bonds, as represented by the Barclays Municipal Bond Index, returned 3.00% over the reporting period. Positive municipal bond returns were driven by positive retail demand, improved fundamentals, and lower U.S. Treasury yields. Demand for municipal bonds was concentrated in high yield and longer-duration segments. Despite negative credit headlines and associated volatility surrounding select large issuers, general municipal credit trends have improved as states have been adding to payrolls and rebuilding their cash reserves.

If you have any questions regarding the PIMCO ETF Trust, please contact your financial adviser, or call one of our shareholder associates at 888.400.4ETF (888.400.4383). We also invite you to visit our website at www.pimcoetfs.com to learn more about PIMCO ETFs.

Thank you again for the trust you have placed in us. We are privileged to serve you through our ETF offerings.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO ETF Trust August 20, 2015

2	PIMCO ETF TRUST

Important Information About the Funds

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund, PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund, PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund, PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund, PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund, PIMCO Broad U.S. TIPS Index Exchange-Traded Fund, PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, and PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund are exchange-traded funds (“ETFs”) that seek to provide total return that closely corresponds, before fees and expenses, to the total return of a specified index (collectively, the “Index Funds”). Each Index Fund employs a representative sampling strategy in seeking to achieve its investment objective and as a result may not hold all of the securities that are included in the underlying index. The PIMCO Diversified Income Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Foreign Currency Strategy Active Exchange-Traded Fund, PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund, PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund, PIMCO Low Duration Active Exchange-Traded Fund, PIMCO Short Term Municipal Bond Active Exchange-Traded Fund and PIMCO Total Return Active Exchange-Traded Fund, unlike the Index Funds, are actively managed ETFs that do not seek to track the performance of a specified index (collectively, the “Active Funds” and together with the Index Funds, the “Funds”). Shares of the Funds will be listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”) and other secondary markets. The market price for each Fund’s shares may be different from the Fund’s net asset value (“NAV”). Each Fund issues and redeems shares at its NAV only in blocks of a specified number of shares (“Creation Units”). Only certain large institutional investors may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares from the Funds at NAV.

The Funds invest in particular segments of the securities markets, which are not representative of the broader securities markets. We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Funds are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of a Fund.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of a Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the net assets of the Fund.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: market trading risk, interest rate risk, call risk, inflation-indexed security risk, credit risk, high yield risk, market risk, municipal bond risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, issuer non-diversification risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk, municipal project-specific risk, short sale risk, convertible securities risk, management and tracking error risk and indexing risk. A complete description of these and other risks is contained in each Fund’s prospectus. The Index Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on an Index Fund. For example, a small investment in a derivative instrument may have a significant impact on an Index Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. An Index Fund may engage in such transactions regardless of whether the Index Fund owns the asset, instrument or components of the index underlying the derivative instrument. An Index Fund may invest a significant portion of its assets in these types of instruments. If it does, the Index Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may

ANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Funds (Cont.)

be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

Certain Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. Each Fund’s performance is measured against the performance of a broad-based securities market index (“benchmark index”). A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Index Funds may make available a complete schedule of portfolio holdings and the percentages they represent of the Index Fund’s net assets. On each business day, before commencement of trading on NYSE Arca, each Active Fund will disclose on www.pimcoetfs.com the identities and quantities of the Active Fund’s portfolio holdings that will form the basis for the Active Fund’s calculation of NAV at the end of the business day. The frequency at which the daily market prices were at a discount or premium to each Fund’s NAV is disclosed on www.pimcoetfs.com. Please see “Disclosure of Portfolio Holdings” in the Statement of Additional Information for information about the availability of the complete schedule of each Fund’s holdings. Fund fact sheets provide additional information regarding a Fund and may be requested by calling (888) 400-4ETF and are available on the Fund’s website at www.pimcoetfs.com.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO ETF Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 400-4ETF, on the Funds’ website at www.pimcoetfs.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

PIMCO ETF Trust files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 400-4ETF and on the Funds’ website at www.pimcoetfs.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4	PIMCO ETF TRUST

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund

Ticker Symbol	TUZ

Cumulative Returns Through June 30, 2015

Allocation Breakdown†

U.S. Treasury Obligations	99.5%
Short-Term Instruments	0.5%
†	% of Investments, at value as of 06/30/2015. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended June 30, 2015
	1 Year	5 Year	Fund Inception (06/01/2009)
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund (Based on Net Asset Value)	0.70%	0.72%	1.00%
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund (At Market Price)(1)	0.70%	0.71%	0.99%
The BofA Merrill Lynch 1-3 Year U.S. Treasury IndexSM±	0.88%	0.82%	1.11%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 1-3 Year U.S. Treasury IndexSM is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and Separate Trading of Registered Interest and Principal of Securities (“STRIPS”), with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.15%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Investment Objective and Strategy Overview

»

The PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 1-3 Year U.S. Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»

Yields in the 1- to 3-year segment of the U.S. Treasury yield curve increased over the course of the reporting period, negatively impacting the price return of both the Fund and the Underlying Index. Returns due to income positively contributed to performance for both the Fund and the Underlying Index. The net result was positive performance for both the Fund and the Underlying Index.

ANNUAL REPORT	JUNE 30, 2015	5

PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund

Ticker Symbol	FIVZ

Cumulative Returns Through June 30, 2015

Allocation Breakdown†

U.S. Treasury Obligations	100.0%
†	% of Investments, at value as of 06/30/15. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended June 30, 2015
	1 Year	5 Year	Fund Inception (10/30/2009)
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund (Based on Net Asset Value)	2.16%	2.55%	3.10%
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund (At Market Price)(1)	2.15%	2.54%	3.09%
The BofA Merrill Lynch 3-7 Year U.S. Treasury IndexSM±	2.37%	2.67%	3.22%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 3-7 Year U.S. Treasury IndexSM is an unmanaged index comprised of U.S. dollar denominated sovereign debt securities publicly issued by the U.S. Treasury having a maturity of at least 3 years and less than 7 years. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.15%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Investment Objective and Strategy Overview

»

The PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 3-7 Year U.S. Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»

Changes in yields in the 3- to 7-year segment of the U.S. Treasury yield curve were mixed over the course of the reporting period, with a decline in 7-year yields positively impacting the price return of both the Fund and the Underlying Index. Returns due to income positively contributed to performance for both the Fund and the Underlying Index.

6	PIMCO ETF TRUST

PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund

Ticker Symbol	TENZ

Cumulative Returns Through June 30, 2015

Allocation Breakdown†

U.S. Treasury Obligations	100.0%
†	% of Investments, at value as of 06/30/2015. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended June 30, 2015
	1 Year	5 Year	Fund Inception (09/10/2009)
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund (Based on Net Asset Value)	3.58%	4.12%	4.85%
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund (At Market Price)(1)	3.58%	4.09%	4.84%
The BofA Merrill Lynch 7-15 Year U.S. Treasury IndexSM±	3.81%	4.33%	5.01%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 7-15 Year U.S. Treasury IndexSM is an unmanaged index comprised of U.S. dollar denominated sovereign debt securities publicly issued by the U.S. Treasury having a maturity of at least 7 years and less than 15 years. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.15%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Investment Objective and Strategy Overview

»

The PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 7-15 Year U.S. Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»

Yields in the 7- to 15-year segment of the U.S. Treasury yield curve declined over the course of the reporting period, positively impacting the price return of both the Fund and the Underlying Index. Returns due to income positively contributed to performance for both the Fund and the Underlying Index.

ANNUAL REPORT	JUNE 30, 2015	7

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

Ticker Symbol	ZROZ

Cumulative Returns Through June 30, 2015

Allocation Breakdown†

U.S. Treasury Obligations	100.0%
†	% of Investments, at value as of 06/30/2015. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended June 30, 2015
	1 Year	5 Year	Fund Inception (10/30/2009)
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund (Based on Net Asset Value)	8.64%	8.60%	9.56%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund (At Market Price)(1)	8.20%	8.50%	9.54%
The BofA Merrill Lynch Long U.S. Treasury Principal STRIPS IndexSM±	9.07%	8.84%	9.71%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch Long U.S. Treasury Principal STRIPS IndexSM is an unmanaged index comprised of long maturity Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) representing the final principal payment of U.S. Treasury bonds. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.15%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Investment Objective and Strategy Overview

»

The PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch Long U.S. Treasury Principal STRIPS IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»	Yields in the 25+ year segment of the U.S. Treasury STRIPS yield curve declined over the reporting period, positively contributing to performance for both the Fund and the Underlying Index.

8	PIMCO ETF TRUST

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol	STPZ

Cumulative Returns Through June 30, 2015

Allocation Breakdown†

U.S. Treasury Obligations	99.8%
Short-Term Instruments	0.2%
†	% of Investments, at value as of 06/30/2015. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended June 30, 2015
	1 Year	5 Year	Fund Inception (08/20/2009)
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	-2.27%	1.22%	1.91%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	-2.27%	1.22%	1.92%
The BofA Merrill Lynch 1-5 Year U.S. Inflation-Linked Treasury IndexSM±	-1.99%	1.45%	2.16%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 1-5 Year U.S. Inflation-Linked Treasury IndexSM is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities) with a maturity of at least 1 year and less than 5 years. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.20%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Investment Objective and Strategy Overview

»

The PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 1-5 Year U.S. Inflation-Linked Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»

Real yields, or the rates of return in excess of expected future inflation, increased across the U.S. Treasury Inflation-Protected Securities (“TIPS”) yield curve, resulting in negative performance for both the Fund and the Underlying Index. A negative inflation accrual, or change in the Consumer Price Index (“CPI”), applied to the principal of underlying securities over the reporting period also had a negative impact on performance for both the Fund and the Underlying Index.

ANNUAL REPORT	JUNE 30, 2015	9

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol	LTPZ

Cumulative Returns Through June 30, 2015

Allocation Breakdown†

U.S. Treasury Obligations	99.8%
Short-Term Instruments	0.2%
†	% of Investments, at value as of 06/30/2015. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended June 30, 2015
	1 Year	5 Year	Fund Inception (09/03/2009)
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	-2.52%	5.07%	6.22%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	-2.46%	5.10%	6.23%
The BofA Merrill Lynch 15+ Year U.S. Inflation-Linked Treasury IndexSM±	-2.00%	5.43%	6.53%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 15+ Year U.S. Inflation-Linked Treasury IndexSM is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities) with a maturity of at least 15 years. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.20%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Investment Objective and Strategy Overview

»

The PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 15+ Year U.S. Inflation-Linked Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»

Real yields, or the rates of return in excess of expected future inflation, increased across the U.S. Treasury Inflation-Protected Securities (“TIPS”) yield curve, resulting in negative performance for both the Fund and the Underlying Index. A negative inflation accrual, or change in the Consumer Price Index (“CPI”), applied to the principal of underlying securities over the reporting period also had a negative impact on performance for both the Fund and the Underlying Index.

10	PIMCO ETF TRUST

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol	TIPZ

Cumulative Returns Through June 30, 2015

Allocation Breakdown†

U.S. Treasury Obligations	99.5%
Short-Term Instruments	0.5%
†	% of Investments, at value as of 06/30/2015. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended June 30, 2015
	1 Year	5 Year	Fund Inception (09/03/2009)
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	-2.02%	3.14%	4.04%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	-1.97%	3.14%	4.05%
The BofA Merrill Lynch U.S. Inflation-Linked Treasury IndexSM±	-1.64%	3.40%	4.28%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch U.S. Inflation-Linked Treasury IndexSM is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities). It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.20%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Investment Objective and Strategy Overview

»

The PIMCO Broad U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch U.S. Inflation-Linked Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»

Real yields, or the rates of return in excess of expected future inflation, increased across the U.S. Treasury Inflation-Protected Securities (“TIPS”) yield curve, resulting in negative performance for both the Fund and the Underlying Index. A negative inflation accrual, or change in the Consumer Price Index (“CPI”), applied to the principal of underlying securities over the reporting period also had a negative impact on performance for both the Fund and the Underlying Index.

ANNUAL REPORT	JUNE 30, 2015	11

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

Ticker Symbol	HYS

Cumulative Returns Through June 30, 2015

Allocation Breakdown†

Corporate Bonds & Notes	96.1%
Short-Term Instruments	3.7%
U.S. Treasury Obligations	0.2%
†	% of Investments, at value as of 06/30/2015. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended June 30, 2015
	1 Year	Fund Inception (06/16/2011)
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Based on Net Asset Value)	-0.82%	5.38%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (At Market Price)(1)	-1.38%	5.25%
BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained IndexSM±	-0.27%	6.04%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained IndexSM tracks the performance of short-term U.S. dollar denominated below investment grade corporate debt issued in the U.S. domestic market with less than five years remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million, issued publicly. Allocations to an individual issuer will not exceed 2%. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.55%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Investment Objective and Strategy Overview

»

The PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»

Yields in the short-term segment of the U.S. high yield market increased over the reporting period, which negatively impacted performance. Coupon income positively contributed to performance for both the Fund and the Underlying Index. The net result was negative overall performance for both the Fund and the Underlying Index.

12	PIMCO ETF TRUST

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

Ticker Symbol	CORP

Cumulative Returns Through June 30, 2015

Allocation Breakdown†

Industrials	44.3%
Banking & Finance	38.7%
Utilities	15.4%
Short-Term Instruments	0.9%
U.S. Treasury Obligations	0.7%
†	% of Investments, at value as of 06/30/2015. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended June 30, 2015
	1 Year	Fund Inception (09/20/2010)
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Based on Net Asset Value)	0.74%	4.44%
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (At Market Price)(1)	0.85%	4.45%
BofA Merrill Lynch U.S. Corporate IndexSM±	1.02%	4.70%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch U.S. Corporate IndexSM is an unmanaged index comprised of U.S. dollar denominated investment grade, fixed rate corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity and at least $250 million outstanding. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.20%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Investment Objective and Strategy Overview

»

The PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch U.S. Corporate IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»

An increase in yields and wider option-adjusted spreads for investment grade corporate bonds combined to negatively impact price returns for both the Fund and the Underlying Index over the reporting period. Returns due to income positively contributed to performance for both the Fund and the Underlying Index, resulting in positive overall performance for both the Fund and the Underlying Index.

ANNUAL REPORT	JUNE 30, 2015	13

PIMCO Diversified Income Active Exchange-Traded Fund

Ticker Symbol	DI

Cumulative Returns Through June 30, 2015

Allocation Breakdown†

Corporate Bonds & Notes	67.2%
Sovereign Issues	11.9%
Short-Term Instruments	9.4%
U.S. Government Agencies	3.2%
Bank Loan Obligations	2.6%
Other	5.7%
†	% of Investments, at value as of 06/30/2015. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended June 30, 2015
	1 Year	Fund Inception (01/22/2014)
PIMCO Diversified Income Active Exchange-Traded Fund (Based on Net Asset Value)	-1.55%	2.55%
PIMCO Diversified Income Active Exchange-Traded Fund (At Market Price)(1)	-0.47%	3.19%
Barclays Global Credit Hedged USD Index±	1.53%	4.01%
1/3 each — Barclays Global Aggregate Credit Component USD Hdgd, BofA Merrill Lynch Global High Yield BB-B Rated Constrained USD Hdgd, JPMorgan EMBI Global±±	0.44%	4.35%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Barclays Global Credit Hedged USD contains investment grade and high yield credit securities from the Multiverse represented in U.S. Dollars on a hedged basis (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield). It is not possible to invest directly in an unmanaged index.

±± The benchmark is an equally weighted blend of the following three indices: Barclays Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hedged. The Barclays Global Aggregate Credit Component provides a broad-based measure of the global investment-grade fixed income markets.The BofA Merrill Lynch Global High Yield, BB-B Rated Constrained Index tracks the performance of below investment grade bonds of corporate rated BB1 through B3, based on an average of Moody’s, S&P and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is rebalanced on the last calendar day of the month. The JPMorgan EMBI Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.85%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Investment Objective and Strategy Overview

»

The PIMCO Diversified Income Active Exchange-Traded Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»	The Fund’s overweight to Russian and Brazilian spread duration detracted from performance as spreads on Russian and Brazilian debt widened during the reporting period.

»	The Fund’s overweight to financial bonds benefited performance as the financial sector posted positive returns during the reporting period.

»	An underweight to high yield energy bonds benefited relative performance as prices of energy bonds declined during the reporting period.

»	Tactical exposure to select equity positions detracted from relative performance during the reporting period.

»

The Fund’s underweight to the long end of the U.S. Treasury yield curve negatively impacted performance during the first half of the reporting period, which was attributable primarily to the decline in long term interest rates during that time period.

»	Short exposures to the euro and to the Japanese yen benefited relative performance as the U.S. dollar strengthened versus these currencies during the reporting period.

14	PIMCO ETF TRUST

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

Ticker Symbol	MINT

Cumulative Returns Through June 30, 2015

Allocation Breakdown†

Corporate Bonds & Notes	65.4%
Asset-Backed Securities	8.8%
Mortgage-Backed Securities	7.4%
Short-Term Instruments	6.9%
U.S. Treasury Obligations	3.9%
Other	7.6%
†	% of Investments, at value as of 06/30/2015. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended June 30, 2015
	1 Year	5 Year	Fund Inception (11/16/2009)
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Based on Net Asset Value)	0.53%	1.13%	1.13%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (At Market Price)(1)	0.55%	1.13%	1.13%
Citi 3-Month Treasury Bill Index±	0.02%	0.06%	0.07%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 11/30/2009.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.35%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Investment Objective and Strategy Overview

»

The PIMCO Enhanced Short Maturity Active Exchange-Traded Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund primarily invests in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.

Portfolio Insights

»	Exposure to investment grade credit benefited performance as these securities generally posted positive total returns during the reporting period.

»

Exposure to securities with longer maturities relative to the Citigroup 3-Month Treasury Bill Index, the Fund’s benchmark index, benefited performance due to higher carry relative to the benchmark’s underlying constituents during the reporting period.

»	Exposure to U.S. dollar denominated emerging market bonds benefited performance as these securities generally posted positive total returns during the reporting period.

»	An overweight to commercial mortgage-backed securities benefited performance as these securities generally posted positive total returns during the reporting period.

»	There were no detractors deemed to be notable during the reporting period.

ANNUAL REPORT	JUNE 30, 2015	15

PIMCO Foreign Currency Strategy Active Exchange-Traded Fund

Ticker Symbol	FORX

Cumulative Returns Through June 30, 2015

Allocation Breakdown†

Short-Term Instruments	32.0%
Denmark	16.1%
Poland	12.8%
Brazil	8.4%
Italy	7.6%
Japan	7.2%
Netherlands	5.3%
Other	10.6%
†	% of Investments, at value as of 06/30/2015. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended June 30, 2015
	1 Year	Fund Inception (02/11/2013)
PIMCO Foreign Currency Strategy Active Exchange-Traded Fund (Based on Net Asset Value)	-11.30%	-5.97%
PIMCO Foreign Currency Strategy Active Exchange-Traded Fund (At Market Price)(1)	-10.83%	-6.00%
BofA Merrill Lynch 1-3 Year Trade-Weighted Global Government Index±	-15.58%	-5.74%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 1-3 Year Trade-Weighted Global Government Index tracks the performance of a fixed-weighted blend of select short-dated sovereign indices whose securities are publicly issued and denominated in the issuer’s own domestic market and currency. The weights of constituent markets are re-set on each calendar month-end rebalancing date with the following weights: Canada (9.1%); Euro member countries (57.6%); Japan (13.6%); Sweden (4.2%); Switzerland (3.6%) and the U.K. (11.9%). It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.65%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Investment Objective and Strategy Overview

»

The PIMCO Foreign Currency Strategy Active Exchange-Traded Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in currencies of, or Fixed Income Instruments denominated in the currencies of, foreign (non-U.S.) countries, including, but not limited to, a combination of short-term Fixed Income Instruments, money market securities, currency forwards backed by high-quality, low duration securities and derivative instruments, such as options, futures contracts or swap agreements. “Foreign Currency Strategy” in the Fund’s name refers to the Fund’s proprietary investment strategy of seeking exposure to foreign (non-U.S.) currencies likely to outperform the U.S. dollar over the long-term. Assets not invested in currencies, currency forwards, Fixed Income Instruments denominated in currencies of non-U.S. countries or related derivative instruments may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»

Exposure to the euro, Swedish krona, Norwegian krone, Canadian dollar and New Zealand dollar detracted from performance as these developed market currencies depreciated relative to the U.S. dollar during the reporting period.

»	Short exposure to the Swiss franc during the first month of the year detracted from performance as this currency appreciated over the month relative to the U.S. dollar.

»	Exposure to the British pound contributed positively to performance as this currency appreciated relative to the U.S. dollar during the reporting period.

»	Exposure to the Chinese renminbi contributed positively to performance as this currency appreciated relative to the U.S. dollar during the reporting period.

16	PIMCO ETF TRUST

PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund

Ticker Symbol	ILB

Cumulative Returns Through June 30, 2015

Allocation Breakdown†

United States	35.2%
Brazil	10.2%
Italy	9.3%
France	7.1%
United Kingdom	6.9%
Mexico	5.9%
Japan	5.0%
Other	20.4%
†	% of Investments, at value as of 06/30/2015. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended June 30, 2015
	1 Year	Fund Inception (04/30/2012)
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund (Based on Net Asset Value)	-11.96%	-2.34%
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund (At Market Price)(1)	-11.82%	-2.40%
Barclays Universal Government Inflation-Linked Bond Index±	-6.02%	0.13%
PIMCO Global Advantage Inflation-Linked Bond Index (USD Unhedged) (NY Close)±±	-12.03%	-2.32%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The Barclays Universal Government Inflation-Linked Bond Index combines the World, Euro and EM government indices to measure the performance of the major developed and emerging government inflation-linked bond markets. The index includes inflation-linked government bonds from 19 countries; in order of size, the US, UK, France, Brazil, Italy, Japan, Canada, Sweden, Germany, Argentina, Mexico, Greece, South Africa, Australia, Turkey, Colombia, Chile, Poland and South Korea. The index is market capitalization weighted and rebalances monthly. It is not possible to invest directly in an unmanaged index.

±± The PIMCO Global Advantage Inflation-Linked Bond Index® (USD Unhedged) (NY Close) represents the global bond market for inflation-linked government debt encompassing both developed and emerging markets. The index adheres to the principals of the PIMCO Global Advantage Indices when applicable to the global inflation-linked bond market. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.61%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Investment Objective and Strategy Overview

»

The PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund seeks total return which exceeds that of its benchmark indexes, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in inflation-linked bonds that are economically tied to at least three developed and emerging market countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Inflation-linked bonds are fixed income securities that are structured to provide protection against inflation.

Portfolio Insights

»

Exposure to global inflation-linked bonds detracted from absolute performance as global inflation-linked bonds, measured by the Barclays Universal Government Inflation-Linked Bond Index, the Fund’s primary benchmark index, generally posted negative returns over the reporting period.

»	Exposure to Danish real rates (i.e., rates of return in excess of expected inflation) benefited relative performance as yields in Denmark declined over the reporting period.

»	Overweight exposure to Italian real rates benefited performance as yields in Italy generally declined over the reporting period.

»	Short exposure to the euro for most of the reporting period benefited relative performance as this currency weakened relative to the U.S. dollar for most of the reporting period.

»	Underweight exposure to French real rates detracted from relative performance as yields in France generally declined over the reporting period.

»	Short exposure to longer-maturity nominal U.S. interest rates detracted from relative performance as longer-term yields generally declined in the U.S. over the reporting period.

»	Exposure to the Polish zloty detracted from relative performance as this currency depreciated relative to the U.S. dollar over the reporting period.

ANNUAL REPORT	JUNE 30, 2015	17

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

Ticker Symbol	MUNI

Cumulative Returns Through June 30, 2015

Allocation Breakdown†

New York	15.6%
California	11.5%
Texas	10.2%
Ohio	8.2%
Illinois	6.0%
Short-Term Instruments	5.8%
Pennsylvania	5.3%
Other	37.4%
†	% of Investments, at value as of 06/30/2015. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended June 30, 2015
	1 Year	5 Year	Fund Inception (11/30/2009)
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (Based on Net Asset Value)	1.45%	3.17%	3.29%
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (At Market Price)(1)	1.26%	3.15%	3.25%
Barclays 1-15 Year Municipal Bond Index±	2.22%	3.76%	3.88%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Barclays 1-15 Year Municipal Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 17 years. It is an unmanaged index representative of the tax exempt bond market. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.35%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Investment Objective and Strategy Overview

»

The PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund seeks attractive tax-exempt income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). The Fund does not intend to invest in Municipal Bonds whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds.

Portfolio Insights

»

An overweight to duration (or sensitivity to changes in market interest rates) during March, April and May of the reporting period detracted from performance as municipal bond yields generally rose during this portion of the reporting period.

»	An overweight to the education sector contributed positively to performance as this segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the water and sewer utility sectors contributed positively to performance as this segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the transportation sector during most of the reporting period contributed positively to performance as this segment outperformed the general municipal bond market.

»	An overweight to the tobacco sector during the last quarter of the reporting period detracted from performance as this segment underperformed the general municipal bond market during that time period.

»	An underweight to the housing sector detracted from performance as this segment outperformed the general municipal bond market over the reporting period.

18	PIMCO ETF TRUST

PIMCO Low Duration Active Exchange-Traded Fund

Ticker Symbol	LDUR

Cumulative Returns Through June 30, 2015

Allocation Breakdown†

Corporate Bonds & Notes	69.8%
Short-Term Instruments	9.0%
Asset-Backed Securities	8.6%
Mortgage-Backed Securities	6.1%
Sovereign Issues	4.8%
Other	1.7%
†	% of Investments, at value as of 06/30/2015. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended June 30, 2015
	1 Year	Fund Inception (01/22/2014)
PIMCO Low Duration Active Exchange-Traded Fund (Based on Net Asset Value)	2.37%	2.72%
PIMCO Low Duration Active Exchange-Traded Fund (At Market Price)(1)	0.91%	2.70%
The BofA Merrill Lynch 1-3 Year U.S. Treasury IndexSM±	0.88%	0.90%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 1-3 Year U.S. Treasury IndexSM is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and Separate Trading of Registered Interest and Principal of Securities (“STRIPS”), with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.55%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com

Investment Objective and Strategy Overview

»

The PIMCO Low Duration Active Exchange-Traded Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»	Exposure to commercial mortgage-backed securities (“CMBS”) added to returns as these securities generally posted positive total returns during the reporting period.

»	Exposure to investment grade corporates benefited performance as these securities generally posted positive total returns during the reporting period.

»	Exposure to high yield financials benefited performance as these securities generally posted positive total returns during the reporting period.

»	Exposure to U.S. dollar denominated emerging market bonds benefited performance as these securities generally posted positive total returns during the reporting period.

»	Short exposure to the Japanese yen and the euro benefited performance as both of these currencies depreciated relative to the U.S. dollar during the reporting period.

»

An underweight to U.S. duration (or sensitivity to changes in market interest rates) detracted from performance as income and carry in the Fund’s portfolio reduced over the reporting period relative to the BofA Merrill Lynch 1-3 Year U.S. Treasury Index, the Fund’s benchmark index.

ANNUAL REPORT	JUNE 30, 2015	19

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

Ticker Symbol	SMMU

Cumulative Returns Through June 30, 2015

Allocation Breakdown†

Texas	16.9%
New York	12.1%
Florida	10.6%
Ohio	5.5%
Pennsylvania	4.5%
Other	50.4%
†	% of Investments, at value as of 06/30/2015. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended June 30, 2015
	1 Year	5 Year	Fund Inception (02/01/2010)
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (Based on Net Asset Value)	0.37%	0.93%	0.99%
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (At Market Price)(1)	0.35%	0.92%	0.98%
Barclays 1 Year Municipal Bond Index±	0.34%	0.86%	0.93%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Barclays 1 Year Municipal Bond Index is an unmanaged index comprised of national municipal bond issues having a maturity of at least one year and less than two years. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.35%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com

Investment Objective and Strategy Overview

»

The PIMCO Short Term Municipal Bond Active Exchange-Traded Fund seeks attractive tax-exempt income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). The Fund does not intend to invest in Municipal Bonds whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds.

Portfolio Insights

»

An overweight to duration (or sensitivity to changes in market interest rates) in the 2-year portion of the yield curve detracted from performance as municipal yields generally moved higher in short maturities during the reporting period.

»	An overweight to the revenue-backed sector contributed positively to performance as this segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the electric utility sector contributed positively to performance as this segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the education sector contributed positively to performance as this segment outperformed the general municipal bond market over the reporting period.

»	An overweight to the industrial revenue sector contributed positively to performance as this segment outperformed the general municipal bond market over the reporting period.

»	An underweight to the housing sector detracted from performance as this segment outperformed the general municipal bond market over the reporting period.

20	PIMCO ETF TRUST

PIMCO Total Return Active Exchange-Traded Fund

Ticker Symbol	BOND

Cumulative Returns Through June 30, 2015

Allocation Breakdown†

Corporate Bonds & Notes	30.0%
U.S. Treasury Obligations	29.8%
U.S. Government Agencies	17.7%
Sovereign Issues	7.2%
Mortgage-Backed Securities	5.6%
Short-Term Instruments	5.6%
Other	4.1%
†	% of Investments, at value as of 06/30/2015. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended June 30, 2015
	1 Year	Fund Inception (02/29/2012)
PIMCO Total Return Active Exchange-Traded Fund (Based on Net Asset Value)	3.01%	5.26%
PIMCO Total Return Active Exchange-Traded Fund (At Market Price)(1)	3.02%	5.32%
Barclays U.S. Aggregate Index±	1.86%	2.10%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.56%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com

Investment Objective and Strategy Overview

»

The PIMCO Total Return Active Exchange-Traded Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»	Long-dollar positions against the euro and the Japanese yen added to performance as both of these currencies depreciated against the U.S. dollar during the reporting period.

»	An underweight to investment grade corporate spread duration benefited performance as spreads to U.S. Treasuries widened during the reporting period.

»	Duration exposure in peripheral Europe, particularly in Italy, added to performance as Italian interest rates declined during the reporting period.

»

An underweight to duration exposure (or sensitivity to changes in market interest rates) on the long end of the U.S. yield curve detracted from performance as long end yields declined during the reporting period.

»	Duration exposure to Germany during the last three months of the reporting period detracted from performance as German yields increased during this time period.

»

A tactical long-U.S. dollar position versus the Brazilian real during the period from March 2015 through May 2015 detracted from performance as this currency appreciated relative to the U.S. dollar during this time period.

ANNUAL REPORT	JUNE 30, 2015	21

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds is from January 1, 2015 to June 30, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other exchange-traded funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other exchange-traded funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of shares of the Funds. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different exchange-traded funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses not covered by the management fee (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/15)	Ending Account Value (06/30/15)	Expenses Paid During Period*	Beginning Account Value (01/01/15)	Ending Account Value (06/30/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$1,000.00	$1,005.50	$0.69	$1,000.00	$1,023.97	$0.70	0.14%
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	1,000.00	1,010.60	0.79	1,000.00	1,023.87	0.80	0.16
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	1,000.00	998.00	0.74	1,000.00	1,023.92	0.75	0.15
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	1,000.00	895.40	0.70	1,000.00	1,023.92	0.75	0.15
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	1,000.00	1,009.10	0.99	1,000.00	1,023.67	1.00	0.20
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	1,000.00	940.80	1.01	1,000.00	1,023.62	1.05	0.21
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	1,000.00	997.50	1.03	1,000.00	1,023.62	1.05	0.21
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	1,000.00	1,012.90	2.73	1,000.00	1,021.95	2.74	0.55
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	1,000.00	993.40	0.98	1,000.00	1,023.67	1.00	0.20
PIMCO Diversified Income Active Exchange-Traded Fund	1,000.00	1,021.60	4.24	1,000.00	1,020.47	4.23	0.85
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	1,000.00	1,004.80	1.83	1,000.00	1,022.83	1.85	0.37
PIMCO Foreign Currency Strategy Active Exchange-Traded Fund	1,000.00	929.60	3.14	1,000.00	1,021.40	3.29	0.66
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	1,000.00	963.40	3.39	1,000.00	1,021.21	3.49	0.70
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	1,000.00	996.80	1.72	1,000.00	1,022.93	1.75	0.35

22	PIMCO ETF TRUST

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/15)	Ending Account Value (06/30/15)	Expenses Paid During Period*	Beginning Account Value (01/01/15)	Ending Account Value (06/30/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Low Duration Active Exchange-Traded Fund	$1,000.00	$1,020.20	$2.64	$1,000.00	$1,022.04	$2.64	0.53%
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	1,000.00	1,002.60	1.73	1,000.00	1,022.93	1.75	0.35
PIMCO Total Return Active Exchange-Traded Fund	1,000.00	1,005.10	2.82	1,000.00	1,021.85	2.84	0.57

* Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2015	23

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund
06/30/2015	$50.94	$0.25	$0.11	$0.36	$(0.25)	$(0.06)
06/30/2014	50.78	0.16	0.19	0.35	(0.16)	(0.03)
06/30/2013	50.98	0.17	(0.07)	0.10	(0.16)	(0.14)
06/30/2012	51.00	0.29	0.08	0.37	(0.29)	(0.10)
06/30/2011	50.76	0.40	0.24	0.64	(0.40)	0.00

PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund
06/30/2015	$79.51	$1.07	$0.64	$1.71	$(1.09)	$(0.42)
06/30/2014	79.28	1.01	0.38	1.39	(0.92)	(0.24)
06/30/2013	81.94	1.16	(2.11)	(0.95)	(1.09)	(0.62)
06/30/2012	78.36	1.29	3.91	5.20	(1.28)	(0.34)
06/30/2011	77.91	1.44	1.24	2.68	(1.49)	(0.74)

PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund
06/30/2015	$83.42	$1.86	$1.13	$2.99	$(1.87)	$0.00
06/30/2014	82.66	1.80	0.69	2.49	(1.73)	0.00
06/30/2013	87.76	1.27	(4.35)	(3.08)	(1.47)	(0.55)
06/30/2012	78.21	1.86	10.13	11.99	(1.77)	(0.67)
06/30/2011	79.23	2.27	0.05	2.32	(2.29)	(1.05)

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund
06/30/2015	$99.87	$3.18	$5.62	$8.80	$(3.28)	$0.00
06/30/2014	94.57	3.26	5.46	8.72	(3.42)	0.00
06/30/2013	116.38	3.20	(21.44)	(18.24)	(3.57)	0.00
06/30/2012	70.18	3.27	46.15	49.42	(3.22)	0.00
06/30/2011	83.02	3.25	(12.86)	(9.61)	(3.23)	0.00

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund
06/30/2015	$53.58	$(0.67)	$(0.54)	$(1.21)	$(0.02)	$0.00
06/30/2014	52.69	0.34	0.86	1.20	(0.31)	0.00
06/30/2013	53.39	0.02	(0.62)	(0.60)	(0.07)	(0.03)
06/30/2012	53.30	0.81	0.10	0.91	(0.75)	(0.07)
06/30/2011	51.79	1.86	1.08	2.94	(1.42)	(0.01)

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund
06/30/2015	$65.02	$0.21	$(1.83)	$(1.62)	$(0.45)	$0.00
06/30/2014	61.05	1.09	4.23	5.32	(1.35)	0.00
06/30/2013	69.22	0.39	(8.19)	(7.80)	(0.37)	0.00
06/30/2012	56.04	1.65	13.11	14.76	(1.58)	0.00
06/30/2011	54.17	2.63	1.41	4.04	(2.17)	0.00

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund
06/30/2015	$58.14	$0.00	$(1.17)	$(1.17)	$(0.09)	$0.00
06/30/2014	56.40	0.71	1.81	2.52	(0.78)	0.00
06/30/2013	59.93	0.44	(3.66)	(3.22)	(0.31)	(0.00)^
06/30/2012	54.58	1.40	5.23	6.63	(1.28)	0.00
06/30/2011	52.95	2.18	1.67	3.85	(1.91)	(0.31)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund
06/30/2015	$106.76	$4.06	$(4.96)	$(0.90)	$(4.53)	$(0.96)
06/30/2014	102.54	4.23	4.83	9.06	(4.59)	(0.25)
06/30/2013	99.62	4.70	3.37	8.07	(5.15)	0.00
06/30/2012	100.29	6.06	(1.13)	4.93	(5.60)	0.00
06/16/2011 - 06/30/2011	100.00	0.18	0.27	0.45	(0.16)	0.00

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund
06/30/2015	$103.21	$3.14	$(2.35)	$0.79	$(3.17)	$(0.33)
06/30/2014	102.11	3.42	4.64	8.06	(3.28)	(3.68)
06/30/2013	105.46	3.40	(2.29)	1.11	(3.71)	(0.75)
06/30/2012	99.76	3.44	5.61	9.05	(3.35)	0.00
09/20/2010 - 06/30/2011	100.00	2.60	(0.23)	2.37	(2.56)	(0.05)

24	PIMCO ETF TRUST	See Accompanying Notes

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate (b)

$0.00	$(0.31)	$50.99	0.70%	$107,175	0.14%	0.16%	0.49%	60%
0.00	(0.19)	50.94	0.68	127,442	0.10	0.16	0.32	61
0.00	(0.30)	50.78	0.20	129,595	0.09	0.15	0.33	15
0.00	(0.39)	50.98	0.74	132,657	0.09	0.15	0.57	8
0.00	(0.40)	51.00	1.26	107,206	0.09	0.15	0.78	18

$0.00	$(1.51)	$79.71	2.16%	$9,300	0.16%	0.16%	1.34%	47%
0.00	(1.16)	79.51	1.78	13,251	0.16	0.16	1.28	39
0.00	(1.71)	79.28	(1.20)	21,140	0.15	0.15	1.42	4
0.00	(1.62)	81.94	6.67	21,852	0.15	0.15	1.59	37
0.00	(2.23)	78.36	3.49	20,895	0.15	0.15	1.83	48

$0.00	$(1.87)	$84.54	3.58%	$20,009	0.15%	0.15%	2.18%	45%
0.00	(1.73)	83.42	3.07	73,969	0.15	0.15	2.19	52
0.00	(2.02)	82.66	(3.61)	11,296	0.15	0.15	1.45	26
0.00	(2.44)	87.76	15.47	37,446	0.15	0.15	2.17	24
0.00	(3.34)	78.21	3.00	8,342	0.15	0.15	2.87	76

$0.00	$(3.28)	$105.39	8.64%	$96,960	0.16%	0.16%	2.75%	18%
0.00	(3.42)	99.87	9.70	76,902	0.16	0.16	3.61	18
0.00	(3.57)	94.57	(15.97)	82,276	0.15	0.15	2.89	8
0.00	(3.22)	116.38	70.82	169,915	0.15	0.15	3.15	11
0.00	(3.23)	70.18	(11.69)	40,705	0.15	0.15	4.41	50

$(0.17)	$(0.19)	$52.18	(2.27)%	$1,182,866	0.20%	0.20%	(1.28)%	31%
0.00	(0.31)	53.58	2.28	1,337,875	0.20	0.20	0.63	33
0.00	(0.10)	52.69	(1.13)	1,041,609	0.20	0.20	0.04	11
0.00	(0.82)	53.39	1.71	999,496	0.20	0.20	1.51	31
0.00	(1.43)	53.30	5.70	1,184,369	0.20	0.21	3.50	17

$0.00	$(0.45)	$62.95	(2.52)%	$92,539	0.21%	0.21%	0.31%	14%
0.00	(1.35)	65.02	8.83	69,570	0.21	0.21	1.81	47
0.00	(0.37)	61.05	(11.33)	105,004	0.20	0.20	0.56	16
0.00	(1.58)	69.22	26.53	375,182	0.20	0.20	2.53	11
0.00	(2.17)	56.04	7.58	258,901	0.20	0.20	4.76	38

$(0.15)	$(0.24)	$56.73	(2.02)%	$92,473	0.21%	0.21%	(0.01)%	23%
0.00	(0.78)	58.14	4.50	106,402	0.21	0.21	1.26	19
0.00	(0.31)	56.40	(5.41)	72,186	0.20	0.20	0.72	11
0.00	(1.28)	59.93	12.21	109,678	0.20	0.20	2.38	6
0.00	(2.22)	54.58	7.39	56,219	0.20	0.21	4.04	20

$0.00	$(5.49)	$100.37	(0.82)%	$2,805,241	0.55%	0.55%	3.92%	28%
0.00	(4.84)	106.76	8.98	5,119,202	0.55	0.55	3.98	28
0.00	(5.15)	102.54	8.21	2,307,178	0.55	0.55	4.52	33
0.00	(5.60)	99.62	5.16	323,771	0.55	0.55	6.14	33
0.00	(0.16)	100.29	0.45	25,073	0.55 *	7.30 *	4.65 *	0

$0.00	$(3.50)	$100.50	0.74%	$244,203	0.20%	0.20%	3.04%	12%
0.00	(6.96)	103.21	8.24	199,196	0.20	0.20	3.36	17
0.00	(4.46)	102.11	0.92	140,916	0.20	0.20	3.15	34
0.00	(3.35)	105.46	9.20	256,267	0.20	0.20	3.32	5
0.00	(2.61)	99.76	2.40	72,821	0.20 *	0.34 *	3.36 *	69

ANNUAL REPORT	JUNE 30, 2015	25

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

PIMCO Diversified Income Active Exchange-Traded Fund
06/30/2015	$51.98	$2.00	$(2.81)	$(0.81)	$(2.48)	$(0.38)
01/22/2014 - 06/30/2014	50.00	0.77	1.87	2.64	(0.66)	0.00

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund
06/30/2015	$101.45	$0.62	$(0.09)	$0.53	$(0.74)	$(0.09)
06/30/2014	101.26	0.67	0.36	1.03	(0.69)	(0.15)
06/30/2013	101.08	0.88	0.22	1.10	(0.92)	0.00
06/30/2012	101.04	1.06	0.07	1.13	(1.03)	(0.06)
06/30/2011	100.34	0.86	1.03	1.89	(0.90)	(0.29)

PIMCO Foreign Currency Strategy Active Exchange-Traded Fund
06/30/2015	$48.68	$0.50	$(6.00)	$(5.50)	$0.00	$0.00
06/30/2014	47.14	0.35	1.19	1.54	0.00	0.00
02/11/2013 - 06/30/2013	50.00	0.13	(2.99)	(2.86)	0.00	0.00

PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund
06/30/2015	$51.66	$1.32	$(7.35)	$(6.03)	$(2.12)	$0.00
06/30/2014	48.55	1.94	1.71	3.65	(0.35)	(0.19)
06/30/2013	50.28	1.34	(2.57)	(1.23)	(0.34)	(0.16)
04/30/2012 - 06/30/2012	50.00	0.30	(0.02)	0.28	0.00	0.00

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund
06/30/2015	$53.17	$1.12	$(0.34)	$0.78	$(1.11)	$0.00
06/30/2014	52.06	1.05	1.13	2.18	(1.07)	0.00
06/30/2013	53.70	1.23	(1.60)	(0.37)	(1.20)	(0.07)
06/30/2012	51.44	1.22	2.29	3.51	(1.19)	(0.06)
06/30/2011	50.63	1.21	0.90	2.11	(1.21)	(0.09)

PIMCO Low Duration Active Exchange-Traded Fund
06/30/2015	$101.27	$1.32	$1.05	$2.37	$(1.77)	$(0.25)
01/22/2014 - 06/30/2014	100.00	0.30	1.22	1.52	(0.25)	0.00

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund
06/30/2015	$50.47	$0.38	$(0.19)	$0.19	$(0.42)	$0.00
06/30/2014	50.14	0.26	0.29	0.55	(0.22)	0.00
06/30/2013	50.54	0.40	(0.33)	0.07	(0.47)	(0.00)^
06/30/2012	50.36	0.48	0.20	0.68	(0.47)	(0.03)
06/30/2011	50.13	0.61	0.22	0.83	(0.60)	0.00

PIMCO Total Return Active Exchange-Traded Fund
06/30/2015	$108.85	$2.83	$0.42	$3.25	$(5.41)	$0.00
06/30/2014	105.66	2.38	2.94	5.32	(1.69)	(0.44)
06/30/2013	105.55	2.46	0.87	3.33	(2.34)	(0.88)
02/29/2012 - 06/30/2012	100.00	1.00	5.26	6.26	(0.71)	0.00

*	Annualized
^	Reflects an amount rounding to less than one cent.
†	Reflects an interest expense rounding to less than 0.01%.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.
(c)	Ratio of expenses to average net assets excluding interest expense was 0.35%.
(d)	Ratio of expenses to average net assets excluding waivers and interest expense was 0.61%.
(e)	Ratio of expenses to average net assets excluding interest expense was 0.60%.
(f)	Ratio of expenses to average net assets excluding waivers and interest expense was 2.13%.
(g)	Ratio of expenses to average net assets excluding interest expense was 0.50%
(h)	Ratio of expenses to average net assets excluding waivers and interest expense was 0.55%
(i)	Ratio of expenses to average net assets excluding interest expense was 0.55%
(j)	Ratio of expenses to average net assets excluding waivers and interest expense was 0.56%.

26	PIMCO ETF TRUST	See Accompanying Notes

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate (b)

$0.00	$(2.86)	$48.31	(1.55)%	$56,043	0.85	%†	0.85	%†	4.01%	44%
0.00	(0.66)	51.98	5.30	44,706	0.85	*	1.04	*	3.45 *	61

$0.00	$(0.83)	$101.15	0.53%	$3,536,050	0.36	%(c)	0.36	%(c)	0.61%	193%
0.00	(0.84)	101.45	1.02	3,773,896	0.35	†	0.35	†	0.66	188
0.00	(0.92)	101.26	1.09	3,752,615	0.35		0.35		0.87	100
0.00	(1.09)	101.08	1.13	1,715,342	0.35		0.35		1.05	229
0.00	(1.19)	101.04	1.89	1,233,727	0.35		0.36		0.85	280

$0.00	$0.00	$43.18	(11.30)%	$14,682	0.66	%†	0.66	%†	1.09%	61%
0.00	0.00	48.68	3.27	21,417	0.66		0.66		0.73	39
0.00	0.00	47.14	(5.72)	25,456	0.65	*	1.22	*	0.70 *	37

$0.00	$(2.12)	$43.51	(11.96)%	$102,680	0.67	%(d)	0.67	%(d)	2.81%	114%
0.00	(0.54)	51.66	7.55	137,415	0.62	(d)	0.62	(d)	3.93 *	80
0.00	(0.50)	48.55	(2.55)	119,436	0.63	(e)	0.64	(d)	2.54	216
0.00	0.00	50.28	0.56	28,156	0.61	*(e)	2.14	*(f)	3.63 *	381

$0.00	$(1.11)	$52.84	1.45%	$227,728	0.35%		0.35%		2.09%	13%
0.00	(1.07)	53.17	4.23	210,548	0.35		0.35		2.01	15
0.00	(1.27)	52.06	(0.76)	187,931	0.35		0.35		2.26	35
0.00	(1.25)	53.70	6.88	153,576	0.35		0.35		2.30	11
0.00	(1.30)	51.44	4.20	90,529	0.35		0.36		2.37	44

$0.00	$(2.02)	$101.62	2.37%	$175,808	0.52	%(g)	0.57	%(h)	1.30%	1,591%
0.00	(0.25)	101.27	1.52	139,750	0.56	*	0.69	*	0.69 *	4,098

$0.00	$(0.42)	$50.24	0.37%	$55,765	0.35%		0.35%		0.76%	20%
0.00	(0.22)	50.47	1.10	76,211	0.35		0.35		0.51	44
0.00	(0.47)	50.14	0.14	60,671	0.35		0.35		0.79	42
0.00	(0.50)	50.54	1.36	43,463	0.35		0.35		0.96	17
0.00	(0.60)	50.36	1.67	23,168	0.35		0.35		1.20	35

$0.00	$(5.41)	$106.69	3.01%	$2,489,072	0.57	%(i)	0.63	%(d)	2.60%	180%
0.00	(2.13)	108.85	5.10	3,431,844	0.56	(i)	0.57	(j)	2.24	577
0.00	(3.22)	105.66	3.11	4,398,592	0.55		0.55		2.26	449
0.00	(0.71)	105.55	6.27	1,765,865	0.55	*	0.62	*	2.86 *	322

ANNUAL REPORT	JUNE 30, 2015	27

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO 1-3 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 3-7 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 7-15 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund

Assets:
Investments, at value
Investments in securities*^	$106,962	$9,205	$19,789	$102,795	$1,177,978
Investments in Affiliates	0	0	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	0	0
Over the counter	0	0	0	0	0
Cash	0	60	26	10	0
Deposits with counterparty	0	0	0	0	0
Foreign currency, at value	0	0	0	0	0
Receivable for investments sold~	5,394	210	4,302	4,754	5,216
Receivable for Fund shares sold	0	0	0	0	0
Interest receivable	417	43	169	0	5,090
Reimbursement receivable from PIMCO	7	1	0	6	0

Total Assets	112,780	9,519	24,286	107,565	1,188,284

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$0	$0	$0
Payable for sale-buyback transactions	0	0	0	0	0
Payable for short sales	0	0	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	0	0
Over the counter	0	0	0	0	0
Payable for investments purchased~	5,525	205	0	4,487	0
Payable upon return of securities loaned	0	0	0	0	0
Deposits from counterparty	0	0	0	0	0
Payable for Fund shares redeemed	0	0	4,227	5,270	5,218
Dividends payable	53	11	46	824	0
Accrued management fees	14	1	3	13	194
Accrued reimbursement to PIMCO	0	0	0	0	0
Other liabilities	13	2	1	11	6

Total Liabilities	5,605	219	4,277	10,605	5,418

Net Assets	$107,175	$9,300	$20,009	$96,960	$1,182,866

Net Assets Consist of:
Paid in capital	$106,991	$9,320	$20,063	$130,357	$1,206,876
Undistributed (overdistributed) net investment income	(27)	(34)	(24)	35	(9,183)
Accumulated undistributed net realized gain (loss)	30	(2)	97	(17,775)	(6,736)
Net unrealized appreciation (depreciation)	181	16	(127)	(15,657)	(8,091)
	$107,175	$9,300	$20,009	$96,960	$1,182,866

Shares Issued and Outstanding	2,102	117	237	920	22,670

Net Asset Value and Redemption Price Per Share Outstanding	$50.99	$79.71	$84.54	$105.39	$52.18

Cost of Investments in securities	$106,781	$9,189	$19,916	$118,452	$1,186,069
Cost of Investments in Affiliates	$0	$0	$0	$0	$0
Cost of Foreign Currency Held	$0	$0	$0	$0	$0
Proceeds Received on Short Sales	$0	$0	$0	$0	$0

Cost or Premiums of Financial Derivative Instruments, net	$0	$0	$0	$0	$0

* Includes repurchase agreements of:	$565	$0	$0	$0	$2,804
^ Includes securities on loan of:	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
~	A portion of the balance may represent to-be-announced (TBA) securities. See Note 4 in the Notes to Financial Statements.

28	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2015

PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Diversified Income Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Foreign Currency Strategy Active Exchange- Traded Fund

$92,205	$92,228	$2,775,900	$242,549	$58,580	$3,804,250	$14,861
0	0	43,471	1,693	0	0	0

0	0	1,761	0	32	0	0
0	0	0	0	43	0	358
0	0	1,067	0	9	7	0
0	0	4,063	0	249	0	0
0	0	0	0	55	0	22
2,807	264	6,986	0	4,322	0	0
0	0	0	0	0	14,171	0
430	541	46,327	2,860	775	11,771	66
7	6	0	0	0	0	1

95,449	93,039	2,879,575	247,102	64,065	3,830,199	15,308

$0	$0	$0	$0	$0	$260,770	$0
0	0	0	0	0	0	0
0	0	0	0	287	0	0

0	0	16	0	2	0	0
0	0	0	0	1,429	0	527
2,883	541	17,756	498	6,044	8,616	0
0	0	43,471	1,693	0	0	0
0	0	0	0	0	0	90
0	0	0	0	0	21,252	0
0	0	11,739	666	220	2,487	0
15	15	1,338	40	38	1,004	8
0	0	0	0	0	0	0
12	10	14	2	2	20	1

2,910	566	74,334	2,899	8,022	294,149	626

$92,539	$92,473	$2,805,241	$244,203	$56,043	$3,536,050	$14,682

$109,355	$96,087	$2,935,810	$248,961	$57,744	$3,535,587	$17,041
(39)	(234)	(2,168)	(73)	401	1,040	(937)
(9,212)	(788)	(39,502)	(135)	(890)	791	(465)
(7,565)	(2,592)	(88,899)	(4,550)	(1,212)	(1,368)	(957)
$92,539	$92,473	$2,805,241	$244,203	$56,043	$3,536,050	$14,682

1,470	1,630	27,950	2,430	1,160	34,960	340

$62.95	$56.73	$100.37	$100.50	$48.31	$101.15	$43.18

$99,770	$94,820	$2,861,235	$247,099	$59,658	$3,805,618	$15,642
$0	$0	$43,471	$1,693	$0	$0	$0
$0	$0	$0	$0	$55	$0	$23
$0	$0	$0	$0	$290	$0	$0

$0	$0	$0	$0	$(1,269)	$0	$4

$168	$434	$49,590	$511	$499	$1,204	$156
$0	$0	$47,370	$1,659	$0	$0	$0

ANNUAL REPORT	JUNE 30, 2015	29

Statements of Assets and Liabilities (Cont.)

June 30, 2015

(Amounts in thousands†, except per share amounts)	PIMCO Global Advantage® Inflation-Linked Bond Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Low Duration Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund	PIMCO Total Return Active Exchange- Traded Fund

Assets:
Investments, at value
Investments in securities*	$142,122	$228,964	$198,674	$55,198	$2,923,054
Financial Derivative Instruments
Exchange-traded or centrally cleared	29	8	23	0	4,274
Over the counter	1,351	0	739	0	62,531
Cash	72	0	1,067	92	107
Deposits with counterparty	1,496	453	1,364	0	4,898
Foreign currency, at value	733	0	41	0	4,466
Receivable for investments sold~	499	0	9,507	0	564,304
Receivable for Fund shares sold	0	0	0	0	10,669
Interest receivable	990	2,277	1,232	539	19,051
Reimbursement receivable from PIMCO	3	0	0	0	0

Total Assets	147,295	231,702	212,647	55,829	3,593,354

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$23,537	$0	$24,245	$0	$45,882
Payable for sale-buyback transactions	19,246	0	0	0	0
Payable for short sales	0	0	9,541	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	126	0	211	0	1,213
Over the counter	767	0	173	0	28,064
Payable for investments purchased~	135	3,500	1,747	0	970,353
Payable upon return of securities loaned	0	0	0	0	0
Deposits from counterparty	740	0	640	0	50,509
Payable for Fund shares redeemed	0	0	0	0	0
Dividends payable	0	405	208	44	6,969
Accrued management fees	49	66	67	16	1,155
Accrued reimbursement to PIMCO	0	0	1	0	75
Other liabilities	15	3	6	4	62

Total Liabilities	44,615	3,974	36,839	64	1,104,282

Net Assets	$102,680	$227,728	$175,808	$55,765	$2,489,072

Net Assets Consist of:
Paid in capital	$126,387	$225,958	$174,901	$55,811	$2,508,741
Undistributed (overdistributed) net investment income	(5,450)	(36)	(167)	(52)	3,349
Accumulated undistributed net realized gain (loss)	(4,633)	(1,832)	897	(216)	(23,808)
Net unrealized appreciation (depreciation)	(13,624)	3,638	177	222	790
	$102,680	$227,728	$175,808	$55,765	$2,489,072

Shares Issued and Outstanding	2,360	4,310	1,730	1,110	23,330

Net Asset Value and Redemption Price Per Share Outstanding	$43.51	$52.84	$101.62	$50.24	$106.69

Cost of Investments in securities	$156,520	$225,361	$199,065	$54,976	$2,951,968
Cost of Foreign Currency Held	$745	$0	$42	$0	$4,470
Proceeds Received on Short Sales	$0	$0	$9,437	$0	$0

Cost or Premiums of Financial Derivative Instruments, net	$(144)	$0	$(259)	$0	$(2,471)

* Includes repurchase agreements of:	$0	$227	$10,713	$0	$46,260

†	A zero balance may reflect actual amounts rounding to less than one thousand.
~	A portion of the balance may represent to-be-announced (TBA) securities. See Note 4 in the Notes to Financial Statements.

30	PIMCO ETF TRUST	See Accompanying Notes

Statements of Operations

Year Ended June 30, 2015
(Amounts in thousands†)	PIMCO 1-3 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 3-7 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 7-15 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund

Investment Income:
Interest	$744	$167	$1,718	$3,060	$(13,755)
Total Income	744	167	1,718	3,060	(13,755)

Expenses:
Management fees	180	16	110	158	2,564
Trustee fees	3	0	3	2	33
Miscellaneous expense	6	1	1	5	0
Total Expenses	189	17	114	165	2,597
Waiver and/or Reimbursement by PIMCO	(29)	0	0	(2)	0
Net Expenses	160	17	114	163	2,597

Net Investment Income (Loss)	584	150	1,604	2,897	(16,352)

Net Realized Gain (Loss):
Investments in securities	75	1	590	11	(2,670)
In-kind redemptions	197	34	3,816	6,199	(185)

Net Realized Gain (Loss)	272	35	4,406	6,210	(2,855)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	15	78	(660)	(12,606)	(13,900)

Net Change in Unrealized Appreciation (Depreciation)	15	78	(660)	(12,606)	(13,900)

Net Increase (Decrease) in Net Assets Resulting from Operations	$871	$263	$5,350	$(3,499)	$(33,107)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	JUNE 30, 2015	31

Statements of Operations (Cont.)

Year Ended June 30, 2015
(Amounts in thousands†)	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Diversified Income Active Exchange- Traded Fund

Investment Income:
Interest, net of foreign taxes*	$451	$174	$148,777	$7,409	$2,239
Dividends	0	0	0	0	26
Dividends from Investments in Affiliates	0	0	10	0	0
Securities lending income	0	0	782	3	0
Total Income	451	174	149,569	7,412	2,265

Expenses:
Management fees	174	173	18,426	457	395
Trustee fees	2	2	73	5	1
Interest expense	0	0	0	0	0
Legal expense	0	0	0	0	0
Miscellaneous expense	4	4	0	0	2
Total Expenses	180	179	18,499	462	398
Waiver and/or Reimbursement by PIMCO	(2)	(1)	0	0	(1)
Net Expenses	178	178	18,499	462	397

Net Investment Income (Loss)	273	(4)	131,070	6,950	1,868

Net Realized Gain (Loss):
Investments in securities	(1,269)	(272)	(40,708)	(100)	(957)
In-kind redemptions	624	(720)	(2,731)	4,397	0
Exchange-traded or centrally cleared financial derivative instruments	0	0	14,689	493	(158)
Over the counter financial derivative instruments	0	0	0	0	995
Foreign currency	0	0	0	0	23

Net Realized Gain (Loss)	(645)	(992)	(28,750)	4,790	(97)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(3,665)	(1,916)	(146,509)	(12,252)	(2,409)
Exchange-traded or centrally cleared financial derivative instruments	0	0	(11,584)	0	(20)
Over the counter financial derivative instruments	0	0	0	0	(66)
Foreign currency assets and liabilities	0	0	0	0	(2)

Net Change in Unrealized Appreciation (Depreciation)	(3,665)	(1,916)	(158,093)	(12,252)	(2,497)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(4,037)	$(2,912)	$(55,773)	$(512)	$(726)

* Foreign tax withholdings	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

32	PIMCO ETF TRUST	See Accompanying Notes

PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Foreign Currency Strategy Active Exchange- Traded Fund	PIMCO Global Advantage® Inflation-Linked Bond Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Low Duration Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund	PIMCO Total Return Active Exchange- Traded Fund

$36,260	$302	$4,013	$5,437	$2,700	$735	$88,266
0	0	0	0	0	0	307
0	0	0	0	0	0	0
0	0	0	0	0	0	0
36,260	302	4,013	5,437	2,700	735	88,573

13,053	113	692	778	810	231	15,333
93	0	3	5	4	2	61
351	0	68	0	31	0	660
0	0	0	0	0	0	1,602
0	1	6	1	7	3	137
13,497	114	769	784	852	236	17,793
0	0	(3)	0	(76)	(2)	(1,655)
13,497	114	766	784	776	234	16,138

22,763	188	3,247	4,653	1,924	501	72,435

5,884	(1,612)	(6,408)	16	(82)	(34)	(8,272)
0	0	0	0	0	0	0
0	0	(158)	0	521	0	42,340
0	545	736	0	995	0	91,415
0	75	(438)	0	166	0	275

5,884	(992)	(6,268)	16	1,600	(34)	125,758

(9,437)	(938)	(12,964)	(1,768)	(635)	(203)	(165,729)
0	0	77	35	41	0	(6,577)
0	(288)	700	0	609	0	49,709
0	2	(45)	0	(4)	0	(410)

(9,437)	(1,224)	(12,232)	(1,733)	11	(203)	(123,007)

$19,210	$(2,028)	$(15,253)	$2,936	$3,535	$264	$75,186

$0	$0	$26	$0	$1	$0	$0

ANNUAL REPORT	JUNE 30, 2015	33

Statements of Changes in Net Assets

	PIMCO 1-3 Year U.S. Treasury Index Exchange- Traded Fund		PIMCO 3-7 Year U.S. Treasury Index Exchange- Traded Fund		PIMCO 7-15 Year U.S. Treasury Index Exchange- Traded Fund		PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund

(Amounts in thousands†)	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$584	$429	$150	$197	$1,604	$936	$2,897	$2,840
Net realized gain (loss)	272	246	35	240	4,406	(707)	6,210	(8,619)
Net change in unrealized appreciation (depreciation)	15	271	78	(138)	(660)	1,108	(12,606)	7,861

Net increase (decrease) in net assets resulting from operations	871	946	263	299	5,350	1,337	(3,499)	2,082

Distributions to Shareholders:
From net investment income	(573)	(406)	(147)	(183)	(1,623)	(891)	(2,862)	(2,765)
From net realized capital gains	(134)	(70)	(71)	(41)	0	0	0	0
Tax basis return of capital	0	0	0	0	0	0	0	0

Total Distributions	(707)	(476)	(218)	(224)	(1,623)	(891)	(2,862)	(2,765)

Fund Share Transactions:
Receipts for shares sold	45,872	45,761	0	7,926	45,916	111,298	142,709	112,640
Cost of shares redeemed	(66,303)	(48,384)	(3,996)	(15,890)	(103,603)	(49,071)	(116,290)	(117,331)
Net increase (decrease) resulting from Fund share transactions	(20,431)	(2,623)	(3,996)	(7,964)	(57,687)	62,227	26,419	(4,691)

Total Increase (Decrease) in Net Assets	(20,267)	(2,153)	(3,951)	(7,889)	(53,960)	62,673	20,058	(5,374)

Net Assets:
Beginning of year	127,442	129,595	13,251	21,140	73,969	11,296	76,902	82,276
End of year*	$107,175	$127,442	$9,300	$13,251	$20,009	$73,969	$96,960	$76,902

* Including undistributed (overdistributed) net investment income of:	$(27)	$(39)	$(34)	$(37)	$(24)	$(5)	$35	$0

Shares of Beneficial Interest:
Shares Sold	900	900	0	100	550	1,350	1,200	1,250
Shares Redeemed	(1,300)	(950)	(50)	(200)	(1,200)	(600)	(1,050)	(1,350)
Net increase (decrease) in shares outstanding	(400)	(50)	(50)	(100)	(650)	750	150	(100)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

34	PIMCO ETF TRUST	See Accompanying Notes

PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund		PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund		PIMCO Broad U.S. TIPS Index Exchange- Traded Fund		PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund		PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund

Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014

$(16,352)	$8,084	$273	$1,408	$(4)	$742	$131,070	$153,109	$6,950	$5,669
(2,855)	53	(645)	(11,723)	(992)	(919)	(28,750)	52,503	4,790	1,228
(13,900)	19,880	(3,665)	15,728	(1,916)	2,492	(158,093)	91,869	(12,252)	7,101

(33,107)	28,017	(4,037)	5,413	(2,912)	2,315	(55,773)	297,481	(512)	13,998

(614)	(7,653)	(523)	(1,698)	(325)	(933)	(140,838)	(170,299)	(7,130)	(5,512)
0	0	0	0	0	0	(28,504)	(8,529)	(558)	(6,182)
(4,196)	0	0	0	(218)	0	0	0	0	0

(4,810)	(7,653)	(523)	(1,698)	(543)	(933)	(169,342)	(178,828)	(7,688)	(11,694)

237,002	429,595	34,269	3,018	92,705	60,731	905,955	2,968,939	223,452	86,738
(354,094)	(153,693)	(6,740)	(42,167)	(103,179)	(27,897)	(2,994,801)	(275,568)	(170,245)	(30,762)
(117,092)	275,902	27,529	(39,149)	(10,474)	32,834	(2,088,846)	2,693,371	53,207	55,976

(155,009)	296,266	22,969	(35,434)	(13,929)	34,216	(2,313,961)	2,812,024	45,007	58,280

1,337,875	1,041,609	69,570	105,004	106,402	72,186	5,119,202	2,307,178	199,196	140,916
$1,182,866	$1,337,875	$92,539	$69,570	$92,473	$106,402	$2,805,241	$5,119,202	$244,203	$199,196

$(9,183)	$576	$(39)	$140	$(234)	$9	$(2,168)	$(2,696)	$(73)	$55

4,500	8,100	500	50	1,600	1,050	8,800	28,050	2,150	850
(6,800)	(2,900)	(100)	(700)	(1,800)	(500)	(28,800)	(2,600)	(1,650)	(300)
(2,300)	5,200	400	(650)	(200)	550	(20,000)	25,450	500	550

ANNUAL REPORT	JUNE 30, 2015	35

Statements of Changes in Net Assets (Cont.)

	PIMCO Diversified Income Active Exchange- Traded Fund		PIMCO Enhanced Short Maturity Active Exchange- Traded Fund		PIMCO Foreign Currency Strategy Active Exchange- Traded Fund		PIMCO Global Advantage® Inflation-Linked Bond Active Exchange- Traded Fund

(Amounts in thousands†)	Year Ended June 30, 2015	Period from January 22, 2014 to June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1,868	$622	$22,763	$26,240	$188	$167	$3,247	$4,719
Net realized gain (loss)	(97)	318	5,884	7,018	(992)	(849)	(6,268)	(4,751)
Net change in unrealized appreciation (depreciation)	(2,497)	1,285	(9,437)	7,016	(1,224)	1,369	(12,232)	10,207

Net increase (decrease) in net assets resulting from operations	(726)	2,225	19,210	40,274	(2,028)	687	(15,253)	10,175

Distributions to Shareholders:
From net investment income	(2,308)	(568)	(27,034)	(26,777)	0	0	(5,282)	(931)
From net realized capital gains	(325)	0	(3,333)	(5,604)	0	0	0	(431)

Total Distributions	(2,633)	(568)	(30,367)	(32,381)	0	0	(5,282)	(1,362)

Fund Share Transactions:
Receipts for shares sold	19,590	63,166	1,878,459	1,469,252	0	0	9,342	33,649
Cost of shares redeemed	(4,894)	(20,117)	(2,105,148)	(1,455,864)	(4,707)	(4,726)	(23,542)	(24,483)
Net increase (decrease) resulting from Fund share transactions	14,696	43,049	(226,689)	13,388	(4,707)	(4,726)	(14,200)	9,166

Total Increase (Decrease) in Net Assets	11,337	44,706	(237,846)	21,281	(6,735)	(4,039)	(34,735)	17,979

Net Assets:
Beginning of year	44,706	0	3,773,896	3,752,615	21,417	25,456	137,415	119,436
End of year*	$56,043	$44,706	$3,536,050	$3,773,896	$14,682	$21,417	$102,680	$137,415

* Including undistributed (overdistributed) net investment income of:	$401	$49	$1,040	$1,534	$(937)	$(417)	$(5,450)	$1,580

Shares of Beneficial Interest:
Shares Sold	400	1,260	18,550	14,490	0	0	200	700
Shares Redeemed	(100)	(400)	(20,790)	(14,350)	(100)	(100)	(500)	(500)
Net increase (decrease) in shares outstanding	300	860	(2,240)	140	(100)	(100)	(300)	200

†	A zero balance may reflect actual amounts rounding to less than one thousand.

36	PIMCO ETF TRUST	See Accompanying Notes

PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund		PIMCO Low Duration Active Exchange- Traded Fund		PIMCO Short Term Municipal Bond Active Exchange- Traded Fund		PIMCO Total Return Active Exchange- Traded Fund

Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Period from January 22, 2014 to June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014

$4,653	$3,957	$1,924	$150	$501	$388	$72,435	$82,474
16	(1,260)	1,600	86	(34)	(180)	125,758	(133,776)
(1,733)	5,494	11	166	(203)	616	(123,007)	225,061

2,936	8,191	3,535	402	264	824	75,186	173,759

(4,619)	(4,026)	(2,542)	(138)	(534)	(332)	(129,616)	(60,989)
0	0	(349)	0	0	0	0	(14,866)

(4,619)	(4,026)	(2,891)	(138)	(534)	(332)	(129,616)	(75,855)

26,858	36,706	45,528	154,645	0	20,087	482,627	97,253
(7,995)	(18,254)	(10,114)	(15,159)	(20,176)	(5,039)	(1,370,969)	(1,161,905)
18,863	18,452	35,414	139,486	(20,176)	15,048	(888,342)	(1,064,652)

17,180	22,617	36,058	139,750	(20,446)	15,540	(942,772)	(966,748)

210,548	187,931	139,750	0	76,211	60,671	3,431,844	4,398,592
$227,728	$210,548	$175,808	$139,750	$55,765	$76,211	$2,489,072	$3,431,844

$(36)	$(69)	$(167)	$0	$(52)	$(19)	$3,349	$559

500	700	450	1,530	0	400	4,400	900
(150)	(350)	(100)	(150)	(400)	(100)	(12,600)	(11,000)
350	350	350	1,380	(400)	300	(8,200)	(10,100)

ANNUAL REPORT	JUNE 30, 2015	37

Statements of Cash Flows

Year Ended June 30, 2015
(Amounts in thousands†)	PIMCO Global Advantage® Inflation-Linked Bond Active Exchange- Traded Fund	PIMCO Low Duration Active Exchange- Traded Fund

Cash Flows (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(15,253)	$3,535

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash (Used for) Operating Activities:
Purchases of long-term securities	(169,122)	(2,459,093)
Proceeds from sales of long-term securities	151,765	1,936,142
Proceeds from sales of short-term portfolio investments, net	7,502	481,640
(Increase) in deposits with counterparty	(1,496)	(1,362)
(Increase) decrease in receivable for investments sold	(499)	96,584
(Increase) decrease in interest receivable	233	(287)
(Increase) decrease in exchange-traded or centrally cleared financial derivative instruments	(197)	863
Decrease in over the counter financial derivative instruments	1,087	882
(Increase) in reimbursement receivable from PIMCO	(6)	0
Increase (decrease) in payable for investments purchased	135	(105,633)
Increase (decrease) in accrued management fees	(18)	4
(Decrease) in accrued taxes payable	(20)	0
Increase in accrued reimbursement to PIMCO	0	2
Proceeds from short sales transactions, net	0	9,502
Proceeds from (Payments on) currency transactions	(463)	162
Increase in other liabilities	5	4
Net Realized (Gain) Loss
Investments in securities	6,408	82
Exchange-traded or centrally cleared financial derivative instruments	371	(634)
Over the counter financial derivative instruments	(949)	(882)
Foreign currency	438	(166)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	12,964	635
Exchange-traded or centrally cleared financial derivative instruments	(77)	(41)
Over the counter financial derivative instruments	(700)	(609)
Foreign currency assets and liabilities	45	4
Net amortization (accretion) on investments	459	1,658
Net Cash (Used for) Operating Activities	(7,388)	(37,008)

Cash Flows Received from Financing Activities:
Proceeds from shares sold	9,342	45,528
Payments on shares redeemed	(23,542)	(10,114)
Cash dividend paid	(6,213)	(2,752)
Proceeds from reverse repurchase agreements	95,643	1,963,071
Payments on reverse repurchase agreements	(72,424)	(1,959,000)
Proceeds from sale-buyback transactions	294,074	1,272,334
Payments on sale-buyback transactions	(289,650)	(1,272,334)
Proceeds from deposits from counterparty	5,130	1,160
Payments on deposits from counterparty	(4,670)	(520)
Net Cash Received from Financing Activities	7,690	37,373

Net Increase in Cash and Foreign Currency	302	365

Cash and Foreign Currency:
Beginning of year	503	743
End of year	$805	$1,108

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$59	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

38	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund

June 30, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 99.8%

U.S. TREASURY OBLIGATIONS 99.3%

U.S. Treasury Bonds
8.875% due 08/15/2017	$2,520	$2,954

U.S. Treasury Notes
0.500% due 06/15/2016	3,720	3,726
0.625% due 10/15/2016	3,880	3,889
0.625% due 11/15/2016	4,725	4,736
0.625% due 02/15/2017	3,155	3,158
0.750% due 03/15/2017	4,670	4,686
0.750% due 04/15/2018	4,435	4,409
0.875% due 09/15/2016	4,025	4,047
0.875% due 11/30/2016	4,370	4,394
0.875% due 12/31/2016	4,450	4,475
0.875% due 01/31/2017	4,370	4,393
0.875% due 04/15/2017	2,630	2,643

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.875% due 06/15/2017	$5,520	$5,545
0.875% due 07/15/2017	4,200	4,217
0.875% due 10/15/2017	3,670	3,677
0.875% due 11/15/2017	3,890	3,895
0.875% due 01/15/2018	3,915	3,915
1.000% due 09/15/2017	3,360	3,379
1.000% due 12/15/2017	2,805	2,816
1.000% due 03/15/2018	3,260	3,266
1.125% due 06/15/2018	2,500	2,509
2.750% due 05/31/2017	4,410	4,588
3.000% due 08/31/2016	3,560	3,667
3.125% due 04/30/2017	4,805	5,026
3.250% due 07/31/2016	4,400	4,535
3.500% due 02/15/2018	3,575	3,815
3.875% due 05/15/2018	3,730	4,037

Total U.S. Treasury Obligations (Cost $106,216)		106,397

MARKET VALUE (000s)
SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (a) 0.5%
$565

Total Short-Term Instruments (Cost $565)	565

Total Investments in Securities (Cost $106,781)	106,962

Total Investments 99.8% (Cost $106,781)	$106,962

Other Assets and Liabilities, net 0.2%	213

Net Assets 100.0%	$107,175

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$565	Fannie Mae 2.200% due 10/17/2022	$(577)	$565	$565
Total Repurchase Agreements						$(577)	$565	$565

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of June 30, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$565	$0	$0	$0	$565	$(577)	$(12)
Total Borrowings and Other Financing Transactions	$565	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$106,397	$0	$106,397
Short-Term Instruments
Repurchase Agreements	0	565	0	565
Total Investments	$0	$106,962	$0	$106,962

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	39

Schedule of Investments PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund

June 30, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 99.0%

U.S. TREASURY OBLIGATIONS 99.0%

U.S. Treasury Bonds
7.875% due 02/15/2021	$210	$278
8.750% due 08/15/2020	200	270

U.S. Treasury Notes
0.875% due 07/31/2019	315	308
1.000% due 06/30/2019	360	355
1.000% due 09/30/2019	440	432
1.000% due 11/30/2019	285	279
1.125% due 03/31/2020	155	152
1.125% due 04/30/2020	360	351
1.250% due 01/31/2019	448	448
1.375% due 11/30/2018	129	130

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.375% due 12/31/2018	$215	$216
1.375% due 01/31/2020	460	456
1.375% due 05/31/2020	305	301
1.500% due 08/31/2018	195	197
1.500% due 03/31/2019	615	619
1.500% due 01/31/2022	375	363
1.750% due 10/31/2018	334	341
1.750% due 10/31/2020	595	595
1.750% due 04/30/2022	450	441
1.875% due 06/30/2020	110	111
2.000% due 09/30/2020	160	162
2.000% due 10/31/2021	350	350
2.250% due 07/31/2018	228	236
2.250% due 03/31/2021	300	306
2.250% due 07/31/2021	430	438
2.375% due 06/30/2018	338	351

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.375% due 12/31/2020	$260	$268
3.125% due 05/15/2021	285	305
3.375% due 11/15/2019	135	146

Total U.S. Treasury Obligations (Cost $9,189)		9,205

Total Investments in Securities (Cost $9,189)		9,205

Total Investments 99.0% (Cost $9,189)		$9,205

Other Assets and Liabilities, net 1.0%		95

Net Assets 100.0%		$9,300

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$9,205	$0	$9,205

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

40	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund

June 30, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 98.9%

U.S. TREASURY OBLIGATIONS 98.9%

U.S. Treasury Bonds
5.500% due 08/15/2028	$743	$986
6.000% due 02/15/2026	958	1,285
6.125% due 08/15/2029	198	280
6.250% due 08/15/2023	1,195	1,558
6.250% due 05/15/2030	351	506
6.375% due 08/15/2027	586	825
7.625% due 02/15/2025	603	882

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

U.S. Treasury Notes
1.625% due 11/15/2022	$3,315	$3,200
1.750% due 05/15/2023	974	941
2.000% due 02/15/2023	1,899	1,876
2.000% due 02/15/2025	2,105	2,042
2.250% due 11/15/2024	1,577	1,565
2.500% due 05/15/2024	1,181	1,200
2.750% due 11/15/2023	1,172	1,217
2.750% due 02/15/2024	1,375	1,426

Total U.S. Treasury Obligations (Cost $19,916)		19,789

MARKET VALUE (000s)
Total Investments in Securities (Cost $19,916)	$19,789

Total Investments 98.9% (Cost $19,916)	$19,789

Other Assets and Liabilities, net 1.1%	220

Net Assets 100.0%	$20,009

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$19,789	$0	$19,789

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	41

Schedule of Investments PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

June 30, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 106.0%

U.S. TREASURY OBLIGATIONS 106.0%

U.S. Treasury Strips (a)
0.000% due 05/15/2040	$12,280	$5,498
0.000% due 08/15/2040	11,922	5,259
0.000% due 11/15/2040	11,598	5,101
0.000% due 02/15/2041	12,444	5,430
0.000% due 05/15/2041	11,154	4,835
0.000% due 08/15/2041	12,444	5,363
0.000% due 11/15/2041	11,154	4,737
0.000% due 02/15/2042	12,444	5,251

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.000% due 05/15/2042	$11,407	$4,745
0.000% due 08/15/2042	12,892	5,313
0.000% due 11/15/2042	11,486	4,688
0.000% due 02/15/2043	11,794	4,782
0.000% due 05/15/2043	11,837	4,760
0.000% due 08/15/2043	12,031	4,829
0.000% due 11/15/2043	11,476	4,580
0.000% due 02/15/2044	11,946	4,721
0.000% due 05/15/2044	12,242	4,778
0.000% due 08/15/2044	11,606	4,531
0.000% due 11/15/2044	11,892	4,573
0.000% due 02/15/2045	11,795	4,534

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.000% due 05/15/2045	$11,800	$4,487

Total U.S. Treasury Obligations (Cost $118,452)		102,795

Total Investments in Securities (Cost $118,452)		102,795

Total Investments 106.0% (Cost $118,452)		$102,795

Other Assets and Liabilities, net (6.0%)		(5,835)

Net Assets 100.0%		$96,960

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon bond.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$102,795	$0	$102,795

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

42	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

June 30, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 99.6%

U.S. TREASURY OBLIGATIONS 99.4%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 04/15/2017	$166,453	$168,677
0.125% due 04/15/2018	184,949	187,753
0.125% due 04/15/2019	179,867	182,045
0.125% due 04/15/2020	65,517	66,019
1.375% due 07/15/2018	58,302	61,791
1.375% due 01/15/2020	74,162	79,255
1.625% due 01/15/2018	66,655	70,399
1.875% due 07/15/2019	63,157	68,836
2.125% due 01/15/2019	60,807	66,146

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.375% due 01/15/2017	$76,437	$80,163
2.500% due 07/15/2016	78,412	81,315
2.625% due 07/15/2017	58,527	62,775

Total U.S. Treasury Obligations (Cost $1,183,265)		1,175,174

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (b) 0.2%
		2,804

Total Short-Term Instruments (Cost $2,804)		2,804

MARKET VALUE (000s)
Total Investments in Securities (Cost $1,186,069)	$1,177,978

Total Investments 99.6% (Cost $1,186,069)	$1,177,978

Other Assets and Liabilities, net 0.4%	4,888

Net Assets 100.0%	$1,182,866

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$2,804	Fannie Mae 2.200% due 10/17/2022	$(2,861)	$2,804	$2,804
Total Repurchase Agreements						$(2,861)	$2,804	$2,804

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of June 30, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$2,804	$0	$0	$0	$2,804	$(2,861)	$(57)
Total Borrowings and Other Financing Transactions	$2,804	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$1,175,174	$0	$1,175,174
Short-Term Instruments
Repurchase Agreements	0	2,804	0	2,804
Total Investments	$0	$1,177,978	$0	$1,177,978

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	43

Schedule of Investments PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

June 30, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 99.6%

U.S. TREASURY OBLIGATIONS 99.4%

U.S. Treasury Inflation Protected Securities (a)
0.625% due 02/15/2043	$15,960	$14,059
0.750% due 02/15/2042	15,604	14,250
0.750% due 02/15/2045	9,967	9,036
1.375% due 02/15/2044	14,929	15,822
2.125% due 02/15/2040	10,169	12,458
2.125% due 02/15/2041	16,384	20,214
3.375% due 04/15/2032	4,409	6,198

Total U.S. Treasury Obligations (Cost $99,602)		92,037

MARKET VALUE (000s)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (b) 0.2%
$168

Total Short-Term Instruments (Cost $168)	168

Total Investments in Securities (Cost $99,770)	92,205

Total Investments 99.6% (Cost $99,770)	$92,205

Other Assets and Liabilities, net 0.4%	334

Net Assets 100.0%	$92,539

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$168	Fannie Mae 2.200% due 10/17/2022	$(171)	$168	$168
Total Repurchase Agreements						$(171)	$168	$168

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of June 30, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$168	$0	$0	$0	$168	$(171)	$(3)
Total Borrowings and Other Financing Transactions	$168	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$92,037	$0	$92,037
Short-Term Instruments
Repurchase Agreements	0	168	0	168
Total Investments	$0	$92,205	$0	$92,205

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

44	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

June 30, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 99.7%

U.S. TREASURY OBLIGATIONS 99.2%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 01/15/2022	$4,561	$4,518
0.125% due 07/15/2022	3,863	3,832
0.125% due 01/15/2023	4,214	4,137
0.625% due 01/15/2024	7,762	7,886
0.750% due 02/15/2042	4,745	4,333
1.125% due 01/15/2021	8,825	9,332
1.375% due 07/15/2018	2,263	2,399
1.375% due 01/15/2020	4,641	4,960
1.375% due 02/15/2044	4,608	4,883

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.625% due 01/15/2018	$7,505	$7,927
1.750% due 01/15/2028	3,317	3,748
1.875% due 07/15/2019	4,296	4,682
2.000% due 01/15/2026	4,750	5,443
2.125% due 02/15/2040	1,582	1,938
2.375% due 01/15/2017	4,756	4,988
2.375% due 01/15/2025	5,756	6,763
2.500% due 01/15/2029	4,444	5,465
2.625% due 07/15/2017	2,767	2,968
3.375% due 04/15/2032	1,133	1,592

Total U.S. Treasury Obligations (Cost $94,386)		91,794

MARKET VALUE (000s)
SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (b) 0.5%
$434

Total Short-Term Instruments (Cost $434)	434

Total Investments in Securities (Cost $94,820)	92,228

Total Investments 99.7% (Cost $94,820)	$92,228

Other Assets and Liabilities, net 0.3%	245

Net Assets 100.0%	$92,473

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$434	Fannie Mae 2.200% due 10/17/2022	$(445)	$434	$434
Total Repurchase Agreements						$(445)	$434	$434

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of June 30, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$434	$0	$0	$0	$434	$(445)	$(11)
Total Borrowings and Other Financing Transactions	$434	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$91,794	$0	$91,794
Short-Term Instruments
Repurchase Agreements	0	434	0	434
Total Investments	$0	$92,228	$0	$92,228

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	45

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 99.0%

CORPORATE BONDS & NOTES 96.6%

BANKING & FINANCE 21.7%

AerCap Ireland Capital Ltd.
2.750% due 05/15/2017	$400	$399
3.750% due 05/15/2019	5,675	5,625
4.250% due 07/01/2020	3,600	3,607

Affinion Investments LLC
13.500% due 08/15/2018	6,300	2,804

AGFC Capital Trust
6.000% due 01/15/2067	1,500	1,125

Aircastle Ltd.
6.750% due 04/15/2017	6,734	7,189

Ally Financial, Inc.
2.750% due 01/30/2017	1,800	1,796
3.125% due 01/15/2016	750	754
3.250% due 09/29/2017	1,100	1,103
3.500% due 07/18/2016	12,500	12,719
3.500% due 01/27/2019	2,448	2,436
4.750% due 09/10/2018	8,500	8,787
5.500% due 02/15/2017	33,600	35,112
6.250% due 12/01/2017	2,000	2,140
8.000% due 03/15/2020	8,000	9,440

ARC Properties Operating Partnership LP
2.000% due 02/06/2017	7,400	7,196

Barclays Bank PLC
7.750% due 04/10/2023	1,530	1,660

BPCE S.A.
4.500% due 03/15/2025	3,000	2,902

Cantor Commercial Real Estate Co. LP
7.750% due 02/15/2018	19,045	19,997

Chinos Intermediate Holdings A, Inc. (7.750% Cash or 8.500% PIK)
7.750% due 05/01/2019 (a)	3,775	3,058

CIT Group, Inc.
3.875% due 02/19/2019	150	149
4.250% due 08/15/2017	32,108	32,670
5.000% due 05/15/2017	28,343	29,298
5.500% due 02/15/2019	7,000	7,315
6.625% due 04/01/2018	675	724

ContourGlobal Power Holdings S.A.
7.125% due 06/01/2019	500	526

Credit Agricole S.A.
6.637% due 05/31/2017 (c)	9,175	9,588

Eksportfinans ASA
2.000% due 09/15/2015	14,190	14,208
2.375% due 05/25/2016	24,393	24,454
5.500% due 05/25/2016	14,265	14,693
5.500% due 06/26/2017	1,375	1,461

General Motors Financial Co., Inc.
2.625% due 07/10/2017	2,275	2,301
2.750% due 05/15/2016	8,400	8,502
3.000% due 09/25/2017	2,225	2,273
3.250% due 05/15/2018	10,393	10,644
3.500% due 07/10/2019	1,200	1,227
4.750% due 08/15/2017	30,694	32,416

Genworth Holdings, Inc.
6.150% due 11/15/2066	750	459

HBOS PLC
6.750% due 05/21/2018	2,720	3,021

Icahn Enterprises LP
3.500% due 03/15/2017	855	862
4.875% due 03/15/2019	4,000	4,041

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

International Lease Finance Corp.
6.250% due 05/15/2019	$15,850	$17,177
6.750% due 09/01/2016	5,395	5,685
8.625% due 09/15/2015	26,269	26,630
8.750% due 03/15/2017	16,344	17,923

iStar Financial, Inc.
4.000% due 11/01/2017	3,625	3,575
4.875% due 07/01/2018	6,408	6,328
5.000% due 07/01/2019	10,075	9,974
7.125% due 02/15/2018	7,025	7,341
9.000% due 06/01/2017	4,500	4,911

Jefferies Finance LLC
7.375% due 04/01/2020	850	839

KCG Holdings, Inc.
6.875% due 03/15/2020	3,725	3,604

Nationstar Mortgage LLC
6.500% due 08/01/2018	800	803
9.625% due 05/01/2019	4,500	4,798

Navient Corp.
4.875% due 06/17/2019	5,000	4,963
5.500% due 01/15/2019	3,245	3,317
6.000% due 01/25/2017	10,600	11,050
6.250% due 01/25/2016	3,117	3,183
7.250% due 01/25/2022	500	529
8.450% due 06/15/2018	29,582	32,948

OneMain Financial Holdings, Inc.
6.750% due 12/15/2019	4,950	5,173

PHH Corp.
7.375% due 09/01/2019	13,875	14,742

Radian Group, Inc.
5.250% due 06/15/2020	3,675	3,666
5.500% due 06/01/2019	2,008	2,056

Realogy Group LLC
4.500% due 04/15/2019	3,250	3,299

Resona Preferred Global Securities Cayman Ltd.
7.191% due 07/30/2015 (c)	22,270	22,437

Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (c)	1,500	1,770
7.648% due 09/30/2031 (c)	233	291

Societe Generale S.A.
5.922% due 04/05/2017 (c)	1,450	1,492

Sophia Holding Finance LP (9.625% Cash or 9.625% PIK)
9.625% due 12/01/2018 (a)	2,475	2,515

Springleaf Finance Corp.
5.400% due 12/01/2015	5,515	5,577
5.750% due 09/15/2016	2,000	2,073
6.900% due 12/15/2017	36,952	39,261

TMX Finance LLC
8.500% due 09/15/2018	7,550	6,229

WEA Finance LLC
1.750% due 09/15/2017	1,700	1,705

		608,545

INDUSTRIALS 65.1%

Abengoa Finance S.A.U.
8.875% due 11/01/2017	1,425	1,489

ADT Corp.
2.250% due 07/15/2017	200	200
3.500% due 07/15/2022	575	525
4.125% due 04/15/2019 (e)	7,525	7,675
5.250% due 03/15/2020	15,675	16,498

Advanced Micro Devices, Inc.
6.750% due 03/01/2019	825	753

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Affinion Group Holdings, Inc.
11.625% due 11/15/2015	$1,050	$1,024

Affinion Group, Inc.
7.875% due 12/15/2018	1,750	1,173
11.500% due 10/15/2015	1,000	990

Afren PLC
11.500% due 02/01/2016 ^	6,750	3,105

Aguila S.A.
7.875% due 01/31/2018	14,618	14,527

Alberta ULC (14.000% Cash or 14.000% PIK)
14.000% due 02/13/2020 (a)	650	400

Alcoa, Inc.
5.550% due 02/01/2017	950	998
5.720% due 02/23/2019	8,875	9,479
6.750% due 07/15/2018	1,075	1,190

Alere, Inc.
6.500% due 06/15/2020	2,000	2,080
7.250% due 07/01/2018	870	915
8.625% due 10/01/2018	12,552	13,029

Aleris International, Inc.
7.625% due 02/15/2018	5,525	5,691
7.875% due 11/01/2020	5,125	5,343

Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018 (e)	39,060	37,888

Alpha Natural Resources, Inc.
9.750% due 04/15/2018	2,860	218

Alphabet Holding Co., Inc. (7.750% Cash or 8.500% PIK)
7.750% due 11/01/2017 (a)	6,975	6,992

American Achievement Corp.
10.875% due 04/15/2016	1,350	1,277

American Airlines Group, Inc.
5.500% due 10/01/2019	2,350	2,373

Ancestry.com Holdings LLC (9.625% Cash or 10.375% PIK)
9.625% due 10/15/2018 (a)	11,481	11,754

APX Group, Inc.
6.375% due 12/01/2019	4,175	4,065

ArcelorMittal
4.500% due 08/05/2015	24,806	24,829
5.250% due 02/25/2017	22,026	22,935
6.125% due 06/01/2018	2,050	2,188

Arch Coal, Inc.
8.000% due 01/15/2019	13,250	2,849

Ardagh Finance Holdings S.A. (8.625 Cash or 8.625% PIK)
8.625% due 06/15/2019 (a)	3,833	3,987

Ashland, Inc.
3.875% due 04/15/2018	18,529	19,108

Associated Materials LLC
9.125% due 11/01/2017	18,156	15,160

Avaya, Inc.
7.000% due 04/01/2019	2,350	2,309

Avon Products, Inc.
5.350% due 03/15/2020	3,650	3,342
6.500% due 03/01/2019	800	776

Beazer Homes USA, Inc.
8.125% due 06/15/2016	6,333	6,665

Beverage Packaging Holdings Luxembourg S.A.
5.625% due 12/15/2016	1,000	1,002
6.000% due 06/15/2017	11,125	11,167

BlueLine Rental Finance Corp.
7.000% due 02/01/2019	18,209	18,801

46	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Bombardier, Inc.
7.500% due 03/15/2018	$3,800	$3,990
7.750% due 03/15/2020	12,100	12,227

Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (a)(e)	15,500	11,063

Brinker International, Inc.
2.600% due 05/15/2018	2,840	2,846

Bumble Bee Holdings, Inc.
9.000% due 12/15/2017	17,869	18,785

Cablevision Systems Corp.
7.750% due 04/15/2018	6,000	6,495
8.625% due 09/15/2017	14,450	15,931

California Resources Corp.
5.000% due 01/15/2020 (e)	7,500	6,637

Capella Healthcare, Inc.
9.250% due 07/01/2017	8,425	8,646

Capsugel S.A. (7.000% Cash or 7.750% PIK)
7.000% due 05/15/2019 (a)	11,476	11,700

Carlson Wagonlit BV
6.875% due 06/15/2019	400	423

Case New Holland Industrial, Inc.
7.875% due 12/01/2017	10,880	11,968

CCO Holdings LLC
7.000% due 01/15/2019	5,750	5,980

Centex LLC
6.500% due 05/01/2016	1,025	1,069

Central Garden and Pet Co.
8.250% due 03/01/2018	1,291	1,325

Cenveo Corp.
6.000% due 08/01/2019	700	662
11.500% due 05/15/2017 (e)	1,000	1,024

Chesapeake Energy Corp.
6.500% due 08/15/2017	5,750	5,915
7.250% due 12/15/2018	13,000	13,455

CITGO Holding, Inc.
10.750% due 02/15/2020	3,775	3,879

Claire’s Stores, Inc.
8.875% due 03/15/2019 (e)	950	432
9.000% due 03/15/2019	11,925	10,136

Clear Channel Worldwide Holdings, Inc.
7.625% due 03/15/2020	13,275	13,889

Cliffs Natural Resources, Inc.
8.250% due 03/31/2020	7,875	7,481

CMA CGM S.A.
8.500% due 04/15/2017	6,350	6,493

CNH Industrial America LLC
7.250% due 01/15/2016	1,000	1,025

CNH Industrial Capital LLC
3.625% due 04/15/2018	750	754
3.875% due 11/01/2015	21,620	21,728
3.875% due 07/16/2018	5,000	5,012

Commercial Metals Co.
6.500% due 07/15/2017	750	793

CommScope, Inc.
4.375% due 06/15/2020	650	658

Community Health Systems, Inc.
5.125% due 08/15/2018	20,905	21,490
8.000% due 11/15/2019	18,625	19,673

Comstock Resources, Inc.
10.000% due 03/15/2020	8,525	7,758

Constellation Brands, Inc.
3.875% due 11/15/2019	4,400	4,477
7.250% due 09/01/2016	1,400	1,485

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
7.250% due 05/15/2017	$13,675	$14,932

ConvaTec Finance International S.A. (8.250% Cash or 9.000% PIK)
8.250% due 01/15/2019 (a)	23,825	23,497

CSC Holdings LLC
8.625% due 02/15/2019	1,325	1,514

D.R. Horton, Inc.
3.750% due 03/01/2019	275	278
4.000% due 02/15/2020	3,875	3,874
4.750% due 05/15/2017	8,709	9,079

Dell, Inc.
2.300% due 09/10/2015	4,141	4,146
3.100% due 04/01/2016	4,850	4,862

Diamond Foods, Inc.
7.000% due 03/15/2019	650	668

DISH DBS Corp.
4.250% due 04/01/2018	5,281	5,387
5.125% due 05/01/2020	5,500	5,576
7.125% due 02/01/2016	32,191	33,076
7.875% due 09/01/2019	8,450	9,401

DJO Finance LLC
10.750% due 04/15/2020	2,550	2,626

DynCorp International, Inc.
10.375% due 07/01/2017	1,000	725

Dynegy, Inc.
6.750% due 11/01/2019	11,100	11,605

Energy Gulf Coast, Inc.
9.250% due 12/15/2017 (e)	9,075	4,832
11.000% due 03/15/2020	8,300	7,325

Enterprise Products Operating LLC
8.375% due 08/01/2066	1,250	1,313

Family Tree Escrow LLC
5.250% due 03/01/2020	960	1,009

Fiat Chrysler Automobiles NV
4.500% due 04/15/2020	10,625	10,598

First Data Corp.
7.375% due 06/15/2019	8,982	9,359

First Quantum Minerals Ltd.
6.750% due 02/15/2020	3,750	3,647

Florida East Coast Holdings Corp.
6.750% due 05/01/2019	550	553

FMG Resources Pty. Ltd.
8.250% due 11/01/2019 (e)	8,325	7,055

Fresenius Medical Care U.S. Finance, Inc.
5.625% due 07/31/2019	5,000	5,431
6.875% due 07/15/2017	4,935	5,367

Fresenius U.S. Finance, Inc.
9.000% due 07/15/2015	17,851	17,891

General Motors Co.
3.500% due 10/02/2018	2,000	2,070

Global Ship Lease, Inc.
10.000% due 04/01/2019	500	524

GLP Capital LP
4.375% due 11/01/2018	490	505

Greif, Inc.
6.750% due 02/01/2017	10,821	11,389

Guitar Center, Inc.
6.500% due 04/15/2019	300	276

Hanson Ltd.
6.125% due 08/15/2016	6,210	6,483

Hapag-Lloyd AG
9.750% due 10/15/2017	9,180	9,409

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Harvest Operations Corp.
6.875% due 10/01/2017	$9,020	$8,366

HCA, Inc.
3.750% due 03/15/2019	350	354
4.250% due 10/15/2019	50	51
6.500% due 02/15/2016	28,141	29,073
6.500% due 02/15/2020	26,600	29,792

HD Supply, Inc.
5.250% due 12/15/2021	3,675	3,739

Headwaters, Inc.
7.250% due 01/15/2019	4,551	4,756

Hertz Corp.
4.250% due 04/01/2018	1,850	1,887
6.750% due 04/15/2019	11,697	12,099

Hexion, Inc.
8.875% due 02/01/2018	13,050	11,843

Hospira, Inc.
5.200% due 08/12/2020	716	801
6.050% due 03/30/2017	1,831	1,971

Hughes Satellite Systems Corp.
6.500% due 06/15/2019	2,952	3,214

Hyva Global BV
8.625% due 03/24/2016	10,525	10,222

Igloo Holdings Corp. (8.250% Cash or 9.000% PIK)
8.250% due 12/15/2017 (a)	1,200	1,217

iHeartCommunications, Inc.
9.000% due 12/15/2019	8,925	8,539
10.000% due 01/15/2018	6,500	5,257

Imperial Metals Corp.
7.000% due 03/15/2019	400	389

INEOS Group Holdings S.A.
6.125% due 08/15/2018 (e)	24,125	24,728

Intelsat Luxembourg S.A.
6.750% due 06/01/2018	24,825	23,584

Interactive Data Corp.
5.875% due 04/15/2019	12,550	12,675

International Game Technology PLC
5.625% due 02/15/2020	2,975	2,923

inVentiv Health, Inc.
9.000% due 01/15/2018	8,325	8,694
11.000% due 08/15/2018	1,331	1,291

inVentiv Health, Inc. (10.000% PIK)
10.000% due 08/15/2018 (a)	1,960	2,038

Jaguar Holding Co. (9.375% Cash or 10.125% PIK)
9.375% due 10/15/2017 (a)	13,101	13,412

Jaguar Land Rover Automotive PLC
3.500% due 03/15/2020	3,750	3,694
4.125% due 12/15/2018	7,000	7,114

Jarden Corp.
7.500% due 05/01/2017	1,500	1,639

JC Penney Corp., Inc.
5.750% due 02/15/2018	1,000	984
7.950% due 04/01/2017	829	870
8.125% due 10/01/2019	2,500	2,487

JMC Steel Group, Inc.
8.250% due 03/15/2018	8,465	7,777

Jo-Ann Stores LLC
8.125% due 03/15/2019	3,680	3,482

K Hovnanian Enterprises, Inc.
8.000% due 11/01/2019	3,150	2,929

KB Home
4.750% due 05/15/2019	5,521	5,507
8.000% due 03/15/2020	7,775	8,591

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	47

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Kindred Healthcare, Inc.
8.000% due 01/15/2020	$6,250	$6,703

Kinetic Concepts, Inc.
10.500% due 11/01/2018	13,969	14,947

Kratos Defense & Security Solutions, Inc.
7.000% due 05/15/2019	3,650	3,344

L Brands, Inc.
6.900% due 07/15/2017	1,100	1,202
8.500% due 06/15/2019	755	894

Lafarge S.A.
6.200% due 07/09/2015	1,500	1,501
6.500% due 07/15/2016	6,331	6,663

Lantheus Medical Imaging, Inc.
9.750% due 05/15/2017	500	515

Laureate Education, Inc.
10.000% due 09/01/2019	1,675	1,568

Lennar Corp.
4.125% due 12/01/2018	500	508
4.500% due 11/15/2019	2,750	2,798
4.750% due 12/15/2017	436	456
6.500% due 04/15/2016	4,000	4,135
12.250% due 06/01/2017	1,000	1,185

Lightstream Resources Ltd.
8.625% due 02/01/2020	3,575	2,315

Logan’s Roadhouse, Inc.
10.750% due 10/15/2017	444	331

Mallinckrodt International Finance S.A.
3.500% due 04/15/2018	12,470	12,564
4.875% due 04/15/2020	2,050	2,094

Masco Corp.
6.125% due 10/03/2016	15,046	15,911

McClatchy Co.
9.000% due 12/15/2022 (e)	20,161	19,279

MGM Resorts International
5.250% due 03/31/2020	3,450	3,493
6.625% due 07/15/2015	25,377	25,405
7.625% due 01/15/2017	8,320	8,892
10.000% due 11/01/2016	10,975	11,963

Midstates Petroleum Co., Inc.
10.000% due 06/01/2020	3,575	3,441

Modular Space Corp.
10.250% due 01/31/2019	800	696

NBTY, Inc.
9.000% due 10/01/2018	5,297	5,489

NCL Corp. Ltd.
5.250% due 11/15/2019	2,025	2,083

New Enterprise Stone & Lime Co., Inc.
11.000% due 09/01/2018	2,500	2,238

New York Times Co.
6.625% due 12/15/2016	250	266

Nokia OYJ
5.375% due 05/15/2019	1,100	1,167

Novelis, Inc.
8.375% due 12/15/2017	3,745	3,881

Numericable SFR S.A.S.
4.875% due 05/15/2019	41,220	40,911

NXP BV
3.500% due 09/15/2016	8,800	8,910

Offshore Group Investment Ltd.
7.500% due 11/01/2019	7,450	4,619

Owens-Brockway Glass Container, Inc.
7.375% due 05/15/2016	709	745

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Pacific Drilling Ltd.
7.250% due 12/01/2017	$2,000	$1,730

Peabody Energy Corp.
6.000% due 11/15/2018 (e)	18,144	8,800

Perstorp Holding AB
8.750% due 05/15/2017 (e)	1,965	2,053
11.000% due 08/15/2017	6,325	6,720

Petco Holdings, Inc. (8.500% Cash or 9.250% PIK)
8.500% due 10/15/2017 (a)	24,680	25,420

PHI, Inc.
5.250% due 03/15/2019	2,550	2,371

Pittsburgh Glass Works LLC
8.000% due 11/15/2018	21,364	22,592

PQ Corp.
8.750% due 11/01/2018	10,610	10,756

Reynolds Group Issuer, Inc.
5.750% due 10/15/2020	1,000	1,028
7.875% due 08/15/2019	12,625	13,177
8.500% due 05/15/2018	17,880	18,260
9.875% due 08/15/2019	8,400	8,836

Rite Aid Corp.
9.250% due 03/15/2020	3,000	3,259

Rockies Express Pipeline LLC
6.000% due 01/15/2019	9,650	10,108
6.850% due 07/15/2018	4,550	4,874

Royal Caribbean Cruises Ltd.
11.875% due 07/15/2015	1,350	1,353

RR Donnelley & Sons Co.
6.125% due 01/15/2017	98	101
7.250% due 05/15/2018	12,210	13,614

Ryerson, Inc.
9.000% due 10/15/2017	9,305	9,398

Ryland Group, Inc.
6.625% due 05/01/2020	250	278

Sabine Pass LNG LP
7.500% due 11/30/2016	21,546	22,785

Sabre Holdings Corp.
8.350% due 03/15/2016	750	782

SandRidge Energy, Inc.
8.750% due 06/01/2020	5,375	4,965

Sanmina Corp.
4.375% due 06/01/2019	3,398	3,398

Schaeffler Holding Finance BV (6.875% Cash or 7.625% PIK)
6.875% due 08/15/2018 (a)	3,900	4,046

Sears Holdings Corp.
6.625% due 10/15/2018 (e)	8,550	8,208

Sequa Corp.
7.000% due 12/15/2017	28,068	19,227

Service Corp. International
7.000% due 06/15/2017	1,250	1,350

Seventy Seven Operating LLC
6.625% due 11/15/2019	2,600	2,067

Sitel LLC
11.000% due 08/01/2017	2,300	2,346
11.500% due 04/01/2018	6,650	5,869

Smithfield Foods, Inc.
7.750% due 07/01/2017	2,368	2,602

Softbank Corp.
4.500% due 04/15/2020	8,725	8,780

SPX Corp.
6.875% due 09/01/2017	1,250	1,353

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Standard Pacific Corp.
8.375% due 05/15/2018	$3,000	$3,435

SunGard Data Systems, Inc.
6.625% due 11/01/2019	18,541	19,213

SuperValu, Inc.
8.000% due 05/01/2016	1,346	1,411

Syniverse Holdings, Inc.
9.125% due 01/15/2019	7,425	6,571

T-Mobile USA, Inc.
5.250% due 09/01/2018	12,100	12,493
6.464% due 04/28/2019	20,400	21,063

Telesat Canada
6.000% due 05/15/2017	2,211	2,252

Tenet Healthcare Corp.
5.000% due 03/01/2019	6,830	6,856
5.500% due 03/01/2019	15,875	16,073
6.250% due 11/01/2018	5,300	5,770

Tervita Corp.
8.000% due 11/15/2018	3,550	3,248

Tesoro Corp.
4.250% due 10/01/2017	2,000	2,045

Tesoro Logistics LP
5.500% due 10/15/2019	600	626

Thompson Creek Metals Co., Inc.
9.750% due 12/01/2017	1,800	1,881

Toll Brothers Finance Corp.
8.910% due 10/15/2017	7,185	8,191

Tops Holding Corp.
8.750% due 06/15/2018	1,000	990

Toys “R” Us Property Co. LLC
8.500% due 12/01/2017	4,325	4,366

Toys “R” Us, Inc.
10.375% due 08/15/2017	2,000	1,715

Transocean, Inc.
5.550% due 12/15/2016	7,550	7,871
6.000% due 03/15/2018 (e)	11,600	11,828

TransUnion (9.625% Cash or 10.375% PIK)
9.625% due 06/15/2018 (a)	14,875	14,935

UCI International, Inc.
8.625% due 02/15/2019	6,300	5,638

United States Steel Corp.
6.050% due 06/01/2017	2,100	2,195
7.375% due 04/01/2020	2,950	3,105

Universal Health Services, Inc.
3.750% due 08/01/2019	2,300	2,343

USG Corp.
6.300% due 11/15/2016	19,212	20,197
9.750% due 01/15/2018	8,411	9,610

Valeant Pharmaceuticals International, Inc.
5.375% due 03/15/2020	11,825	12,239
6.750% due 08/15/2018	11,858	12,458

Vander Intermediate Holding Corp. (9.750% Cash or 10.500% PIK)
9.750% due 02/01/2019 (a)	80	79

Venoco, Inc.
8.875% due 02/15/2019	2,400	816

Verso Paper Holdings LLC
11.750% due 01/15/2019	8,600	4,334

Visant Corp.
10.000% due 10/01/2017	2,000	1,623

Vulcan Materials Co.
7.000% due 06/15/2018	1,700	1,930

48	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

VWR Funding, Inc.
7.250% due 09/15/2017	$8,792	$9,111

W&T Offshore, Inc.
8.500% due 06/15/2019	3,675	2,603

Walter Energy, Inc.
9.500% due 10/15/2019	200	111

Wave Holdco LLC (8.250% Cash or 9.000% PIK)
8.250% due 07/15/2019 (a)	400	409

Whiting Canadian Holding Co. ULC
8.125% due 12/01/2019	3,575	3,776

Whiting Petroleum Corp.
5.000% due 03/15/2019	7,775	7,678
6.500% due 10/01/2018	2,175	2,213

Windstream Services LLC
7.875% due 11/01/2017	11,486	12,247

Wise Metals Group LLC
8.750% due 12/15/2018	22,350	23,719

XPO Logistics, Inc.
7.875% due 09/01/2019	1,925	2,067

		1,827,296

UTILITIES 9.8%

AES Corp.
3.283% due 06/01/2019	1,775	1,779

Alcatel-Lucent USA, Inc.
4.625% due 07/01/2017	11,775	12,128

CenturyLink, Inc.
5.150% due 06/15/2017	6,070	6,320
5.625% due 04/01/2020	3,500	3,579
6.000% due 04/01/2017	6,467	6,766

DPL, Inc.
6.500% due 10/15/2016	105	109

Drill Rigs Holdings, Inc.
6.500% due 10/01/2017	501	442

EP Energy LLC
9.375% due 05/01/2020	9,525	10,251

EXCO Resources, Inc.
7.500% due 09/15/2018	1,859	1,190

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Frontier Communications Corp.
8.125% due 10/01/2018	$16,561	$18,010
8.250% due 04/15/2017	8,215	8,862

GenOn Energy, Inc.
7.875% due 06/15/2017	20,023	20,273

Linn Energy LLC
6.250% due 11/01/2019	19,205	15,124
6.500% due 05/15/2019	5,900	4,794

Midwest Generation LLC
8.560% due 01/02/2016	810	810

NGPL PipeCo LLC
7.119% due 12/15/2017	13,894	14,311

Niska Gas Storage Canada ULC
6.500% due 04/01/2019	1,900	1,796

NRG Energy, Inc.
7.625% due 01/15/2018	400	440

Penn Virginia Corp.
8.500% due 05/01/2020	1,775	1,598

Sprint Communications, Inc.
6.000% due 12/01/2016	52,315	54,310
8.375% due 08/15/2017	2,000	2,170
9.000% due 11/15/2018	26,612	30,118

Talen Energy Supply LLC
5.125% due 07/15/2019	6,300	6,206

Talos Production LLC
9.750% due 02/15/2018	400	350

Targa Resources Partners LP
5.000% due 01/15/2018	8,560	8,795

Telecom Italia Capital S.A.
5.250% due 10/01/2015	4,500	4,543
6.999% due 06/04/2018	34,671	38,310

Texas Competitive Electric Holdings Co. LLC
10.250% due 11/01/2015 ^	7,375	783

		274,167

Total Corporate Bonds & Notes (Cost $2,795,345)		2,710,008

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
U.S. TREASURY OBLIGATIONS 0.2%

U.S. Treasury Notes
0.250% due 07/15/2015 (h)	$2,600	$2,601
0.250% due 10/15/2015 (h)	2,100	2,101

Total U.S. Treasury Obligations (Cost $4,701)		4,702

SHORT-TERM INSTRUMENTS 2.2%

REPURCHASE AGREEMENTS (f) 1.8%
		49,590

U.S. TREASURY BILLS 0.4%
0.038% due 08/06/2015 - 10/08/2015 (b)(h)	11,600	11,600

Total Short-Term Instruments (Cost $61,189)		61,190

Total Investments in Securities (Cost $2,861,235)		2,775,900

	SHARES
INVESTMENTS IN AFFILIATES 1.5%

SHORT-TERM INSTRUMENTS 1.5%

MUTUAL FUNDS 1.5%

PIMCO Money Market Fund (d)(e)	43,471,153	43,471

Total Short-Term Instruments (Cost $43,471)		43,471

Total Investments in Affiliates (Cost $43,471)		43,471

Total Investments 100.5% (Cost $2,904,706)		$2,819,371

Financial Derivative Instruments (g)(h) 0.1% (Cost or Premiums, net $0)		1,745

Other Assets and Liabilities, net (0.6%)		(15,875)

Net Assets 100.0%		$2,805,241

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Payment in-kind bond security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(d)	Institutional Class Shares of each Fund.
(e)	Securities with an aggregate market value of $47,370 were out on loan in exchange for $43,471 of cash collateral as of June 30, 2015. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5(d) in the Notes to Financial Statements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
MBC	0.240%	06/30/2015	07/01/2015	$36,000	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2019	$(37,142)	$36,000	$36,000
SSB	0.000%	06/30/2015	07/01/2015	13,590	Fannie Mae 2.200% due 10/17/2022	(13,866)	13,590	13,590
Total Repurchase Agreements						$(51,008)	$49,590	$49,590

(1)	Includes accrued interest.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	49

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
MBC	$36,000	$0	$0	$0	$36,000	$(37,142)	$(1,142)
SSB	13,590	0	0	0	13,590	(13,866)	(276)

Master Securities Lending Agreement
BCY	0	0	0	(30,207)	(30,207)	30,821	614
DEU	0	0	0	(2,923)	(2,923)	2,981	58
JPM	0	0	0	(3,398)	(3,398)	3,466	68
RDR	0	0	0	(5,656)	(5,656)	912	(4,744)
SAL	0	0	0	(5,186)	(5,186)	5,291	105
Total Borrowings and Other Financing Transactions	$49,590	$0	$0	$(47,370)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
Description					Asset	Liability
U.S. Treasury 5-Year Note September Futures	Long	09/2015	415	$(39)	$0	$(16)
Total Futures Contracts				$(39)	$0	$(16)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
Index/Tranches						Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$348,183	$22,178	$(3,523)	$1,761	$0
Total Swap Agreements				$22,178	$(3,523)	$1,761	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

50	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2015

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

(h)	Securities with an aggregate market value of $16,301 and cash of $4,063 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$1,761	$1,761	$0	$(16)	$0	$(16)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared Swap Agreements	$0	$1,761	$0	$0	$0	$1,761

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared Futures	$0	$0	$0	$0	$16	$16

The Effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(283)	$(283)
Swap Agreements	0	14,974	0	0	(2)	14,972
	$0	$14,974	$0	$0	$(285)	$14,689
Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(40)	$(40)
Swap Agreements	0	(11,544)	0	0	0	(11,544)
	$0	$(11,544)	$0	$0	$(40)	$(11,584)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	51

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Cont.)

June 30, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$608,545	$0	$608,545
Industrials	0	1,827,296	0	1,827,296
Utilities	0	273,357	810	274,167
U.S. Treasury Obligations	0	4,702	0	4,702
Short-Term Instruments
Repurchase Agreements	0	49,590	0	49,590
U.S. Treasury Bills	0	11,600	0	11,600
	$0	$2,775,090	$810	$2,775,900

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	43,471	0	0	43,471
Total Investments	$43,471	$2,775,090	$810	$2,819,371

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$1,761	$0	$1,761

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(16)	$0	$0	$(16)
Totals	$43,455	$2,776,851	$810	$2,821,116

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

52	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

June 30, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 99.3%

CORPORATE BONDS & NOTES 98.4%

BANKING & FINANCE 38.7%

American Express Co.
2.650% due 12/02/2022	$250	$241

American Honda Finance Corp.
2.600% due 09/20/2016	380	388

American International Group, Inc.
5.850% due 01/16/2018	2,950	3,253

American Tower Corp.
4.500% due 01/15/2018	445	471

Banco do Brasil S.A.
6.000% due 01/22/2020	325	349

Banco Santander Brasil S.A.
4.625% due 02/13/2017	925	955

Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand
4.125% due 11/09/2022	375	375

Bank of America Corp.
3.875% due 03/22/2017	250	260
4.000% due 04/01/2024	4,050	4,123
6.875% due 04/25/2018	250	282
7.750% due 05/14/2038	400	533

Bank of Tokyo-Mitsubishi UFJ Ltd.
2.350% due 02/23/2017	2,225	2,256

Barclays Bank PLC
3.750% due 05/15/2024	1,075	1,079
6.050% due 12/04/2017	400	436

BB&T Corp.
2.450% due 01/15/2020	2,650	2,655

Bear Stearns Cos. LLC
5.300% due 10/30/2015	275	279

Berkshire Hathaway Finance Corp.
5.750% due 01/15/2040	300	350

BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros
5.500% due 07/16/2020	500	532

BNP Paribas S.A.
5.000% due 01/15/2021	2,650	2,928

Boston Properties LP
3.800% due 02/01/2024	700	709

BPCE S.A.
4.500% due 03/15/2025	1,000	967
5.150% due 07/21/2024	500	507

Capital One Financial Corp.
4.750% due 07/15/2021	1,950	2,131

Charles Schwab Corp.
3.000% due 03/10/2025	300	294

Citigroup, Inc.
3.750% due 06/16/2024	1,000	1,006
4.000% due 08/05/2024	2,575	2,542
5.375% due 08/09/2020	10	11
5.500% due 02/15/2017	75	80

CME Group, Inc.
3.000% due 09/15/2022	425	427
3.000% due 03/15/2025	400	388

Compass Bank
6.400% due 10/01/2017	975	1,061

Credit Suisse
3.000% due 10/29/2021	1,175	1,166

Duke Realty LP
3.875% due 10/15/2022	250	253

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Essex Portfolio LP
3.250% due 05/01/2023	$1,375	$1,325

Ford Motor Credit Co. LLC
2.375% due 03/12/2019	2,950	2,941
5.875% due 08/02/2021	800	911

General Electric Capital Corp.
3.100% due 01/09/2023	75	75
5.500% due 01/08/2020	3,060	3,468
6.875% due 01/10/2039	1,500	2,012

Goldman Sachs Group, Inc.
2.375% due 01/22/2018	1,075	1,091
2.550% due 10/23/2019	3,200	3,207
3.500% due 01/23/2025	500	485
6.750% due 10/01/2037	600	705

Hospitality Properties Trust
5.000% due 08/15/2022	975	1,016

HSBC USA, Inc.
2.375% due 11/13/2019	3,925	3,913

ING Bank NV
2.500% due 10/01/2019	925	931
4.000% due 03/15/2016	1,150	1,175

Intercontinental Exchange, Inc.
2.500% due 10/15/2018	375	383

Intesa Sanpaolo SpA
2.375% due 01/13/2017	2,650	2,664
3.125% due 01/15/2016	50	50

Itau Unibanco Holding S.A.
5.650% due 03/19/2022	1,725	1,749

John Deere Capital Corp.
3.900% due 07/12/2021	275	296

JPMorgan Chase & Co.
3.625% due 05/13/2024	975	971
4.850% due 02/01/2044	1,675	1,728
5.400% due 01/06/2042	300	334

JPMorgan Chase Bank N.A.
5.875% due 06/13/2016	55	57

Kilroy Realty LP
3.800% due 01/15/2023	900	898

Lazard Group LLC
3.750% due 02/13/2025	1,000	952

LeasePlan Corp. NV
3.000% due 10/23/2017	425	434

Lloyds Bank PLC
3.500% due 05/14/2025	1,000	982
5.800% due 01/13/2020	400	457

Macquarie Bank Ltd.
6.625% due 04/07/2021	230	263

MetLife Capital Trust
9.250% due 04/08/2068	575	809

MetLife, Inc.
5.875% due 02/06/2041	85	100

Moody’s Corp.
4.875% due 02/15/2024	500	537
5.500% due 09/01/2020	300	337

Morgan Stanley
4.350% due 09/08/2026	2,000	1,966
7.300% due 05/13/2019	505	594

MUFG Capital Finance Ltd.
6.346% due 07/29/2049	575	603

National City Corp.
6.875% due 05/15/2019	2,175	2,523

PNC Bank N.A.
3.800% due 07/25/2023	525	538

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Prudential Financial, Inc.
4.750% due 09/17/2015	$2,157	$2,174

Rabobank Group
3.875% due 02/08/2022	325	338
5.250% due 05/24/2041	2,185	2,394

Sumitomo Life Insurance Co.
6.500% due 09/20/2073	575	653

Sumitomo Mitsui Banking Corp.
3.200% due 07/18/2022	1,950	1,947

Synchrony Financial
2.700% due 02/03/2020	250	247

Tanger Properties LP
3.750% due 12/01/2024	975	964

U.S. Bancorp
2.950% due 07/15/2022	900	886

Ventas Realty LP
4.000% due 04/30/2019	250	264

WEA Finance LLC
3.750% due 09/17/2024	975	964

Wells Fargo & Co.
1.400% due 09/08/2017	3,150	3,158
3.300% due 09/09/2024	1,675	1,649
4.125% due 08/15/2023	75	78

Weyerhaeuser Co.
7.375% due 03/15/2032	1,275	1,595

WR Berkley Corp.
4.625% due 03/15/2022	450	479

		94,557

INDUSTRIALS 44.3%

21st Century Fox America, Inc.
6.400% due 12/15/2035	100	118

Abbott Laboratories
2.550% due 03/15/2022	250	244

AbbVie, Inc.
2.900% due 11/06/2022	1,575	1,526

Actavis Funding SCS
3.800% due 03/15/2025	500	491

Altria Group, Inc.
2.950% due 05/02/2023	2,193	2,096

America Movil S.A.B. de C.V.
6.125% due 03/30/2040	1,955	2,268

Amgen, Inc.
3.450% due 10/01/2020	570	590
3.625% due 05/22/2024	2,300	2,283

Anadarko Petroleum Corp.
3.450% due 07/15/2024 (c)	1,600	1,577
6.375% due 09/15/2017	275	302

Anglo American Capital PLC
2.625% due 09/27/2017	25	25

Anheuser-Busch Cos. LLC
5.500% due 01/15/2018	475	522

Anheuser-Busch InBev Worldwide, Inc.
7.750% due 01/15/2019	675	801

Anthem, Inc.
3.500% due 08/15/2024	1,100	1,057

Apple, Inc.
2.500% due 02/09/2025	500	469
3.450% due 05/06/2024	375	382

Aviation Capital Group Corp.
3.875% due 09/27/2016	975	992

Barrick PD Australia Finance Pty. Ltd.
4.950% due 01/15/2020	1,100	1,180

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	53

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Baxalta, Inc.
5.250% due 06/23/2045	$500	$502

Becton Dickinson and Co.
2.675% due 12/15/2019	2,475	2,475

BHP Billiton Finance USA Ltd.
6.500% due 04/01/2019	1,775	2,054

BorgWarner, Inc.
3.375% due 03/15/2025	200	197

Boston Scientific Corp.
2.650% due 10/01/2018	2,375	2,410

Bunge Ltd. Finance Corp.
4.100% due 03/15/2016	675	688

Burlington Northern Santa Fe LLC
5.400% due 06/01/2041	1,115	1,229

Caterpillar, Inc.
3.803% due 08/15/2042	1,103	1,014

Cenovus Energy, Inc.
6.750% due 11/15/2039	260	295

China Resources Gas Group Ltd.
4.500% due 04/05/2022	700	728

Cigna Corp.
5.375% due 02/15/2042	575	617

CNOOC Finance Ltd.
3.875% due 05/02/2022	550	558

CNPC General Capital Ltd.
1.450% due 04/16/2016	675	676

Coca-Cola Co.
1.650% due 03/14/2018	250	252

Coca-Cola Enterprises, Inc.
2.000% due 08/19/2016	330	334

Comcast Corp.
3.125% due 07/15/2022	2,075	2,065
3.600% due 03/01/2024	2,300	2,323

ConAgra Foods, Inc.
2.100% due 03/15/2018	230	228

ConocoPhillips Co.
2.875% due 11/15/2021	1,000	1,008

Continental Resources, Inc.
4.500% due 04/15/2023	300	289
4.900% due 06/01/2044	675	569

Corning, Inc.
5.750% due 08/15/2040	285	329

Corp. Nacional del Cobre de Chile
3.000% due 07/17/2022	225	217

CSX Corp.
6.220% due 04/30/2040	375	458

CVS Health Corp.
3.375% due 08/12/2024	1,155	1,135

DIRECTV Holdings LLC
3.125% due 02/15/2016	400	405

Discovery Communications LLC
5.050% due 06/01/2020	250	274

Dominion Gas Holdings LLC
3.600% due 12/15/2024	950	946

Dow Chemical Co.
5.250% due 11/15/2041	750	765

Eli Lilly & Co.
2.750% due 06/01/2025	500	483

Encana Corp.
5.150% due 11/15/2041	30	28

Energy Transfer Partners LP
3.600% due 02/01/2023	2,000	1,895
4.650% due 06/01/2021	100	103

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Ensco PLC
4.700% due 03/15/2021	$615	$627

Enterprise Products Operating LLC
3.750% due 02/15/2025	1,300	1,275
4.850% due 03/15/2044	500	470

Exxon Mobil Corp.
3.176% due 03/15/2024	1,100	1,116

Flextronics International Ltd.
4.750% due 06/15/2025	500	497

Forest Laboratories LLC
4.375% due 02/01/2019	2,575	2,726

Freeport-McMoRan, Inc.
3.550% due 03/01/2022	75	69

Gilead Sciences, Inc.
3.500% due 02/01/2025	1,000	1,001

GlaxoSmithKline Capital, Inc.
2.800% due 03/18/2023	225	220

Glencore Finance Canada Ltd.
4.250% due 10/25/2022	1,425	1,401

GTL Trade Finance, Inc.
5.893% due 04/29/2024	1,000	981

Hewlett-Packard Co.
2.125% due 09/13/2015	160	161
2.750% due 01/14/2019	500	506

HJ Heinz Co.
5.200% due 07/15/2045 (a)	500	514

Home Depot, Inc.
4.250% due 04/01/2046	500	485
5.400% due 03/01/2016	330	340

Hutchison Whampoa International Ltd.
7.450% due 11/24/2033	575	786

International Business Machines Corp.
4.000% due 06/20/2042	92	83
5.600% due 11/30/2039	29	33

KazMunayGas National Co. JSC
7.000% due 05/05/2020	1,125	1,214

Kinder Morgan Energy Partners LP
3.950% due 09/01/2022	1,075	1,052
5.300% due 09/15/2020	635	690

Kinder Morgan, Inc.
3.050% due 12/01/2019	200	200
5.550% due 06/01/2045	1,000	924

Kraft Foods Group, Inc.
6.125% due 08/23/2018	2,425	2,712

Kroger Co.
6.150% due 01/15/2020	275	316

L-3 Communications Corp.
4.750% due 07/15/2020	705	744

Lowe’s Cos., Inc.
4.650% due 04/15/2042	1,500	1,544

Marriott International, Inc.
6.200% due 06/15/2016	100	105

Medtronic, Inc.
3.150% due 03/15/2022	1,000	1,004
3.500% due 03/15/2025	2,650	2,644
4.450% due 03/15/2020	250	273

Merck Sharp & Dohme Corp.
5.000% due 06/30/2019	160	178

Microsoft Corp.
2.700% due 02/12/2025	1,000	963

Mondelez International, Inc.
2.250% due 02/01/2019	1,800	1,803

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Mylan, Inc.
3.125% due 01/15/2023	$100	$95

Noble Holding International Ltd.
4.900% due 08/01/2020	100	103

ONEOK Partners LP
3.200% due 09/15/2018	1,975	2,019
5.000% due 09/15/2023	250	253

Oracle Corp.
2.800% due 07/08/2021	2,350	2,379
4.125% due 05/15/2045	1,000	929

PepsiCo, Inc.
5.500% due 01/15/2040	475	540

Pfizer, Inc.
4.400% due 05/15/2044	500	493
6.200% due 03/15/2019	2,021	2,311

Philip Morris International, Inc.
3.600% due 11/15/2023	950	964
5.650% due 05/16/2018	400	444

Pioneer Natural Resources Co.
6.875% due 05/01/2018	200	225

Republic Services, Inc.
5.250% due 11/15/2021	295	331

Rio Tinto Finance USA Ltd.
3.750% due 09/20/2021	375	389

Roche Holdings, Inc.
6.000% due 03/01/2019	442	503

Rogers Communications, Inc.
6.800% due 08/15/2018	1,680	1,919

SABMiller Holdings, Inc.
3.750% due 01/15/2022	1,975	2,040

Southern Copper Corp.
6.750% due 04/16/2040	900	934

Target Corp.
3.875% due 07/15/2020	250	270

Teck Resources Ltd.
4.750% due 01/15/2022	900	837

Telefonica Emisiones S.A.U.
5.462% due 02/16/2021	125	138

Thermo Fisher Scientific, Inc.
3.150% due 01/15/2023	100	98

Time Warner Cable, Inc.
5.000% due 02/01/2020	1,525	1,643

Time Warner, Inc.
3.400% due 06/15/2022	575	570
3.550% due 06/01/2024	2,275	2,220

TransCanada PipeLines Ltd.
3.800% due 10/01/2020	215	228

Transocean, Inc.
6.500% due 11/15/2020 (c)	180	167

Union Pacific Corp.
4.750% due 09/15/2041	1,275	1,325

United Technologies Corp.
3.100% due 06/01/2022	1,875	1,889

UnitedHealth Group, Inc.
6.875% due 02/15/2038	465	608

Vale Overseas Ltd.
6.875% due 11/21/2036	815	790

Viacom, Inc.
4.250% due 09/01/2023	1,275	1,286

Wal-Mart Stores, Inc.
2.250% due 07/08/2015	100	100
6.200% due 04/15/2038	2,062	2,569

54	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Weatherford International Ltd.
5.125% due 09/15/2020	$805	$820

Whirlpool Corp.
3.700% due 03/01/2023	250	252
5.150% due 03/01/2043	300	308

Williams Partners LP
5.400% due 03/04/2044	693	634

Zimmer Biomet Holdings, Inc.
3.550% due 04/01/2025	500	485

		108,237

UTILITIES 15.4%

American Water Capital Corp.
3.850% due 03/01/2024	600	628

Appalachian Power Co.
7.000% due 04/01/2038	750	952

AT&T, Inc.
2.500% due 08/15/2015	73	73
4.800% due 06/15/2044	2,200	2,027

Atmos Energy Corp.
4.150% due 01/15/2043	750	706

Berkshire Hathaway Energy Co.
6.125% due 04/01/2036	465	548

BG Energy Capital PLC
5.125% due 10/15/2041	115	120

BP Capital Markets PLC
2.237% due 05/10/2019	1,725	1,738
4.500% due 10/01/2020	275	301

Consumers Energy Co.
3.125% due 08/31/2024	1,000	993

Dominion Resources, Inc.
4.450% due 03/15/2021	120	129

DTE Electric Co.
3.650% due 03/15/2024	700	723

Duke Energy Corp.
3.950% due 10/15/2023	400	415

Duke Energy Ohio, Inc.
3.800% due 09/01/2023	635	660

E.ON International Finance BV
5.800% due 04/30/2018	45	50

Electricite de France S.A.
4.600% due 01/27/2020	375	411
4.875% due 01/22/2044	1,000	1,043

Entergy Corp.
5.125% due 09/15/2020	300	326

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Exelon Corp.
5.100% due 06/15/2045	$500	$501

Exelon Generation Co. LLC
6.200% due 10/01/2017	100	109

FirstEnergy Corp.
7.375% due 11/15/2031	910	1,109

Florida Power & Light Co.
4.125% due 02/01/2042	100	99

Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015	455	461

Kentucky Utilities Co.
5.125% due 11/01/2040	100	111

Korea Hydro & Nuclear Power Co. Ltd.
3.000% due 09/19/2022	625	623

MidAmerican Energy Co.
3.500% due 10/15/2024	2,950	3,006

Novatek OAO Via Novatek Finance Ltd.
5.326% due 02/03/2016	1,000	1,017

Pacific Gas & Electric Co.
3.500% due 10/01/2020	305	318
4.750% due 02/15/2044	1,675	1,727
5.800% due 03/01/2037	255	294

Pennsylvania Electric Co.
5.200% due 04/01/2020	70	77

Petroleos Mexicanos
4.250% due 01/15/2025	575	561
4.875% due 01/24/2022	325	339
5.750% due 03/01/2018	170	185
6.375% due 01/23/2045	625	648

Plains All American Pipeline LP
5.150% due 06/01/2042	675	653

Rosneft Finance S.A.
7.500% due 07/18/2016	850	887

Sempra Energy
2.300% due 04/01/2017	225	228

Shell International Finance BV
4.375% due 03/25/2020	230	252
6.375% due 12/15/2038	950	1,195

Sinopec Group Overseas Development Ltd.
4.375% due 04/10/2024	600	630

Southern California Gas Co.
3.150% due 09/15/2024	1,200	1,198

Southern Power Co.
5.150% due 09/15/2041	1,665	1,715

Southwestern Public Service Co.
6.000% due 10/01/2036	1,210	1,439

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Verizon Communications, Inc.
2.625% due 02/21/2020	$2,132	$2,128
3.000% due 11/01/2021	575	567
4.400% due 11/01/2034	1,675	1,573
4.522% due 09/15/2048	64	57
4.862% due 08/21/2046	598	560
5.012% due 08/21/2054	1,050	964

Vodafone Group PLC
2.500% due 09/26/2022	510	468

		37,542

Total Corporate Bonds & Notes (Cost $244,886)		240,336

U.S. TREASURY OBLIGATIONS 0.7%

U.S. Treasury Notes
0.250% due 10/15/2015	100	100
0.250% due 10/31/2015	100	100
0.375% due 11/15/2015	1,500	1,502

Total U.S. Treasury Obligations (Cost $1,702)		1,702

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (d) 0.2%
		511

Total Short-Term Instruments (Cost $511)		511

Total Investments in Securities (Cost $247,099)		242,549

	SHARES
INVESTMENTS IN AFFILIATES 0.7%

SHORT-TERM INSTRUMENTS 0.7%

MUTUAL FUNDS 0.7%

PIMCO Money Market Fund (b)(c)	1,692,820	1,693

Total Short-Term Instruments (Cost $1,693)		1,693

Total Investments in Affiliates (Cost $1,693)		1,693

Total Investments 100.0% (Cost $248,792)		$244,242

Other Assets and Liabilities, net 0.0%		(39)

Net Assets 100.0%		$244,203

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Institutional Class Shares of each Fund.
(c)	Securities with an aggregate market value of $1,659 were out on loan in exchange for $1,693 of cash collateral as of June 30, 2015. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5(d) in the Notes to Financial Statements.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	55

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$511	Fannie Mae 2.200% due 10/17/2022	$(523)	$511	$511
Total Repurchase Agreements						$(523)	$511	$511

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$511	$0	$0	$0	$511	$(523)	$(12)

Master Securities Lending Agreement
BCY	0	0	0	(1,495)	(1,495)	1,526	31
JPM	0	0	0	(164)	(164)	167	3
Total Borrowings and Other Financing Transactions	$511	$0	$0	$(1,659)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$465	$465
Swap Agreements	0	28	0	0	0	28
	$0	$28	$0	$0	$465	$493

56	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$94,557	$0	$94,557
Industrials	0	108,237	0	108,237
Utilities	0	37,542	0	37,542
U.S. Treasury Obligations	0	1,702	0	1,702
Short-Term Instruments
Repurchase Agreements	0	511	0	511
	$0	$242,549	$0	$242,549

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	1,693	0	0	1,693
Total Investments	$1,693	$242,549	$0	$244,242

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	57

Schedule of Investments PIMCO Diversified Income Active Exchange-Traded Fund

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 104.5%

BANK LOAN OBLIGATIONS 2.7%

Amaya Holdings BV
5.000% due 08/01/2021		$298	$298

Avago Technologies Cayman Ltd.
3.750% due 05/06/2021		87	87

Charter Communications Operating LLC
3.000% due 07/01/2020		99	98

CSC Holdings, Inc.
2.687% due 04/17/2020		85	84

Dell International LLC
4.000% due 04/29/2020		199	200

Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016		300	301

Gardner Denver, Inc.
4.250% due 07/30/2020		149	145

Hilton Worldwide Finance LLC
3.500% due 10/26/2020		187	187

Las Vegas Sands LLC
3.250% due 12/18/2020		99	99

Total Bank Loan Obligations (Cost $1,488)			1,499

CORPORATE BONDS & NOTES 70.2%

BANKING & FINANCE 28.6%

AerCap Ireland Capital Ltd.
3.750% due 05/15/2019		150	149
4.500% due 05/15/2021		150	151

Ally Financial, Inc.
4.125% due 03/30/2020		200	200

Banco Bilbao Vizcaya Argentaria S.A.
9.000% due 05/09/2018 (c)		200	215

Banco Popular Espanol S.A.
11.500% due 10/10/2018 (c)	EUR	200	248

Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand
4.125% due 11/09/2022		$1,400	1,401

Bank of America Corp.
3.300% due 01/11/2023		500	493
6.100% due 03/17/2025 (c)		500	494

Banque PSA Finance S.A.
5.750% due 04/04/2021		200	215

Barclays Bank PLC
7.625% due 11/21/2022		800	913

Barclays PLC
8.250% due 12/15/2018 (c)		400	423

BPCE S.A.
4.625% due 07/11/2024		200	196

CIT Group, Inc.
6.625% due 04/01/2018		400	429

Co-operative Group Holdings Ltd.
6.875% due 07/08/2020	GBP	150	255

Credit Agricole S.A.
7.875% due 01/23/2024 (c)		$200	205
8.125% due 09/19/2033		200	221

Credit Suisse AG
6.500% due 08/08/2023		400	438

Crown Castle International Corp.
5.250% due 01/15/2023		200	202

Denali Borrower LLC
5.625% due 10/15/2020		200	211

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		$252	$267

EDC Finance Ltd.
4.875% due 04/17/2020		500	442

General Motors Financial Co., Inc.
3.450% due 04/10/2022		100	98

Heta Asset Resolution AG
4.250% due 10/31/2016 ^	EUR	200	145
4.375% due 01/24/2017 ^		100	73

HSBC Finance Corp.
6.676% due 01/15/2021		$1,000	1,157

HUB International Ltd.
7.875% due 10/01/2021		200	204

Intesa Sanpaolo SpA
6.500% due 02/24/2021		300	342

iStar Financial, Inc.
5.000% due 07/01/2019		100	99

KBC Bank NV
8.000% due 01/25/2023		200	219

Lima Metro Line 2 Finance Ltd.
5.875% due 07/05/2034		200	205

Lloyds Banking Group PLC
7.625% due 06/27/2023 (c)	GBP	400	650

Navient Corp.
8.450% due 06/15/2018		$800	891

Novo Banco S.A.
5.000% due 05/14/2019	EUR	200	227
7.000% due 03/04/2016		100	112

OneMain Financial Holdings, Inc.
6.750% due 12/15/2019		$100	104
7.250% due 12/15/2021		100	104

Rabobank Group
8.400% due 06/29/2017 (c)		550	596
11.000% due 06/30/2019 (c)		500	636

Rio Oil Finance Trust
6.250% due 07/06/2024		300	295

Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021		300	289

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (c)	EUR	100	120

UBS AG
5.125% due 05/15/2024		$200	198
7.625% due 08/17/2022		550	645

Virgin Media Secured Finance PLC
5.500% due 01/15/2021	GBP	500	836

			16,013

INDUSTRIALS 24.3%

Activision Blizzard, Inc.
6.125% due 09/15/2023		$200	215

ADT Corp.
4.875% due 07/15/2042		140	108

ALROSA Finance S.A.
7.750% due 11/03/2020		300	316

California Resources Corp.
5.000% due 01/15/2020		100	89
5.500% due 09/15/2021		100	87
6.000% due 11/15/2024		100	86

Cemex S.A.B. de C.V.
4.375% due 03/05/2023	EUR	100	108
6.500% due 12/10/2019		$100	105

CNOOC Finance Ltd.
3.875% due 05/02/2022		400	406

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Columbus International, Inc.
7.375% due 03/30/2021		$400	$431

Community Health Systems, Inc.
6.875% due 02/01/2022		800	847

CONSOL Energy, Inc.
5.875% due 04/15/2022		100	85

Continental Airlines Pass-Through Trust
4.000% due 04/29/2026		461	470

Crimson Merger Sub, Inc.
6.625% due 05/15/2022		200	177

CVS Pass-Through Trust
7.507% due 01/10/2032		528	665

DISH DBS Corp.
7.875% due 09/01/2019		800	890

Ecopetrol S.A.
5.875% due 09/18/2023		100	105
7.625% due 07/23/2019		800	931

Empresa Nacional de Telecomunicaciones S.A.
4.875% due 10/30/2024		400	404

Endo Finance LLC
5.375% due 01/15/2023		100	99

Fiat Chrysler Finance Europe
7.750% due 10/17/2016	EUR	200	238

GTL Trade Finance, Inc.
5.893% due 04/29/2024		$500	490

HCA, Inc.
6.500% due 02/15/2020		900	1,008

KazMunayGas National Co. JSC
9.125% due 07/02/2018		100	113

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		100	99
4.500% due 08/15/2025		400	402

MCE Finance Ltd.
5.000% due 02/15/2021		200	191

Medtronic, Inc.
3.500% due 03/15/2025		100	100

Nielsen Co. Luxembourg SARL
5.500% due 10/01/2021		200	203

Numericable SFR S.A.S.
6.250% due 05/15/2024		600	592

Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		400	411

Sabine Pass Liquefaction LLC
5.625% due 04/15/2023		200	200
5.750% due 05/15/2024		750	751

Schaeffler Holding Finance BV (6.500% PIK)
5.750% due 11/15/2021 (a)	EUR	100	118

Schaeffler Holding Finance BV (6.750% Cash or 6.750% PIK)
6.750% due 11/15/2022 (a)		$200	217

Sibur Securities Ltd.
3.914% due 01/31/2018		200	191

T-Mobile USA, Inc.
6.250% due 04/01/2021		100	103

Tenet Healthcare Corp.
5.000% due 03/01/2019		200	201

Tesoro Logistics LP
6.125% due 10/15/2021		200	210

Tullow Oil PLC
6.000% due 11/01/2020		400	364

Valeant Pharmaceuticals International, Inc.
5.375% due 03/15/2020		300	311

58	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2015

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Whiting Petroleum Corp.
5.000% due 03/15/2019		$100	$99

Wind Acquisition Finance S.A.
7.375% due 04/23/2021		200	203

Zhaikmunai LLP
7.125% due 11/13/2019		200	191

			13,630

UTILITIES 17.3%

BG Energy Capital PLC
6.500% due 11/30/2072	GBP	300	503
6.500% due 11/30/2072		$200	215

CenturyLink, Inc.
5.625% due 04/01/2020		200	204

CNOOC Nexen Finance ULC
4.250% due 04/30/2024		200	204

Electricite de France S.A.
5.250% due 01/29/2023 (c)		300	301

FirstEnergy Corp.
7.375% due 11/15/2031		300	366

Gazprom OAO Via Gaz Capital S.A.
8.146% due 04/11/2018		400	428

Koninklijke KPN NV
6.125% due 09/14/2018 (c)	EUR	100	119

Majapahit Holding BV
7.750% due 01/20/2020		$300	348

Novatek OAO Via Novatek Finance Ltd.
4.422% due 12/13/2022		300	261

Petrobras Global Finance BV
3.163% due 03/17/2020		100	96
4.375% due 05/20/2023		600	525
5.375% due 01/27/2021		500	482
6.250% due 03/17/2024		200	194
6.850% due 06/05/2115		100	83
7.250% due 03/17/2044		500	467

Petroleos Mexicanos
4.875% due 01/24/2022		900	938
6.375% due 01/23/2045		300	311

Rosneft Finance S.A.
7.500% due 07/18/2016		400	417

Sinopec Group Overseas Development Ltd.
4.375% due 04/10/2024		200	210

Sprint Capital Corp.
8.750% due 03/15/2032		1,200	1,170

SSE PLC
5.625% due 10/01/2017 (c)	EUR	100	118
5.625% due 10/01/2017 (c)		$200	208

Verizon Communications, Inc.
4.672% due 03/15/2055		1,182	1,029
6.550% due 09/15/2043		122	143

VimpelCom Holdings BV
5.950% due 02/13/2023		400	355

			9,695

Total Corporate Bonds & Notes (Cost $40,085)			39,338

MUNICIPAL BONDS & NOTES 2.5%

IOWA 0.3%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023		180	178

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
NEW JERSEY 0.3%

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
5.000% due 06/01/2041	$200	$148

OHIO 1.3%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	400	310
6.000% due 06/01/2042	100	79
6.500% due 06/01/2047	400	339

		728

TEXAS 0.6%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	350	352

Total Municipal Bonds & Notes (Cost $1,429)		1,406

U.S. GOVERNMENT AGENCIES 3.3%

Fannie Mae
3.500% due 08/01/2045	1,800	1,847

Total U.S. Government Agencies (Cost $1,856)		1,847

U.S. TREASURY OBLIGATIONS 0.4%

U.S. Treasury Floating Rate Notes
0.089% due 04/30/2017 (g)	200	200

Total U.S. Treasury Obligations (Cost $200)		200

MORTGAGE-BACKED SECURITIES 1.0%

Countrywide Alternative Loan Trust
0.367% due 04/25/2046	267	234

Lehman Mortgage Trust
6.000% due 07/25/2036 ^	341	259

Luminent Mortgage Trust
0.367% due 12/25/2036 ^	106	84

Total Mortgage-Backed Securities (Cost $587)		577

ASSET-BACKED SECURITIES 2.1%

Accredited Mortgage Loan Trust
0.447% due 09/25/2036	400	338

Asset-Backed Funding Certificates Trust
0.407% due 01/25/2037	162	102

Bear Stearns Asset-Backed Securities Trust
1.137% due 10/25/2037	108	90

Countrywide Asset-Backed Certificates
0.367% due 11/25/2047 ^	46	36
0.447% due 11/25/2037	100	63
0.547% due 02/25/2036	140	132

Countrywide Asset-Backed Certificates Trust
0.767% due 11/25/2035	100	91

JPMorgan Mortgage Acquisition Trust
0.427% due 08/25/2036	100	82

Residential Asset Securities Corp. Trust
0.587% due 02/25/2036	300	243

Total Asset-Backed Securities (Cost $1,156)		1,177

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SOVEREIGN ISSUES 12.5%

Brazil Government International Bond
4.875% due 01/22/2021		$1,400	$1,467

Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021	BRL	600	174

Dominican Republic International Bond
6.850% due 01/27/2045		$100	103

El Salvador Government International Bond
7.650% due 06/15/2035		100	101

Indonesia Government International Bond
5.875% due 03/13/2020		600	669
8.500% due 10/12/2035		1,000	1,355

Italy Buoni Poliennali Del Tesoro
5.000% due 03/01/2025	EUR	100	136

Mexico Government International Bond
3.625% due 03/15/2022		$400	407
4.750% due 03/08/2044		500	480

Morocco Government International Bond
4.500% due 10/05/2020	EUR	100	123

Panama Government International Bond
6.700% due 01/26/2036		$200	248

Poland Government International Bond
5.000% due 03/23/2022		600	667

Republic of Greece Government International Bond
3.000% due 02/24/2023	EUR	10	5
3.000% due 02/24/2024		10	5
3.000% due 02/24/2025		10	5
3.000% due 02/24/2026		10	5
3.000% due 02/24/2027		10	4
3.000% due 02/24/2028		110	49
3.000% due 02/24/2029		10	4
3.000% due 02/24/2030		110	48
3.000% due 02/24/2031		10	4
3.000% due 02/24/2032		10	4
3.000% due 02/24/2033		10	4
3.000% due 02/24/2034		10	4
3.000% due 02/24/2035		10	4
3.000% due 02/24/2036		210	90
3.000% due 02/24/2037		110	47
3.000% due 02/24/2038		10	4
3.000% due 02/24/2039		10	4
3.000% due 02/24/2040		10	4
3.000% due 02/24/2041		10	4
3.000% due 02/24/2042		10	4
3.800% due 08/08/2017	JPY	4,000	18

Romania Government International Bond
2.875% due 10/28/2024	EUR	100	111

South Africa Government International Bond
3.750% due 07/24/2026		200	230

Turkey Government International Bond
5.750% due 03/22/2024		$200	218

Uruguay Government International Bond
5.100% due 06/18/2050		200	191

Total Sovereign Issues (Cost $7,322)			7,000

		SHARES
PREFERRED SECURITIES 0.0%

UTILITIES 0.0%

Entergy Texas, Inc.
5.625% due 06/01/2064		100	3

Total Preferred Securities (Cost $3)			3

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	59

Schedule of Investments PIMCO Diversified Income Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SHORT-TERM INSTRUMENTS 9.8%

REPURCHASE AGREEMENTS (d) 0.9%
		$499

SHORT-TERM NOTES 7.1%

Federal Home Loan Bank
0.060% due 08/11/2015 - 08/12/2015	$500	500
0.080% due 07/17/2015 - 07/24/2015	400	400
0.085% due 09/11/2015 - 09/17/2015	1,400	1,400
0.086% due 09/09/2015 - 09/16/2015	800	800
0.087% due 09/09/2015	100	100
0.090% due 08/26/2015	100	100
0.142% due 11/04/2015	700	700

		4,000

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
U.S. TREASURY BILLS 1.8%
0.015% due 08/20/2015 - 09/17/2015 (b)(g)	$1,034	$1,034

Total Short-Term Instruments (Cost $5,532)		5,533

Total Investments in Securities (Cost $59,658)		58,580

Total Investments 104.5% (Cost $59,658)		$58,580

Financial Derivative Instruments (e)(f) (2.4%) (Cost or Premiums, net $(1,269))		(1,356)

Other Assets and Liabilities, net (2.1%)		(1,181)

Net Assets 100.0%		$56,043

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Payment in-kind bond security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)   REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$499	Fannie Mae 2.260% due 10/17/2022	$(510)	$499	$499
Total Repurchase Agreements						$(510)	$499	$499

(1)	Includes accrued interest.

SHORT SALES*

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	2.500%	07/01/2045	$300	$(290)	$(287)
Total Short Sales				$(290)	$(287)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of June 30, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$499	$0	$0	$0	$499	$(510)	$(11)
Total Borrowings and Other Financing Transactions	$499	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

60	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2015

(e) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2017	48	$(1)	$1	$0
Euro-BTP Italy Government Bond September Futures	Long	09/2015	2	2	2	0
Euro-Bund 10-Year Bond September Futures	Long	09/2015	5	(14)	14	0
U.S. Treasury 10-Year Note September Futures	Long	09/2015	3	(1)	0	(1)
United Kingdom Long Gilt September Futures	Long	09/2015	3	(8)	7	0
Total Futures Contracts				$(22)	$24	$(1)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	1.250%	12/16/2016	$	13,500	$(55)	$(5)	$1	$0
Pay	3-Month USD-LIBOR	2.500%	12/16/2025		400	3	(3)	0	0
Pay	3-Month USD-LIBOR	2.750%	12/16/2045		600	(31)	2	0	(1)
Pay	6-Month EUR-EURIBOR	0.750%	09/16/2025	EUR	100	5	0	0	0
Pay	28-Day MXN-TIIE	6.000%	06/07/2022	MXN	14,500	7	8	7	0
						$(71)	$2	$8	$(1)
Total Swap Agreements						$(71)	$2	$8	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

Cash of $213 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$24	$8	$32	$0	$(1)	$(1)	$(2)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2015	JPY	83,400	$	675	$0	$(7)
BPS	07/2015	BRL	686		221	1	0
	07/2015	$	221	BRL	686	0	0
	07/2015		673	JPY	83,400	9	0
	08/2015	BRL	686	$	219	0	0
	08/2015	JPY	83,400		673	0	(9)
BRC	07/2015	EUR	10		11	0	0
CBK	07/2015		17		19	0	0
	07/2015	MXN	274		17	0	0
DUB	07/2015	BRL	686		248	27	0
	07/2015	$	221	BRL	686	0	0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	61

Schedule of Investments PIMCO Diversified Income Active Exchange-Traded Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
FBF	08/2015	EUR	4,128	$	4,606	$1	$0
HUS	07/2015		99		108	0	(2)
	07/2015	GBP	1,337		2,054	0	(47)
	07/2015	$	2,106	GBP	1,337	0	(5)
	08/2015	GBP	1,337	$	2,105	5	0
UAG	07/2015	EUR	15		17	0	0
Total Forward Foreign Currency Contracts						$43	$(70)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015	EUR	100	$0	$0
BRC	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015		100	0	0
CBK	Call - OTC iTraxx Europe 23 5-Year Index	Buy	0.550%	07/15/2015		1,900	(3)	0
	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	07/15/2015		1,900	(3)	(3)
	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	08/19/2015		100	0	0
FBF	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015		100	0	0
SOG	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	09/16/2015		100	0	(1)
							$(6)	$(4)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount			Premiums (Received)	Market Value
BPS	Put - OTC EUR versus USD	$	1.030	07/21/2015		EUR	439	$(5)	$0
	Call - OTC GBP versus USD		1.550	07/21/2015		GBP	312	(3)	(8)
	Put - OTC USD versus MXN	MXN	14.900	07/24/2015	$		478	(4)	0
	Call - OTC USD versus MXN		16.200	07/24/2015			478	(4)	(2)
BRC	Call - OTC AUD versus USD	$	0.800	07/21/2015		AUD	603	(3)	(1)
CBK	Put - OTC USD versus MYR	MYR	3.675	09/14/2015	$		500	(4)	(3)
	Call - OTC USD versus MYR		3.950	09/14/2015			500	(3)	(3)
DUB	Put - OTC USD versus COP	COP	2,440.000	08/27/2015			500	(7)	(2)
	Call - OTC USD versus COP		2,735.000	08/27/2015			500	(6)	(6)
								$(39)	$(25)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	09/17/2015	$2,100	$(16)	$(4)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	09/17/2015	2,100	(12)	(11)
CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250%	08/12/2015	1,500	(7)	(5)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	08/12/2015	1,500	(8)	(6)
							$(43)	$(26)
Total Written Options							$(88)	$(55)

62	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2015

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	0	$0	AUD	0	EUR	0	GBP	0	$0
Sales	30	11,257		603		5,539		311	(103)
Closing Buys	0	0		0		(200)		0	0
Expirations	(15)	(1,100)		0		(400)		0	10
Exercised	(15)	0		0		(200)		0	5
Balance at End of Period	0	$10,157	AUD	603	EUR	4,739	GBP	311	$(88)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Venezuela Government International Bond	5.000%	06/20/2020	47.639%	$2,000	$(1,121)	$(120)	$0	$(1,241)
BRC	Colombia Government International Bond	1.000%	06/20/2020	1.640%	400	(12)	0	0	(12)
CBK	Turkey Government International Bond	1.000%	03/20/2020	2.100%	1,000	(46)	(2)	0	(48)
HUS	Colombia Government International Bond	1.000%	03/20/2020	1.590%	100	(3)	0	0	(3)
						$(1,182)	$(122)	$0	$(1,304)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
CBK	MCDX-24 5-Year Index	1.000%	06/20/2020	$200	$1	$(1)	$0	$0
Total Swap Agreements					$(1,181)	$(123)	$0	$(1,304)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	63

Schedule of Investments PIMCO Diversified Income Active Exchange-Traded Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of June 30, 2015:

(g)	Securities with an aggregate market value of $1,234 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

Counterparty	Financial Derivative Assets				Financial Derivative Liabilities
	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure (5)
BOA	$0	$0	$0	$0	$(7)	$(15)	$(1,241)	$(1,263)	$(1,263)	$1,234	$(29)
BPS	10	0	0	10	(9)	(10)	0	(19)	(9)	0	(9)
BRC	0	0	0	0	0	(1)	(12)	(13)	(13)	0	(13)
CBK	0	0	0	0	0	(20)	(48)	(68)	(68)	0	(68)
DUB	27	0	0	27	0	(8)	0	(8)	19	0	19
FBF	1	0	0	1	0	0	0	0	1	0	1
HUS	5	0	0	5	(54)	0	(3)	(57)	(52)	0	(52)
SOG	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
Total Over the Counter	$43	$0	$0	$43	$(70)	$(55)	$(1,304)	$(1,429)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$24	$24
Swap Agreements	0	0	0	0	8	8
	$0	$0	$0	$0	$32	$32
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$43	$0	$43
	$0	$0	$0	$43	$32	$75

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1	$1
Swap Agreements	0	0	0	0	1	1
	$0	$0	$0	$0	$2	$2
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$70	$0	$70
Written Options	0	4	0	25	26	55
Swap Agreements	0	1,304	0	0	0	1,304
	$0	$1,308	$0	$95	$26	$1,429
	$0	$1,308	$0	$95	$28	$1,431

64	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2015

The Effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$6	$6
Futures	0	0	0	0	(34)	(34)
Swap Agreements	0	0	0	0	(130)	(130)
	$0	$0	$0	$0	$(158)	$(158)
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$986	$0	$986
Written Options	0	3	0	0	0	3
Swap Agreements	0	6	0	0	0	6
	$0	$9	$0	$986	$0	$995
	$0	$9	$0	$986	$(158)	$837

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(22)	$(22)
Swap Agreements	0	0	0	0	2	2
	$0	$0	$0	$0	$(20)	$(20)
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$23	$0	$23
Written Options	0	2	0	14	18	34
Swap Agreements	0	(123)	0	0	0	(123)
	$0	$(121)	$0	$37	$18	$(66)
	$0	$(121)	$0	$37	$(2)	$(86)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$1,499	$0	$1,499
Corporate Bonds & Notes
Banking & Finance	120	15,893	0	16,013
Industrials	0	13,630	0	13,630
Utilities	0	9,695	0	9,695
Municipal Bonds & Notes
Iowa	0	178	0	178
New Jersey	0	148	0	148
Ohio	0	728	0	728
Texas	0	352	0	352
U.S. Government Agencies	0	1,847	0	1,847
U.S. Treasury Obligations	0	200	0	200
Mortgage-Backed Securities	0	577	0	577
Asset-Backed Securities	0	1,177	0	1,177
Sovereign Issues	0	7,000	0	7,000
Preferred Securities
Utilities	3	0	0	3
Short-Term Instruments
Repurchase Agreements	0	499	0	499
Short-Term Notes	0	4,000	0	4,000
U.S. Treasury Bills	0	1,034	0	1,034
Total Investments	$123	$58,457	$0	$58,580

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	65

Schedule of Investments PIMCO Diversified Income Active Exchange-Traded Fund (Cont.)

June 30, 2015

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(287)	$0	$(287)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	24	8	0	32
Over the counter	0	43	0	43
	$24	$51	$0	$75

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1)	(1)	0	(2)
Over the counter	0	(1,429)	0	(1,429)
	$(1)	$(1,430)	$0	$(1,431)
Totals	$146	$56,791	$0	$56,937

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

66	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

June 30, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 107.6%

CORPORATE BONDS & NOTES 70.4%

BANKING & FINANCE 35.0%

American Express Credit Corp.
0.764% due 08/15/2019 (b)	$36,700	$36,292

Banco Bradesco S.A.
4.500% due 01/12/2017	6,000	6,257

Banco Continental S.A. Via Continental Senior Trustees Cayman Ltd.
5.750% due 01/18/2017	4,500	4,759

Banco Santander Brasil S.A.
4.250% due 01/14/2016	4,600	4,668
4.625% due 02/13/2017	8,400	8,672

Banco Santander Chile
1.176% due 04/11/2017	15,100	15,067
1.875% due 01/19/2016	3,250	3,258
2.154% due 06/07/2018	2,000	2,035
3.750% due 09/22/2015	1,900	1,908

Bank of America Corp.
0.892% due 08/25/2017	32,000	31,953
1.315% due 01/15/2019	13,783	13,919

Bank of Tokyo-Mitsubishi UFJ Ltd.
0.692% due 03/10/2017	8,700	8,697
0.829% due 03/05/2018	9,500	9,518

Banque Federative du Credit Mutuel S.A.
1.125% due 01/20/2017 (b)	7,900	7,953

BB&T Corp.
0.990% due 01/15/2020	10,000	9,986

BBVA Banco Continental S.A.
2.250% due 07/29/2016	1,400	1,408

BBVA Bancomer S.A.
4.500% due 03/10/2016	11,400	11,668

BPCE S.A.
0.891% due 06/23/2017	5,270	5,272
0.913% due 06/17/2017 (b)	34,600	34,620

Corp. Andina de Fomento
0.829% due 01/29/2018	2,800	2,814
3.750% due 01/15/2016	3,595	3,632

Credit Agricole S.A.
0.833% due 06/12/2017	12,000	11,997
1.075% due 04/15/2019	13,650	13,760
1.133% due 10/03/2016	5,400	5,429
1.252% due 06/10/2020	12,000	12,007

Credit Suisse
0.969% due 01/29/2018 (b)	29,200	29,159

Danske Bank A/S
3.875% due 04/14/2016	7,100	7,259

DBS Group Holdings Ltd.
0.776% due 07/16/2019	17,200	17,210

Eksportfinans ASA
2.000% due 09/15/2015	46,300	46,358
2.375% due 05/25/2016	4,700	4,712
5.500% due 05/25/2016	4,500	4,635
5.500% due 06/26/2017	11,900	12,640

Erste Europaische Pfandbrief und Kommunalkreditbank AG S.A.
0.132% due 03/20/2017	4,100	4,021

First Horizon National Corp.
5.375% due 12/15/2015	8,575	8,707

Ford Motor Credit Co. LLC
0.799% due 09/08/2017	5,300	5,272
1.118% due 03/12/2019	14,700	14,601
1.186% due 06/15/2018	14,000	14,018
1.209% due 11/04/2019	830	828

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.214% due 01/09/2018	$32,900	$32,953
4.207% due 04/15/2016	4,000	4,092

General Motors Financial Co., Inc.
1.631% due 04/10/2018	18,250	18,401
1.835% due 01/15/2020	22,100	22,124
2.625% due 07/10/2017	11,000	11,123
3.000% due 09/25/2017	1,800	1,839
4.750% due 08/15/2017	10,700	11,300

Goldman Sachs Group, Inc.
1.297% due 10/23/2019	6,000	6,036
1.437% due 04/23/2020	64,970	65,681
1.478% due 04/30/2018	11,982	12,117

Hana Bank
1.375% due 02/05/2016	7,900	7,915
1.404% due 11/09/2016	11,200	11,264
4.500% due 10/30/2015	125	126

Health Care REIT, Inc.
6.200% due 06/01/2016	1,400	1,460

HSBC Finance Corp.
0.713% due 06/01/2016 (b)	39,263	39,208

HSBC USA, Inc.
0.887% due 11/13/2019	2,300	2,294

HSH Nordbank AG
0.430% due 12/31/2015	27,700	27,627

Hypothekenbank Frankfurt AG
0.132% due 09/20/2017	3,200	3,151

Hyundai Capital Services, Inc.
1.086% due 03/18/2017	22,900	22,969

Industrial Bank of Korea
3.750% due 09/29/2016	1,390	1,433

International Lease Finance Corp.
5.750% due 05/15/2016	1,150	1,180
8.625% due 09/15/2015	2,000	2,028

Intesa Sanpaolo SpA
3.125% due 01/15/2016	5,000	5,039
3.625% due 08/12/2015	800	802

IPIC GMTN Ltd.
1.750% due 11/30/2015	9,600	9,663
3.125% due 11/15/2015	9,400	9,492

Jefferies Group LLC
3.875% due 11/09/2015	4,895	4,937

JPMorgan Chase & Co.
0.793% due 03/01/2018	11,000	10,975
0.827% due 04/25/2018	14,600	14,618

Kilroy Realty LP
5.000% due 11/03/2015	6,281	6,354

Kookmin Bank
0.936% due 03/11/2016	8,000	8,000
1.036% due 03/14/2017	18,500	18,481
1.526% due 10/11/2016	6,400	6,456

Korea Exchange Bank
1.750% due 09/27/2015	6,130	6,144
3.125% due 06/26/2017	4,800	4,929

Landwirtschaftliche Rentenbank
0.389% due 12/05/2018	1,600	1,605

LeasePlan Corp. NV
3.000% due 10/23/2017	14,750	15,062

Lloyds Bank PLC
0.825% due 05/14/2018	23,000	23,049

Loews Corp.
5.250% due 03/15/2016	15,000	15,464

Macquarie Bank Ltd.
0.782% due 02/26/2017	5,150	5,152
1.072% due 03/24/2017	40,700	40,915

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.600% due 10/27/2017	$1,200	$1,200
2.000% due 08/15/2016	2,275	2,298

Mizuho Bank Ltd.
0.706% due 04/16/2017	3,300	3,296
0.731% due 09/25/2017	5,100	5,093
0.921% due 03/26/2018	15,400	15,443

Morgan Stanley
5.750% due 10/18/2016	2,000	2,114

MUFG Americas Holdings Corp.
0.849% due 02/09/2018	9,000	9,017

ORIX Corp.
5.000% due 01/12/2016	10,641	10,860

Prudential Covered Trust
2.997% due 09/30/2015	20,720	20,830

Qatari Diar Finance Co.
3.500% due 07/21/2015	6,500	6,503

RCI Banque S.A.
4.600% due 04/12/2016	8,233	8,436

Royal Bank of Scotland Group PLC
2.550% due 09/18/2015	22,286	22,349

Santander Bank N.A.
1.206% due 01/12/2018	14,700	14,694

Santander Holdings USA, Inc.
3.000% due 09/24/2015	858	860

Shinhan Bank
0.924% due 04/08/2017	30,200	30,187

Standard Chartered PLC
0.619% due 09/08/2017	15,000	14,893

Stone Street Trust
5.902% due 12/15/2015	10,945	11,159

Synchrony Financial
1.509% due 02/03/2020	12,000	12,066

Temasek Financial Ltd.
4.500% due 09/21/2015	1,000	1,008

Toyota Motor Credit Corp.
0.664% due 01/17/2019	12,500	12,550

UBS AG
0.655% due 08/14/2017	13,000	12,973
0.915% due 08/14/2019 (b)	35,000	34,991
0.981% due 03/26/2018	3,700	3,701

Ventas Realty LP
1.550% due 09/26/2016	550	552
3.125% due 11/30/2015	9,485	9,562

Wells Fargo & Co.
0.736% due 04/22/2019	20,000	19,943

		1,237,005

INDUSTRIALS 23.7%

AbbVie, Inc.
1.200% due 11/06/2015 (b)	38,650	38,689

Actavis Funding SCS
1.158% due 09/01/2016	14,230	14,285
1.368% due 03/12/2018	16,665	16,746
1.543% due 03/12/2020	20,250	20,498

Allergan, Inc.
5.750% due 04/01/2016	4,000	4,145

Amgen, Inc.
0.664% due 05/22/2017	59,000	59,001
0.884% due 05/22/2019	1,000	1,002

Anglo American Capital PLC
1.225% due 04/15/2016	2,300	2,295

Anthem, Inc.
1.250% due 09/10/2015	4,000	4,002

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	67

Schedule of Investments PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Asciano Finance Ltd.
3.125% due 09/23/2015	$150	$151

Aviation Capital Group Corp.
3.875% due 09/27/2016	3,860	3,929

BAT International Finance PLC
0.796% due 06/15/2018	10,900	10,901

Baxalta, Inc.
1.061% due 06/22/2018	5,900	5,903

BMW U.S. Capital LLC
0.624% due 06/02/2017	17,000	16,956

BSKYB Finance UK PLC
5.625% due 10/15/2015	30,500	30,873

Cameron International Corp.
1.150% due 12/15/2016	5,400	5,370

Canadian Natural Resources Ltd.
0.657% due 03/30/2016	6,000	5,990

Cheung Kong Infrastructure Finance BVI Ltd.
0.981% due 06/20/2017	8,300	8,283

Coca-Cola HBC Finance BV
5.500% due 09/17/2015	5,028	5,057

ConAgra Foods, Inc.
0.646% due 07/21/2016	29,485	29,409
1.300% due 01/25/2016	2,500	2,501

ConocoPhillips Co.
1.176% due 05/15/2022	5,300	5,347

Daimler Finance North America LLC
0.618% due 08/01/2017	6,150	6,145
0.632% due 03/10/2017	7,100	7,100

Devon Energy Corp.
0.736% due 12/15/2015	5,000	4,996
0.826% due 12/15/2016	10,985	10,862

DIRECTV Holdings LLC
3.125% due 02/15/2016	20,000	20,239

Ecolab, Inc.
1.000% due 08/09/2015	2,500	2,497

EMD Finance LLC
0.633% due 03/17/2017	3,700	3,700

Enbridge, Inc.
0.734% due 06/02/2017	6,500	6,425

Enterprise Products Operating LLC
1.250% due 08/13/2015	22,165	22,176
3.200% due 02/01/2016	1,300	1,316

Experian Finance PLC
2.375% due 06/15/2017	1,500	1,508

Glencore Canada Corp.
6.000% due 10/15/2015	2,600	2,634

Glencore Finance Canada Ltd.
2.050% due 10/23/2015	13,944	13,981

Glencore Funding LLC
1.445% due 05/27/2016	1,025	1,028
1.700% due 05/27/2016	4,500	4,506

Harvest Operations Corp.
2.125% due 05/14/2018	2,531	2,546

Hutchison Whampoa International Ltd.
3.500% due 01/13/2017	1,450	1,495

Hyundai Capital America
1.625% due 10/02/2015	11,355	11,369

Kansas City Southern de Mexico S.A. de C.V.
0.979% due 10/28/2016	13,920	13,862

Kia Motors Corp.
3.625% due 06/14/2016	2,000	2,043

Kinder Morgan Energy Partners LP
3.500% due 03/01/2016	5,045	5,118
4.100% due 11/15/2015	4,396	4,442

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Korea National Oil Corp.
2.875% due 11/09/2015	$4,603	$4,639
3.125% due 04/03/2017	5,000	5,133
4.000% due 10/27/2016	23,800	24,663

Lowe’s Cos., Inc.
0.702% due 09/10/2019	6,294	6,305

Medtronic, Inc.
1.086% due 03/15/2020	13,900	14,055

Mylan, Inc.
1.800% due 06/24/2016	10,400	10,407

Nabors Industries, Inc.
2.350% due 09/15/2016	2,750	2,759

NBCUniversal Enterprise, Inc.
0.960% due 04/15/2018	17,885	17,979

Nissan Motor Acceptance Corp.
0.833% due 03/03/2017	2,200	2,209
0.981% due 09/26/2016 (b)	32,775	32,942

Oracle Corp.
0.784% due 10/08/2019	10,000	10,090

Penerbangan Malaysia Bhd.
5.625% due 03/15/2016	17,046	17,552

Penske Truck Leasing Co. LP
2.500% due 03/15/2016	16,311	16,427

Pioneer Natural Resources Co.
5.875% due 07/15/2016	15,330	16,024

Reynolds American, Inc.
1.050% due 10/30/2015	15,215	15,164
6.750% due 06/15/2017	2,000	2,186

Roche Holdings, Inc.
0.622% due 09/30/2019	14,900	14,907

SABIC Capital BV
3.000% due 11/02/2015	5,100	5,134

SABMiller Holdings, Inc.
0.968% due 08/01/2018	9,685	9,719

Symantec Corp.
2.750% due 09/15/2015	13,397	13,444

Telefonica Emisiones S.A.U.
0.931% due 06/23/2017	24,400	24,347
3.992% due 02/16/2016	12,985	13,210
6.421% due 06/20/2016	4,018	4,202

Tennessee Gas Pipeline Co. LLC
7.500% due 04/01/2017	4,000	4,369
8.000% due 02/01/2016	3,735	3,876

Thermo Fisher Scientific, Inc.
2.250% due 08/15/2016	500	505
3.200% due 03/01/2016	1,250	1,269

Transcontinental Gas Pipe Line Co. LLC
6.400% due 04/15/2016	4,000	4,164

Tyson Foods, Inc.
6.600% due 04/01/2016	2,000	2,077

UAL Pass-Through Trust
10.400% due 05/01/2018	727	792

Volkswagen Group of America Finance LLC
0.652% due 05/23/2017	9,400	9,404
0.716% due 11/20/2017 (b)	23,100	23,150
0.754% due 05/22/2018	32,700	32,713

Walgreens Boots Alliance, Inc.
0.726% due 05/18/2016	24,600	24,602

Woolworths Ltd.
2.550% due 09/22/2015	4,200	4,217
5.550% due 11/15/2015	2,000	2,033

		837,989

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
UTILITIES 11.7%

AT&T, Inc.
0.702% due 03/30/2017	$4,900	$4,885
1.212% due 06/30/2020	11,600	11,659

BellSouth Corp.
4.821% due 04/26/2021	37,100	38,170

BP Capital Markets PLC
0.702% due 02/13/2018	4,200	4,206
0.789% due 05/10/2018	1,892	1,887
0.819% due 05/10/2019	5,175	5,160
0.911% due 09/26/2018	40,384	40,516

Dominion Resources, Inc.
1.950% due 08/15/2016	2,445	2,464

Duke Energy Corp.
0.663% due 04/03/2017	3,000	3,004

Electricite de France S.A.
0.735% due 01/20/2017	22,300	22,339

Entergy Corp.
3.625% due 09/15/2015	8,600	8,634

Kinder Morgan Finance Co. LLC
5.700% due 01/05/2016	10,700	10,938
6.000% due 01/15/2018	2,000	2,167

Korea Hydro & Nuclear Power Co. Ltd.
1.064% due 05/22/2017	17,400	17,397
3.125% due 09/16/2015	13,703	13,770

KT Corp.
1.750% due 04/22/2017	2,000	2,000
4.875% due 07/15/2015	5,000	5,005

Laclede Group, Inc.
1.024% due 08/15/2017	8,100	8,090

LG&E and KU Energy LLC
2.125% due 11/15/2015	12,730	12,778

Ooredoo International Finance Ltd.
3.375% due 10/14/2016	7,550	7,744

Orange S.A.
2.125% due 09/16/2015	20,610	20,660

Petrobras Global Finance BV
1.896% due 05/20/2016	14,570	14,391
2.000% due 05/20/2016	1,000	991
3.875% due 01/27/2016	4,300	4,324

Petroleos Mexicanos
5.750% due 03/01/2018	950	1,036

Plains All American Pipeline LP
5.875% due 08/15/2016	2,100	2,202

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.832% due 09/30/2016	151	156

Shell International Finance BV
0.729% due 05/11/2020	16,200	16,150

Sinopec Group Overseas Development Ltd.
1.051% due 04/10/2017	27,700	27,679
1.191% due 04/10/2019	6,500	6,494

Telecom Italia Capital S.A.
5.250% due 10/01/2015	15,027	15,171

Verizon Communications, Inc.
1.053% due 06/17/2019 (b)	37,775	37,574
2.036% due 09/14/2018	42,773	44,285

		413,926

Total Corporate Bonds & Notes (Cost $2,490,139)		2,488,920

68	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
MUNICIPAL BONDS & NOTES 1.0%

ARKANSAS 0.0%

Arkansas Student Loan Authority Revenue Bonds, Series 2010
1.182% due 11/25/2043	$1,009	$1,009

CALIFORNIA 0.5%

California Earthquake Authority Revenue Notes, Series 2014
1.824% due 07/01/2017	8,900	8,958

California State General Obligation Notes, Series 2013
1.250% due 11/01/2016	4,500	4,537

University of California Revenue Bonds, Series 2011
0.684% due 07/01/2041	4,000	4,002

		17,497

NEW JERSEY 0.2%

New Jersey Transit Corp. Revenue Notes, Series 2014
0.800% due 09/15/2015	7,710	7,711

NEW YORK 0.0%

New York State Dormitory Authority Revenue Notes, Series 2010
3.125% due 12/01/2015	100	101

OREGON 0.1%

Tri-County Metropolitan Transportation District, Oregon Revenue Notes, Series 2013
3.000% due 11/01/2016	3,500	3,504

TEXAS 0.2%

Texas State General Obligation Notes, Series 2013
0.584% due 06/01/2018	2,900	2,903

Texas State General Obligation Notes, Series 2014
0.584% due 06/01/2019	2,000	2,010

		4,913

Total Municipal Bonds & Notes (Cost $34,626)		34,735

U.S. GOVERNMENT AGENCIES 3.1%

Fannie Mae
0.437% due 05/25/2037	228	228
0.537% due 11/25/2036	668	671
0.585% due 04/18/2028 - 09/18/2031	1,871	1,890
0.587% due 06/25/2026 - 12/25/2043	26,218	26,394
0.595% due 08/25/2015	489	489
0.607% due 03/25/2037	971	977
0.637% due 05/25/2017 - 06/25/2042	2,114	2,131
0.685% due 05/18/2032	430	434
0.687% due 06/25/2031 - 12/25/2040	947	956
0.735% due 03/18/2032	298	303
0.737% due 09/25/2041	6,647	6,720
0.767% due 06/25/2041 - 07/25/2041	23,126	23,433
0.867% due 12/25/2037 - 02/25/2041	2,899	2,936
0.881% due 01/01/2021	3,247	3,284
0.887% due 05/25/2037	340	343
0.937% due 03/25/2037 - 02/25/2040	786	809
1.037% due 07/25/2038	469	480

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

FDIC Structured Sale Guaranteed Notes
0.684% due 11/29/2037	$714	$712

Freddie Mac
0.426% due 05/15/2036	97	97
0.436% due 11/15/2036	15	15
0.506% due 02/15/2037	2,701	2,710
0.606% due 04/15/2041	841	846
0.686% due 07/15/2039	392	396

Ginnie Mae
0.487% due 09/20/2033	14	14
0.732% due 04/20/2062	6,449	6,488
0.882% due 02/20/2062	8,758	8,864
1.232% due 02/20/2062	6,311	6,470
6.000% due 12/15/2033	42	49
6.500% due 11/15/2033 - 09/15/2034	43	48
7.000% due 01/15/2024 - 07/15/2032	263	280
7.500% due 07/15/2024 - 06/15/2028	218	235
10.000% due 02/15/2016 - 04/15/2025	28	30
11.000% due 08/15/2015 - 09/20/2019	1	1

NCUA Guaranteed Notes
0.524% due 12/07/2020	1,374	1,375
0.555% due 11/06/2017	4,063	4,071
0.565% due 03/06/2020	1,814	1,817
0.745% due 12/08/2020	3,264	3,288
1.600% due 10/29/2020	536	536

Total U.S. Government Agencies (Cost $110,071)		110,820

U.S. TREASURY OBLIGATIONS 4.2%

U.S. Treasury Notes
0.625% due 05/31/2017 (b)	148,200	148,130

Total U.S. Treasury Obligations (Cost $147,963)		148,130

MORTGAGE-BACKED SECURITIES 8.0%

American Home Mortgage Investment Trust
0.477% due 02/25/2045	173	172

Asset Securitization Corp.
6.930% due 02/14/2043	6,955	7,375

BAMLL Commercial Mortgage Securities Trust
1.536% due 12/15/2029	12,000	12,053
1.586% due 12/15/2031	10,000	10,035

Banc of America Commercial Mortgage Trust
5.916% due 05/10/2045	1,300	1,322

Banc of America Mortgage Trust
2.687% due 03/25/2034	399	404

Barclays Commercial Mortgage Securities Trust
1.294% due 02/15/2028	26,000	25,934

Bear Stearns Adjustable Rate Mortgage Trust
2.564% due 08/25/2033	1,991	1,995

BNPP Mortgage Securities LLC Trust
6.000% due 08/27/2037	289	299

Carefree Portfolio Trust
1.506% due 11/15/2019	18,000	18,088

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049	9,482	9,935
5.380% due 07/15/2044	942	943
5.480% due 01/15/2046	10,580	10,661
5.481% due 01/15/2046	3,888	3,946

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039	$4,818	$5,031
5.311% due 12/15/2039	9,771	10,109
5.860% due 03/15/2039	4,783	4,891
6.000% due 06/15/2038	706	729

DBRR Trust
0.853% due 02/25/2045	416	416

Hilton USA Trust
1.185% due 11/05/2030	1,084	1,084

Hyatt Hotel Portfolio Trust
1.436% due 11/15/2029	7,800	7,819

JPMorgan Chase Commercial Mortgage Securities Trust
1.166% due 07/15/2031	12,000	11,997
5.440% due 06/12/2047	5,380	5,631
5.814% due 06/12/2043	2,531	2,602
5.868% due 02/12/2049	1,718	1,772
5.961% due 06/15/2049	1,320	1,367

LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040	1,912	2,004

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.886% due 11/15/2031	2,203	2,167

Merrill Lynch Mortgage Investors Trust
6.720% due 11/15/2026	479	493

Morgan Stanley Capital I
5.328% due 11/12/2041	6,393	6,620

Morgan Stanley Capital Trust
0.336% due 07/12/2044	28,396	28,273
1.085% due 03/15/2045	688	690
3.884% due 09/15/2047	14,115	14,230
5.439% due 02/12/2044	68	68
5.601% due 03/12/2044	4,432	4,461
5.610% due 04/15/2049	74	75

Morgan Stanley Re-REMIC Trust
5.989% due 08/12/2045	1,885	1,998

RBSSP Resecuritization Trust
0.685% due 10/26/2036	535	526
2.252% due 12/26/2036	1,721	1,729
2.714% due 05/26/2037	985	988

Selkirk Ltd.
1.183% due 02/20/2041	992	993
1.860% due 12/20/2041	13,442	13,457

UBS-Citigroup Commercial Mortgage Trust
1.524% due 01/10/2045	1,497	1,503

Wachovia Bank Commercial Mortgage Trust
0.210% due 04/15/2047	33,100	32,596
0.335% due 10/15/2048	4,347	4,306
0.360% due 06/15/2049	900	884

WaMu Commercial Mortgage Securities Trust
5.515% due 03/23/2045	6,289	6,416

Wells Fargo-RBS Commercial Mortgage Trust
1.456% due 11/15/2044	400	401

Total Mortgage-Backed Securities (Cost $283,563)		281,488

ASSET-BACKED SECURITIES 9.4%

Aimco CLO
0.526% due 08/20/2020	1,390	1,387

Aircraft Lease Securitisation Ltd.
0.445% due 05/10/2032	1,509	1,500

ALM Ltd.
1.507% due 02/13/2023	22,500	22,506

AmeriCredit Automobile Receivables Trust
0.504% due 04/09/2018	9,493	9,495

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	69

Schedule of Investments PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Apidos Quattro CDO
0.525% due 01/20/2019	$613	$612

Ares CLO Ltd.
0.912% due 11/25/2020	6,178	6,119

Atrium CDO Corp.
1.376% due 11/16/2022	6,519	6,527

BA Credit Card Trust
0.516% due 06/15/2020	1,500	1,502

Babson CLO Ltd.
1.674% due 05/15/2023	8,800	8,801

BMI CLO
1.216% due 08/01/2021	1,729	1,726

California Republic Auto Receivables Trust
0.540% due 03/15/2017	2,619	2,618

Carlyle Global Market Strategies CLO LLC
1.505% due 04/20/2022	9,000	9,001

Cavalry CLO Ltd.
1.645% due 01/16/2024	7,200	7,192

CIFC Funding Ltd.
1.575% due 01/19/2023	6,700	6,710
1.634% due 12/05/2024	8,600	8,601

Citibank Credit Card Issuance Trust
0.424% due 02/07/2018	12,000	12,004

COA Summit CLO Ltd.
1.625% due 04/20/2023	3,000	2,999

ColumbusNova CLO Ltd.
0.535% due 07/18/2018	334	333

Cornerstone CLO Ltd.
0.495% due 07/15/2021	2,645	2,617

Dell Equipment Finance Trust
0.640% due 07/22/2016	4,910	4,912

Drug Royalty LP
3.081% due 07/15/2023	2,992	3,034

Dryden Leveraged Loan CDO
0.515% due 10/20/2020	1,464	1,459

Dryden Senior Loan Fund
1.445% due 01/15/2022	7,427	7,423

Duane Street CLO Ltd.
0.526% due 01/11/2021	487	485

Educational Services of America, Inc.
0.917% due 04/25/2039	2,941	2,952

Exeter Automobile Receivables Trust
1.060% due 08/15/2018	9,484	9,471

Flagship CLO
0.511% due 09/20/2019	190	189

Fore CLO Ltd.
0.520% due 07/20/2019	978	976

Fortress Credit Investments Ltd.
1.574% due 07/17/2023	8,600	8,590

Four Corners CLO Ltd.
0.551% due 01/26/2020	1,997	1,990

Franklin CLO Ltd.
0.546% due 06/15/2018	791	788

Fraser Sullivan CLO Ltd.
1.575% due 04/20/2023	8,600	8,600

Golden Knight CDO Ltd.
0.515% due 04/15/2019	1,015	1,013

Goldentree Loan Opportunities Ltd.
0.970% due 10/18/2021	780	779

Inwood Park CDO Ltd.
0.500% due 01/20/2021	6,398	6,396

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Jersey Street CLO Ltd.
0.525% due 10/20/2018	$149	$149

Landmark CLO Ltd.
0.515% due 10/19/2020	2,557	2,550

LCM LP
1.530% due 04/15/2022	20,000	20,022
1.540% due 10/19/2022	8,000	7,996

Madison Park Funding Ltd.
1.570% due 08/15/2022	10,600	10,602

MT Wilson CLO Ltd.
0.506% due 07/11/2020	313	313

Nelnet Student Loan Trust
0.401% due 12/24/2035	7,400	7,277

Northstar Education Finance, Inc.
0.419% due 01/30/2017	10	10
0.887% due 12/26/2031	3,361	3,379

Ocean Trails CLO
0.526% due 10/12/2020	1,815	1,800

Octagon Investment Partners Ltd.
1.549% due 05/05/2023	15,250	15,220

OHA Intrepid Leveraged Loan Fund Ltd.
1.195% due 04/20/2021	1,072	1,072

Panhandle-Plains Higher Education Authority, Inc.
0.784% due 07/01/2021	2,231	2,235
1.414% due 10/01/2035	1,431	1,455

Race Point CLO Ltd.
0.535% due 04/15/2020	1,228	1,227

SLM Private Education Loan Trust
0.936% due 10/16/2023	1,451	1,455

SLM Student Loan Trust
0.277% due 07/25/2017	130	130
0.486% due 03/15/2019	541	541
0.627% due 10/25/2016	542	542
0.677% due 04/25/2023	7,132	7,136
0.777% due 10/25/2017	591	592
0.827% due 10/25/2017	435	436
0.887% due 01/25/2029	6,417	6,444
1.777% due 04/25/2023	1,028	1,055

Stone Tower CLO Ltd.
0.494% due 04/17/2021	3,745	3,715

Structured Asset Investment Loan Trust
1.187% due 11/25/2033	1,735	1,674

Symphony CLO LP
1.374% due 01/09/2023	9,108	9,083

Symphony CLO Ltd.
1.529% due 07/28/2021	4,851	4,855
1.544% due 07/23/2023	18,400	18,410

Voya CLO Ltd.
0.496% due 12/13/2020	227	227
0.526% due 12/13/2020	1,330	1,326
1.575% due 10/15/2022	19,500	19,497
1.615% due 10/15/2022	9,800	9,804

WG Horizons CLO
0.545% due 05/24/2019	340	338

Total Asset-Backed Securities (Cost $333,192)		333,874

SOVEREIGN ISSUES 4.1%

Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016	6,800	6,868

Export-Import Bank of Korea
0.982% due 11/26/2016	7,000	7,039
1.027% due 01/14/2017	17,250	17,327
1.133% due 09/17/2016	24,600	24,703

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.250% due 11/20/2015	$20,550	$20,569
3.750% due 10/20/2016	2,500	2,585
4.125% due 09/09/2015	1,500	1,510

Japan Finance Organization for Municipalities
0.934% due 05/22/2017	13,000	13,119

Korea Development Bank
0.901% due 01/22/2017	21,600	21,600
3.250% due 03/09/2016	4,495	4,562

Korea Housing Finance Corp.
3.500% due 12/15/2016	2,019	2,081
4.125% due 12/15/2015	7,400	7,509

Mexico Government International Bond
5.625% due 01/15/2017	13,500	14,418

Total Sovereign Issues (Cost $143,765)		143,890

SHORT-TERM INSTRUMENTS 7.4%

CERTIFICATES OF DEPOSIT 1.1%

Banco Bilbao Vizcaya Argentaria S.A.
1.027% due 10/23/2015	25,750	25,740

Intesa Sanpaolo SpA
1.656% due 04/11/2016	2,750	2,757

Itau Unibanco Holding S.A.
1.511% due 05/31/2016	7,300	7,310

Sumitomo Mitsui Banking Corp.
0.649% due 05/02/2017	3,600	3,600

		39,407

COMMERCIAL PAPER 6.3%

ENI Finance USA, Inc.
1.280% due 06/02/2016	24,000	23,747
1.280% due 06/03/2016	5,000	4,947
1.350% due 06/10/2016	7,000	6,923

Entergy Corp.
0.950% due 07/09/2015	28,000	27,994

Kinder Morgan, Inc.
1.250% due 07/16/2015	19,300	19,290

Newell Rubbermaid, Inc.
1.025% due 07/09/2015	21,000	20,995

Southwestern Energy Co.
1.014% due 07/06/2015	10,000	9,998

Tesco Treasury Services PLC
0.985% due 08/18/2015	4,100	4,095
1.024% due 08/17/2015	33,000	32,957
3.250% due 08/18/2015	400	398

Thermo Fisher Scientific, Inc.
0.940% due 08/26/2015	25,000	24,963
1.040% due 09/14/2015	7,800	7,792

Weatherford International Ltd.
1.060% due 07/23/2015	4,500	4,497
1.060% due 07/24/2015	5,000	4,997
1.060% due 07/27/2015	8,200	8,194

Wyndham Worldwide Corp.
0.970% due 07/02/2015	5,000	5,000
0.970% due 07/07/2015	8,000	7,999
0.970% due 07/23/2015	7,000	6,996

		221,782

70	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2015

MARKET VALUE (000s)
REPURCHASE AGREEMENTS (a) 0.0%
$1,204

Total Short-Term Instruments (Cost $262,299)	262,393

Total Investments in Securities (Cost $3,805,618)	3,804,250

Total Investments 107.6% (Cost $3,805,618)	$3,804,250

Other Assets and Liabilities, net (7.6%)	(268,200)

Net Assets 100.0%	$3,536,050

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)   REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$1,204	Fannie Mae 2.200% due 10/17/2022	$(1,233)	$1,204	$1,204
Total Repurchase Agreements						$(1,233)	$1,204	$1,204

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
GSC	3.500%	04/27/2015	04/27/2017	$(1,077)	$(1,072)
JPS	0.400%	06/30/2015	07/01/2015	(20,000)	(20,000)
RDR	0.420%	05/29/2015	07/06/2015	(104,756)	(104,796)
	0.420%	06/03/2015	07/08/2015	(82,251)	(82,278)
	0.420%	06/05/2015	07/07/2015	(23,969)	(23,976)
	0.420%	06/16/2015	07/15/2015	(28,643)	(28,648)
Total Reverse Repurchase Agreements					$(260,770)

(2)

As of June 30, 2015, there were no open sale-buyback transactions. The average amount of borrowings outstanding during the period ended June 30, 2015 was $106,656 at a weighted average interest rate of 0.344%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

(b)	Securities with an aggregate market value of $273,058 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
GSC	$0	$(1,072)	$0	$0	$(1,072)	$1,132	$60
JPS	0	(20,000)	0	0	(20,000)	19,991	(9)
RDR	0	(239,698)	0	0	(239,698)	251,934	12,236
SSB	1,204	0	0	0	1,204	(1,233)	(29)
Total Borrowings and Other Financing Transactions	$1,204	$(260,770)	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	71

Schedule of Investments PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Cont.)

June 30, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$1,237,005	$0	$1,237,005
Industrials	0	837,989	0	837,989
Utilities	0	413,926	0	413,926
Municipal Bonds & Notes
Arkansas	0	1,009	0	1,009
California	0	17,497	0	17,497
New Jersey	0	7,711	0	7,711
New York	0	101	0	101
Oregon	0	3,504	0	3,504
Texas	0	4,913	0	4,913
U.S. Government Agencies	0	109,445	1,375	110,820
U.S. Treasury Obligations	0	148,130	0	148,130
Mortgage-Backed Securities	0	281,488	0	281,488
Asset-Backed Securities	0	332,374	1,500	333,874
Sovereign Issues	0	143,890	0	143,890
Short-Term Instruments
Certificates of Deposit	0	39,407	0	39,407
Commercial Paper	0	221,782	0	221,782
Repurchase Agreements	0	1,204	0	1,204
Total Investments	$0	$3,801,375	$2,875	$3,804,250

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

72	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Foreign Currency Strategy Active Exchange-Traded Fund

June 30, 2015

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 101.2%

BRAZIL 8.5%

SOVEREIGN ISSUES 8.5%

Brazil Letras do Tesouro Nacional
0.000% due 10/01/2015 (a)	BRL	400	$124
0.000% due 01/01/2016 (a)		1,450	436
0.000% due 01/01/2017 (a)		2,600	687

Total Brazil (Cost $1,515)			1,247

DENMARK 16.3%

CORPORATE BONDS & NOTES 16.3%

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2015	EUR	950	1,063

Nykredit Realkredit A/S
2.000% due 01/01/2016	DKK	4,400	666

Realkredit Danmark A/S
2.000% due 01/01/2016		4,400	665

Total Denmark (Cost $2,671)			2,394

ITALY 7.7%

SOVEREIGN ISSUES 7.7%

Italy Buoni Poliennali Del Tesoro
2.750% due 12/01/2015	EUR	1,000	1,127

Total Italy (Cost $1,073)			1,127

JAPAN 7.2%

SOVEREIGN ISSUES 7.2%

Japan Government International Bond
0.300% due 09/20/2015	JPY	130,000	1,063

Total Japan (Cost $1,190)			1,063

NETHERLANDS 5.3%

SOVEREIGN ISSUES 5.3%

Netherlands Government International Bond
0.010% due 04/15/2016	EUR	700	782

Total Netherlands (Cost $763)			782

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
NEW ZEALAND 3.2%

SOVEREIGN ISSUES 3.2%

New Zealand Government Bond
6.000% due 12/15/2017	NZD	650	$473

Total New Zealand (Cost $532)			473

NORWAY 1.9%

SOVEREIGN ISSUES 1.9%

Norway Government Bond
4.250% due 05/19/2017	NOK	2,100	285

Total Norway (Cost $292)			285

POLAND 13.0%

SOVEREIGN ISSUES 13.0%

Poland Government International Bond
3.250% due 07/25/2019	PLN	3,000	821
3.750% due 04/25/2018		3,900	1,082

Total Poland (Cost $2,050)			1,903

SWEDEN 4.0%

SOVEREIGN ISSUES 4.0%

Sweden Government International Bond
3.500% due 06/01/2022	SEK	4,100	590

Total Sweden (Cost $606)			590

UNITED STATES 1.6%

CORPORATE BONDS & NOTES 1.6%

WM Covered Bond Program
4.000% due 11/26/2016	EUR	200	233

Total United States (Cost $235)			233

SHORT-TERM INSTRUMENTS 32.5%

REPURCHASE AGREEMENTS (b) 1.1%
			156

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SHORT-TERM NOTES 15.7%

Federal Home Loan Bank
0.070% due 07/29/2015		$600	$600
0.080% due 07/24/2015		200	200
0.082% due 07/15/2015		100	100
0.085% due 09/16/2015		800	800
0.090% due 08/05/2015 - 09/11/2015		200	200
0.097% due 08/12/2015		400	400

			2,300

FRANCE TREASURY BILLS 5.3%
(0.167%) due 02/03/2016	EUR	700	781

SPAIN TREASURY BILLS 8.3%
0.010% due 02/19/2016		1,100	1,226

U.S. TREASURY BILLS 2.1%
0.026% due 10/08/2015		$301	301

Total Short-Term Instruments (Cost $4,715)			4,764

Total Investments in Securities (Cost $15,642)			14,861

Total Investments 101.2% (Cost $15,642)			$14,861

Financial Derivative Instruments (c) (1.2%) (Cost or Premiums, net $4)			(169)

Other Assets and Liabilities, net 0.0%			(10)

Net Assets 100.0%			$14,682

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon bond.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$156	Fannie Mae 2.200% due 10/17/2022	$(161)	$156	$156
Total Repurchase Agreements						$(161)	$156	$156

(1)	Includes accrued interest.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	73

Schedule of Investments PIMCO Foreign Currency Strategy Active Exchange-Traded Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of June 30, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$156	$0	$0	$0	$156	$(161)	$(5)
Total Borrowings and Other Financing Transactions	$156	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2015	INR	6,867	$	105	$0	$(2)
	07/2015	NZD	706		503	25	0
	07/2015	$	905	JPY	111,868	9	0
	07/2015		8	MXN	123	0	0
	08/2015		371	NOK	2,870	0	(5)
	08/2015		762	SEK	6,375	8	0
	10/2015	BRL	400	$	126	1	0
BPS	07/2015		2,172		700	2	0
	07/2015	JPY	117,268		946	0	(12)
	07/2015	MXN	4,565		294	4	0
	07/2015	$	700	BRL	2,172	0	(1)
	08/2015	BRL	2,172	$	692	1	0
	08/2015	$	946	JPY	117,268	12	0
BRC	07/2015		735	NZD	1,035	0	(34)
	07/2015	ZAR	135	$	11	0	0
CBK	07/2015	CAD	1,640		1,329	16	0
	07/2015	$	13	EUR	12	0	0
	08/2015	NOK	11,809	$	1,461	0	(44)
	08/2015	$	1,328	CAD	1,640	0	(16)
	08/2015		1,421	DKK	9,500	0	0
	08/2015		1,886	GBP	1,226	40	0
	08/2015		682	NOK	5,195	0	(20)
	09/2015		1,010	MXN	15,965	0	(1)
DUB	07/2015	BRL	1,522	$	499	10	0
	07/2015	KRW	412,709		381	13	0
	07/2015	TRY	7		3	0	0
	07/2015	$	491	BRL	1,522	0	(1)
	08/2015	DKK	4,966	$	729	0	(14)
	08/2015	SEK	11,335		1,331	0	(37)
	08/2015	$	161	DKK	1,045	0	(5)
FBF	07/2015	MXN	19,134	$	1,245	28	0
	09/2015	$	2,216	CNY	13,621	4	0
GLM	07/2015		1,441	CAD	1,790	0	(8)
	07/2015		373	KRW	412,840	0	(5)
	08/2015		732	GBP	477	17	0
	08/2015		1,258	NOK	9,495	0	(49)
	09/2015	HKD	5,699	$	735	0	0

74	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2015

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
HUS	07/2015	NZD	1,045	$	727	$19	$0
	07/2015	SGD	512		377	0	(3)
	08/2015	$	17	SEK	140	0	0
JPM	07/2015	JPY	90,400	$	728	0	(11)
	07/2015	PLN	5,059		1,347	3	0
	08/2015	CHF	991		1,054	0	(8)
MSB	07/2015	CAD	150		122	2	0
	07/2015	PLN	4,121		1,120	25	0
	08/2015	DKK	5,120		739	0	(27)
	08/2015	$	3,150	CHF	2,939	0	(1)
	01/2016	BRL	1,450	$	462	24	0
NGF	07/2015	MXN	4,763		308	5	0
SCX	07/2015	BRL	650		214	5	0
	07/2015	$	210	BRL	650	0	0
	07/2015		3,802	EUR	3,393	0	(19)
	07/2015		773	JPY	95,800	10	0
	07/2015		1,022	MXN	15,940	0	(9)
	08/2015	EUR	3,393	$	3,804	19	0
	08/2015	GBP	12		19	0	0
	08/2015	IDR	1,153,849		85	0	0
	08/2015	$	1,053	DKK	7,145	16	0
	09/2015	HKD	5,665	$	731	0	0
	09/2015	MXN	15,940		1,017	9	0
SOG	08/2015	DKK	2,441		354	0	(11)
	08/2015	$	381	DKK	2,490	0	(8)
UAG	07/2015	EUR	3,405	$	3,760	15	(51)
	07/2015	$	83	IDR	1,109,710	0	0
	07/2015		109	INR	7,025	1	0
	07/2015		804	MXN	12,399	0	(15)
	07/2015		488	NZD	716	0	(3)
	07/2015		1,057	PLN	3,957	0	(5)
	08/2015	MYR	30	$	8	0	0
	08/2015	NZD	716		487	3	0
	08/2015	$	1,493	NOK	10,964	0	(96)
Total Forward Foreign Currency Contracts						$346	$(521)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount			Cost	Market Value
BOA	Put - OTC EUR versus USD	$	1.085	07/30/2015		EUR	1,300	$2	$1
	Call - OTC EUR versus USD		1.115	07/30/2015			1,300	2	3
	Call - OTC USD versus JPY	JPY	126.000	09/01/2015	$		1,300	2	1
UAG	Call - OTC EUR versus CHF	CHF	1.063	08/28/2015		EUR	1,000	7	7
								$13	$12
Total Purchased Options								$13	$12

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	75

Schedule of Investments PIMCO Foreign Currency Strategy Active Exchange-Traded Fund (Cont.)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
UAG	Put - OTC EUR versus CHF	CHF	1.000	08/28/2015	EUR	1,000	$(9)	$(6)
Total Written Options							$(9)	$(6)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	Notional Amount		Premiums
Balance at Beginning of Period	EUR	0	$0
Sales		1,000	(9)
Closing Buys		0	0
Expirations		0	0
Exercised		0	0
Balance at End of Period	EUR	1,000	$(9)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of June 30, 2015:

Counterparty	Financial Derivative Assets				Financial Derivative Liabilities
	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure (1)
BOA	$43	$5	$0	$48	$(7)	$0	$0	$(7)	$41	$0	$41
BPS	19	0	0	19	(13)	0	0	(13)	6	0	6
BRC	0	0	0	0	(34)	0	0	(34)	(34)	0	(34)
CBK	56	0	0	56	(81)	0	0	(81)	(25)	0	(25)
DUB	23	0	0	23	(57)	0	0	(57)	(34)	(90)	(124)
FBF	32	0	0	32	0	0	0	0	32	0	32
GLM	17	0	0	17	(62)	0	0	(62)	(45)	0	(45)
HUS	19	0	0	19	(3)	0	0	(3)	16	0	16
JPM	3	0	0	3	(19)	0	0	(19)	(16)	0	(16)
MSB	51	0	0	51	(28)	0	0	(28)	23	0	23
NGF	5	0	0	5	0	0	0	0	5	0	5
SCX	59	0	0	59	(28)	0	0	(28)	31	0	31
SOG	0	0	0	0	(19)	0	0	(19)	(19)	0	(19)
UAG	19	7	0	26	(170)	(6)	0	(176)	(150)	0	(150)
Total Over the Counter	$346	$12	$0	$358	$(521)	$(6)	$0	$(527)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

76	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2015

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$346	$0	$346
Purchased Options	0	0	0	12	0	12
	$0	$0	$0	$358	$0	$358

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$521	$0	$521
Written Options	0	0	0	6	0	6
	$0	$0	$0	$527	$0	$527

The Effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$547	$0	$547
Purchased Options	0	0	0	(2)	0	(2)
	$0	$0	$0	$545	$0	$545

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(291)	$0	$(291)
Written Options	0	0	0	3	0	3
	$0	$0	$0	$(288)	$0	$(288)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Brazil
Sovereign Issues	$0	$1,247	$0	$1,247
Denmark
Corporate Bonds & Notes	0	2,394	0	2,394
Italy
Sovereign Issues	0	1,127	0	1,127
Japan
Sovereign Issues	0	1,063	0	1,063
Netherlands
Sovereign Issues	0	782	0	782

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	77

Schedule of Investments PIMCO Foreign Currency Strategy Active Exchange-Traded Fund (Cont.)

June 30, 2015

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
New Zealand
Sovereign Issues	$0	$473	$0	$473
Norway
Sovereign Issues	0	285	0	285
Poland
Sovereign Issues	0	1,903	0	1,903
Sweden
Sovereign Issues	0	590	0	590
United States
Corporate Bonds & Notes	0	233	0	233
Short-Term Instruments
Repurchase Agreements	0	156	0	156
Short-Term Notes	0	2,300	0	2,300
France Treasury Bills	0	781	0	781
Spain Treasury Bills	0	1,226	0	1,226
U.S. Treasury Bills	0	301	0	301
Total Investments	$0	$14,861	$0	$14,861

Financial Derivative Instruments - Assets
Over the counter	$0	$358	$0	$358

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(527)	$0	$(527)
Totals	$0	$14,692	$0	$14,692

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

78	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund

June 30, 2015

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 138.4%

AUSTRALIA 0.4%

SOVEREIGN ISSUES 0.4%

Australia Government Bond
1.250% due 02/21/2022	AUD	536	$435

Total Australia (Cost $507)			435

BRAZIL 14.1%

SOVEREIGN ISSUES 14.1%

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2019 (a)	BRL	1,400	294

Brazil Notas do Tesouro Nacional
6.000% due 08/15/2022		13,230	4,172
6.000% due 08/15/2030		1,210	386
6.000% due 05/15/2035		5,531	1,755
6.000% due 08/15/2040		2,659	846
6.000% due 05/15/2045		3,244	1,031
6.000% due 08/15/2050		3,505	1,122
10.000% due 01/01/2021		16,649	4,831

Total Brazil (Cost $18,786)			14,437

CANADA 1.4%

SOVEREIGN ISSUES 1.4%

Canada Government International Bond
1.250% due 12/01/2047 (b)	CAD	717	706
1.500% due 12/01/2044 (b)		764	770

Total Canada (Cost $1,647)			1,476

CHILE 2.7%

SOVEREIGN ISSUES 2.7%

Bonos del Banco Central de Chile en UF Inflation Linked Bond
3.000% due 02/01/2021 (b)	CLP	874,404	1,503
3.000% due 03/01/2022 (b)		749,489	1,298

Total Chile (Cost $3,458)			2,801

COLOMBIA 3.7%

SOVEREIGN ISSUES 3.7%

Colombian TES
3.000% due 03/25/2033 (b)	COP	6,227,557	2,064
3.500% due 03/10/2021 (b)		2,224,048	850
4.250% due 05/17/2017 (b)		2,224,048	892

Total Colombia (Cost $5,101)			3,806

DENMARK 4.2%

SOVEREIGN ISSUES 4.2%

Denmark Government Bond
0.100% due 11/15/2023 (b)	DKK	27,136	4,270

Total Denmark (Cost $4,901)			4,270

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
FRANCE 9.8%

SOVEREIGN ISSUES 9.8%

France Government Bond
0.100% due 07/25/2021 (b)	EUR	203	$238
0.250% due 07/25/2018 (b)		5,419	6,284
0.250% due 07/25/2024 (b)		1,832	2,169
0.700% due 07/25/2030 (b)		201	248
3.500% due 04/25/2020		900	1,157

Total France (Cost $10,928)			10,096

GERMANY 0.2%

SOVEREIGN ISSUES 0.2%

Republic of Germany
0.100% due 04/15/2023 (b)		83	99
0.750% due 04/15/2018 (b)		64	74

Total Germany (Cost $194)			173

INDIA 1.3%

CORPORATE BONDS & NOTES 1.3%

Export-Import Bank of India
2.432% due 03/30/2016		$1,300	1,308

Total India (Cost $1,304)			1,308

ITALY 12.9%

SOVEREIGN ISSUES 12.9%

Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (b)	EUR	3,039	3,565
2.100% due 09/15/2021 (b)		1,878	2,272
2.250% due 04/22/2017 (b)		2,509	2,879
2.350% due 09/15/2019 (b)		222	268
2.350% due 09/15/2024 (b)		2,759	3,390
2.550% due 10/22/2016 (b)		301	344
2.550% due 09/15/2041 (b)		218	275
5.000% due 09/01/2040		200	287

Total Italy (Cost $14,865)			13,280

JAPAN 7.0%

SOVEREIGN ISSUES 7.0%

Japan Government International Bond
0.100% due 09/10/2024 (b)	JPY	818,360	7,174

Total Japan (Cost $7,220)			7,174

MEXICO 8.2%

SOVEREIGN ISSUES 8.2%

Mexico Government International Bond
2.000% due 06/09/2022 (b)	MXN	24,273	1,492
4.000% due 11/15/2040 (b)		45,539	3,121
4.000% due 11/08/2046 (b)		3,781	262
4.500% due 12/04/2025 (b)		39,309	2,865
4.500% due 11/22/2035 (b)		7,282	537
4.750% due 06/14/2018		2,005	128

Total Mexico (Cost $9,757)			8,405

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
NEW ZEALAND 2.9%

SOVEREIGN ISSUES 2.9%

New Zealand Government Bond
2.000% due 09/20/2025	NZD	2,676	$1,803
4.500% due 02/15/2016		2,676	725
5.500% due 04/15/2023		600	468

Total New Zealand (Cost $3,642)			2,996

SLOVENIA 0.2%

SOVEREIGN ISSUES 0.2%

Slovenia Government International Bond
4.700% due 11/01/2016	EUR	200	236

Total Slovenia (Cost $269)			236

SOUTH AFRICA 3.8%

SOVEREIGN ISSUES 3.8%

South Africa Government International Bond
7.250% due 01/15/2020	ZAR	48,500	3,908

Total South Africa (Cost $5,684)			3,908

SOUTH KOREA 1.4%

SOVEREIGN ISSUES 1.4%

Korea Treasury Bond
1.125% due 06/10/2023 (b)	KRW	1,631,482	1,410

Total South Korea (Cost $1,387)			1,410

SPAIN 1.6%

SOVEREIGN ISSUES 1.6%

Spain Government International Bond
0.550% due 11/30/2019 (b)	EUR	903	1,020
1.000% due 11/30/2030 (b)		100	104
5.400% due 01/31/2023		400	554

Total Spain (Cost $1,801)			1,678

SWEDEN 0.5%

SOVEREIGN ISSUES 0.5%

Sweden Government International Bond
0.250% due 06/01/2022	SEK	3,592	464

Total Sweden (Cost $538)			464

TURKEY 3.9%

SOVEREIGN ISSUES 3.9%

Turkey Government International Bond
2.000% due 04/16/2025 (b)	TRY	2,057	730
2.400% due 05/08/2024 (b)		3,841	1,413
4.000% due 04/01/2020 (b)		4,588	1,827

Total Turkey (Cost $4,131)			3,970

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	79

Schedule of Investments PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
UNITED KINGDOM 9.5%

SOVEREIGN ISSUES 9.5%

United Kingdom Gilt
0.125% due 03/22/2024 (b)	GBP	3,618	$6,152
0.125% due 03/22/2044 (b)		245	483
0.750% due 03/22/2034 (b)		111	225
1.125% due 11/22/2037 (b)		255	581
1.250% due 11/22/2027 (b)		1,196	2,365

Total United Kingdom (Cost $9,575)			9,806

UNITED STATES 48.7%

U.S. GOVERNMENT AGENCIES 1.3%
2.625% due 09/06/2024		$1,300	1,300

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
U.S. TREASURY OBLIGATIONS 47.4%

U.S. Treasury Bonds
2.500% due 02/15/2045 (c)	$200	$175
3.000% due 11/15/2044 (c)	1,330	1,295
3.000% due 05/15/2045 (c)	1,150	1,122

U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2016 (c)	1,286	1,293
0.125% due 04/15/2019 (c)	6,765	6,847
0.125% due 04/15/2020 (c)	2,980	3,003
0.125% due 01/15/2022 (c)	1,518	1,504
0.125% due 07/15/2022	206	204
0.125% due 01/15/2023 (c)	1,947	1,912
0.250% due 01/15/2025 (c)	1,299	1,272
0.625% due 07/15/2021 (c)	11,571	11,939
0.750% due 02/15/2042 (c)	2,597	2,371
0.750% due 02/15/2045	1,638	1,485
1.250% due 07/15/2020 (c)	1,085	1,160
1.375% due 02/15/2044	452	479
1.875% due 07/15/2015 (c)	1,216	1,220
1.875% due 07/15/2019 (c)	2,771	3,020
2.375% due 01/15/2025 (c)	2,564	3,012

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.375% due 01/15/2027 (c)	$2,607	$3,112
2.500% due 07/15/2016	633	656
2.500% due 01/15/2029	342	420

U.S. Treasury Notes
1.500% due 05/31/2020 (c)	1,200	1,192

		48,693

Total United States (Cost $50,825)		49,993

Total Investments in Securities (Cost $156,520)		142,122

Total Investments 138.4% (Cost $156,520)		$142,122

Financial Derivative Instruments (d)(e) 0.5% (Cost or Premiums, net $(144))		487

Other Assets and Liabilities, net (38.9%)		(39,929)

Net Assets 100.0%		$102,680

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon bond.
(b)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Reverse Repurchase Agreements
BOS	0.400%	06/15/2015	07/06/2015	$(615)	$(615)
	0.480%	06/18/2015	07/08/2015	(4,323)	(4,324)
BSN	0.270%	04/10/2015	07/10/2015	(608)	(608)
	0.270%	04/14/2015	07/14/2015	(3,705)	(3,707)
	0.280%	05/26/2015	07/27/2015	(487)	(488)
GRE	0.350%	06/03/2015	07/06/2015	(7,157)	(7,159)
	0.380%	06/18/2015	07/07/2015	(737)	(737)
	0.490%	06/24/2015	07/08/2015	(509)	(509)
	0.580%	06/29/2015	07/06/2015	(2,330)	(2,330)
JPS	0.120%	06/24/2015	07/15/2015	(561)	(561)
	0.450%	06/26/2015	07/02/2015	(1,189)	(1,189)
SCX	0.290%	06/05/2015	07/07/2015	(1,310)	(1,310)
Total Reverse Repurchase Agreements					$(23,537)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions (2)
GSC	0.370%	06/08/2015	07/08/2015	$(6,100)	$(6,107)
MSC	0.510%	06/19/2015	07/09/2015	(1,192)	(1,194)
TDM	0.330%	06/04/2015	07/14/2015	(11,925)	(11,945)
Total Sale-Buyback Transactions					$(19,246)

(1)	The average amount of borrowings outstanding during the period ended June 30, 2015 was $27,965 at a weighted average interest rate of 0.231%.
(2)	Payable for sale-buyback transactions includes $22 of deferred price drop.

80	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

(c)	Securities with an aggregate market value of $42,860 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
BOS	$0	$(4,939)	$0	$0	$(4,939)	$4,930	$(9)
BSN	0	(4,803)	0	0	(4,803)	4,859	56
GRE	0	(10,735)	0	0	(10,735)	10,753	18
JPS	0	(1,750)	0	0	(1,750)	1,753	3
SCX	0	(1,310)	0	0	(1,310)	1,295	(15)

Master Securities Forward Transaction Agreement
GSC	0	0	(6,107)	0	(6,107)	6,090	(17)
MSC	0	0	(1,194)	0	(1,194)	1,192	(2)
TDM	0	0	(11,945)	0	(11,945)	11,988	43
Total Borrowings and Other Financing Transactions	$0	$(23,537)	$(19,246)	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CME 90-Day Eurodollar December Futures	$99.375	12/14/2015	20	$3	$3

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note September Futures	$124.000	08/21/2015	6	$(5)	$(3)
Call - CBOT U.S. Treasury 10-Year Note September Futures	127.000	08/21/2015	6	(4)	(4)
				$(9)	$(7)
Total Written Options				$(9)	$(7)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	113	$(19)	$0	$0
90-Day Eurodollar December Futures	Short	12/2016	46	(16)	1	0
90-Day Eurodollar March Futures	Short	03/2016	37	(17)	0	0
90-Day Eurodollar March Futures	Short	03/2017	36	(9)	0	0
90-Day Eurodollar September Futures	Short	09/2016	70	(56)	2	0
Call Options Strike @ EUR 154.500 on Euro-Bund 10-Year Bond September Futures	Long	08/2015	7	(1)	4	0
Call Options Strike @ EUR 157.500 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	7	0	0	(1)
Euro-BTP Italy Government Bond September Futures	Long	09/2015	2	(1)	2	(8)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	81

Schedule of Investments PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Put Options Strike @ EUR 147.000 on Euro-Bund 10-Year Bond September Futures	Short	08/2015	7	$2	$2	$0
U.S. Treasury 5-Year Note September Futures	Short	09/2015	21	(8)	1	0
U.S. Treasury 10-Year Note September Futures	Long	09/2015	11	(5)	0	(1)
U.S. Treasury 30-Year Bond September Futures	Short	09/2015	39	59	3	0
Total Futures Contracts				$(71)	$15	$(10)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-24 5-Year Index	1.000%	06/20/2020	$ 900	$13	$0	$0	$0
iTraxx Europe 23 5-Year Index	1.000%	06/20/2020	EUR 1,500	20	(10)	0	(7)
				$33	$(10)	$0	$(7)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	1.300%	05/06/2017	$	6,100	$(9)	$(9)	$0	$0
Pay	3-Month USD-LIBOR	1.500%	12/16/2017		1,100	(6)	(1)	0	0
Pay	3-Month USD-LIBOR	2.000%	12/16/2020		800	(1)	2	0	0
Pay	3-Month USD-LIBOR	2.500%	12/16/2025		6,900	54	(49)	5	0
Pay	3-Month USD-LIBOR	2.750%	12/16/2045		1,500	76	(10)	4	0
Pay	6-Month EUR-EURIBOR	0.750%	09/16/2025	EUR	1,000	50	62	0	(12)
Pay	6-Month GBP-LIBOR	1.250%	06/17/2017	GBP	2,300	(11)	34	0	(5)
Pay	6-Month GBP-LIBOR	1.500%	09/16/2017		2,400	(21)	3	0	(6)
Pay	6-Month GBP-LIBOR	2.088%	12/04/2024		500	2	2	0	(8)
Pay	6-Month GBP-LIBOR	2.000%	09/16/2025		680	21	1	0	(12)
Pay	6-Month GBP-LIBOR	2.000%	09/16/2045		1,640	216	128	0	(58)
Pay	28-Day MXN-TIIE	4.035%	02/03/2017	MXN	15,700	(1)	(5)	0	(1)
Pay	28-Day MXN-TIIE	5.560%	11/11/2021		1,700	(1)	(1)	1	0
Pay	28-Day MXN-TIIE	5.750%	12/06/2021		3,100	0	1	1	0
Pay	28-Day MXN-TIIE	6.710%	09/20/2029		300	0	(1)	0	0
						$369	$157	$11	$(102)
Total Swap Agreements						$402	$147	$11	$(109)

82	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2015

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

Cash of $1,384 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$3	$15	$11	$29	$(7)	$(10)	$(109)	$(126)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2015	AUD	2,416	$	1,862	$0	$(2)
	07/2015	BRL	102		33	0	0
	07/2015	GBP	3,644		5,600	0	(126)
	07/2015	MXN	7,916		513	10	0
	07/2015	NZD	4,194		2,992	150	0
	07/2015	$	33	BRL	101	0	0
	07/2015		1,096	INR	70,344	10	(3)
	08/2015		1,858	AUD	2,416	2	0
	08/2015		660	SEK	5,510	5	0
BPS	07/2015	BRL	8,695	$	2,803	6	0
	07/2015	CLP	703,071		1,140	41	0
	07/2015	MXN	15,210		981	13	0
	07/2015	$	2,803	BRL	8,695	0	(6)
	07/2015		206	TRY	565	3	0
	08/2015		2,692	BRL	8,451	0	(5)
BRC	07/2015	PLN	8,618	$	2,252	0	(38)
	07/2015	ZAR	18,606		1,521	0	(1)
CBK	07/2015	MXN	93		6	0	0
	07/2015	$	568	EUR	500	0	(10)
	08/2015		1,866	ILS	7,217	46	0
	09/2015		1,004	MXN	15,874	0	0
	01/2016	BRL	3,632	$	1,089	0	(7)
DUB	07/2015		9,378		3,395	378	0
	07/2015	KRW	426,796		381	0	0
	07/2015	MXN	113		7	0	0
	07/2015	$	3,023	BRL	9,378	0	(6)
	07/2015		4,026	KRW	4,359,817	0	(134)
	07/2015		810	TRY	2,254	24	0
	08/2015		156	DKK	1,025	0	(3)
FBF	07/2015	BRL	4,136	$	1,515	185	0
	07/2015	MXN	3,068		201	6	0
	07/2015	$	1,333	BRL	4,136	0	(3)
	07/2015		361	JPY	44,600	4	0
	08/2015	EUR	7,439	$	8,367	69	0
GLM	07/2015	BRL	3,588		1,159	5	0
	07/2015	CAD	827		660	0	(2)
	07/2015	MXN	5,687		373	11	0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	83

Schedule of Investments PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	07/2015	$	1,868	AUD	2,416	$0	$(4)
	07/2015		1,135	BRL	3,588	19	0
	07/2015		2,557	CAD	3,176	0	(14)
	08/2015	EUR	582	$	652	3	0
HUS	07/2015	COP	4,856,025		1,902	43	0
	07/2015	KRW	775,793		692	0	0
	07/2015	$	153	KRW	170,730	0	(1)
	07/2015		313	MXN	4,815	0	(7)
	07/2015		107	ZAR	1,331	2	0
JPM	07/2015	EUR	938	$	1,044	0	(2)
	07/2015	KRW	771,843		687	0	(2)
	07/2015	$	144	CAD	177	0	(2)
	07/2015		700	EUR	625	1	(4)
	07/2015		241	GBP	156	4	0
	07/2015		2,305	PLN	8,657	0	(5)
	08/2015		1,085	INR	70,489	15	0
	04/2016	BRL	4,580	$	1,400	57	0
MSB	07/2015		4,078		1,314	3	0
	07/2015	$	1,299	BRL	4,078	13	0
NGF	07/2015	MXN	6,097	$	394	7	0
SCX	07/2015	BRL	15,887		5,121	11	0
	07/2015	CAD	2,526		2,040	17	0
	07/2015	$	5,231	BRL	15,887	0	(122)
	07/2015		1,990	MXN	31,021	0	(17)
	08/2015		2,039	CAD	2,526	0	(17)
	09/2015	MXN	31,021	$	1,978	17	0
UAG	07/2015	$	748	EUR	666	3	(8)
	07/2015		5,476	GBP	3,488	4	0
	07/2015		152	MXN	2,348	0	(3)
	07/2015		2,859	NZD	4,194	0	(18)
	08/2015	DKK	27,744	$	4,230	79	0
	08/2015	EUR	1,564		1,752	8	0
	08/2015	GBP	3,488		5,475	0	(4)
	08/2015	NZD	4,194		2,851	18	0
Total Forward Foreign Currency Contracts						$1,292	$(576)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950%	12/15/2015	$3,000	$4	$3
Total Purchased Options							$4	$3

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015	EUR	200	$0	$(1)
BRC	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015		300	(1)	(1)
	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	09/16/2015		400	(1)	(1)
CBK	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	08/19/2015		200	(1)	(1)

84	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2015

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
FBF	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015	EUR	200	$0	$(1)
GST	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.850%	08/19/2015		200	0	(1)
	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	09/16/2015		2,100	(4)	(7)
JPM	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	09/16/2015		200	(1)	(1)
SOG	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.900%	09/16/2015		500	(1)	(1)
							$(9)	$(15)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC EUR versus USD	$	1.150	07/02/2015	EUR	420	$(2)	$0
	Put - OTC EUR versus USD		1.110	07/20/2015		860	(4)	(10)
	Call - OTC EUR versus USD		1.170	07/20/2015		860	(5)	(1)
BRC	Call - OTC EUR versus USD		1.150	07/15/2015		210	(1)	0
FBF	Call - OTC USD versus BRL	BRL	4.000	03/17/2016	$	800	(34)	(13)
UAG	Call - OTC EUR versus USD	$	1.150	07/02/2015	EUR	350	(2)	0
							$(48)	$(24)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
DUB	Cap - OTC CPURNSA Index	236.119	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/01/2016	$200	$0	$0
GLM	Cap - OTC CPALEMU Index	117.93	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	300	0	(12)
JPM	Cap - OTC YOY CPURNSA Index	233.707	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	04/10/2020	(3,900)	0	7
	Floor - OTC YOY CPURNSA Index	233.707	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	04/10/2020	(3,900)	0	8
	Floor - OTC YOY CPURNSA Index	234.81	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	1,100	(13)	(12)
						$(13)	$(9)

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.050%	07/13/2015	$	1,400	$(6)	$0
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.950%	07/13/2015		5,300	(18)	(7)
GLM	Call - OTC 5-Year Interest Rate Swap (Effective 09/16/2010)	3-Month USD-LIBOR	Receive	2.910%	09/14/2015		2,800	(11)	(9)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.400%	07/15/2015		2,200	(8)	(28)
	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.750%	08/20/2015	GBP	400	(4)	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.400%	08/20/2015		400	(3)	(3)
JPM	Call - OTC 5-Year Interest Rate Swap (Effective 09/16/2010)	3-Month USD-LIBOR	Receive	2.910%	09/14/2015	$	1,700	(5)	(5)
	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.900%	09/09/2015	GBP	400	(4)	(3)
								$(59)	$(56)
Total Written Options								$(129)	$(104)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	0	$0	EUR	0	GBP	0	$0
Sales	109	47,779		27,156		1,200	(395)
Closing Buys	(28)	(7,200)		(400)		0	63
Expirations	(24)	(14,600)		(13,936)		0	125
Exercised	(45)	(2,679)		(5,520)		0	69
Balance at End of Period	12	$23,300	EUR	7,300	GBP	1,200	$(138)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	85

Schedule of Investments PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund (Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	1-Year BRL-CDI	13.030%	01/02/2018		BRL	3,900	$(6)	$6	$0	$0
BPS	Pay	1-Year BRL-CDI	13.030%	01/02/2018			1,200	1	(1)	0	0
BRC	Pay	1-Year BRL-CDI	13.030%	01/02/2018			2,800	0	0	0	0
CBK	Pay	1-Month GBP-UKRPI	3.190%	04/15/2030		GBP	400	0	(17)	0	(17)
	Pay	1-Month GBP-UKRPI	3.350%	05/15/2030			300	0	(1)	0	(1)
DUB	Pay	1-Year BRL-CDI	13.030%	01/02/2018		BRL	4,700	(2)	2	0	0
FBF	Pay	1-Month GBP-UKRPI	3.353%	05/15/2030		GBP	100	0	0	0	0
	Pay	1-Month GBP-UKRPI	3.335%	04/15/2035			300	0	(16)	0	(16)
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044			900	(1)	56	55	0
	Pay	1-Year BRL-CDI	13.030%	01/02/2018		BRL	1,900	(2)	2	0	0
GLM	Pay	1-Month GBP-UKRPI	3.140%	01/14/2030		GBP	950	0	(37)	0	(37)
	Pay	1-Month GBP-UKRPI	3.320%	05/15/2030			300	0	(4)	0	(4)
	Pay	1-Month GBP-UKRPI	3.358%	04/15/2035			100	0	(4)	0	(4)
HUS	Pay	1-Year BRL-CDI	13.030%	01/02/2018		BRL	2,400	(3)	3	0	0
	Pay	1-Year BRL-CDI	13.220%	01/02/2018			3,500	0	1	1	0
UAG	Pay	3-Month USD-CPURNSA Index	2.063%	05/12/2025	$		1,300	0	(8)	0	(8)
								$(13)	$(18)	$56	$(87)
Total Swap Agreements								$(13)	$(18)	$56	$(87)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of June 30, 2015:

Counterparty	Financial Derivative Assets				Financial Derivative Liabilities
	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure (3)
BOA	$177	$0	$0	$177	$(131)	$0	$0	$(131)	$46	$0	$46
BPS	63	0	0	63	(11)	(12)	0	(23)	40	(30)	10
BRC	0	0	0	0	(39)	(2)	0	(41)	(41)	0	(41)
CBK	46	3	0	49	(17)	(1)	(18)	(36)	13	0	13
DUB	402	0	0	402	(143)	(7)	0	(150)	252	(420)	(168)
FBF	264	0	55	319	(3)	(14)	(16)	(33)	286	(290)	(4)
GLM	38	0	0	38	(20)	(53)	(45)	(118)	(80)	0	(80)
GST	0	0	0	0	0	(8)	0	(8)	(8)	0	(8)
HUS	45	0	1	46	(8)	0	0	(8)	38	0	38
JPM	77	0	0	77	(15)	(6)	0	(21)	56	0	56
MSB	16	0	0	16	0	0	0	0	16	0	16
NGF	7	0	0	7	0	0	0	0	7	0	7
SCX	45	0	0	45	(156)	0	0	(156)	(111)	0	(111)
SOG	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
UAG	112	0	0	112	(33)	0	(8)	(41)	71	0	71
Total Over the Counter	$1,292	$3	$56	$1,351	$(576)	$(104)	$(87)	$(767)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

86	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2015

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$3	$3
Futures	0	0	0	0	15	15
Swap Agreements	0	0	0	0	11	11
	$0	$0	$0	$0	$29	$29
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,292	$0	$1,292
Purchased Options	0	0	0	0	3	3
Swap Agreements	0	0	0	0	56	56
	$0	$0	$0	$1,292	$59	$1,351
	$0	$0	$0	$1,292	$88	$1,380

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$7	$7
Futures	0	0	0	0	10	10
Swap Agreements	0	7	0	0	102	109
	$0	$7	$0	$0	$119	$126
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$576	$0	$576
Written Options	0	15	0	24	65	104
Swap Agreements	0	0	0	0	87	87
	$0	$15	$0	$600	$152	$767
	$0	$22	$0	$600	$271	$893

The Effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$6	$0	$0	$0	$20	$26
Futures	5	0	0	0	(397)	(392)
Swap Agreements	0	1	0	0	207	208
	$11	$1	$0	$0	$(170)	$(158)
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$609	$0	$609
Purchased Options	0	0	0	0	(36)	(36)
Written Options	0	14	0	34	(52)	(4)
Swap Agreements	0	12	0	4	151	167
	$0	$26	$0	$647	$63	$736
	$11	$27	$0	$647	$(107)	$578

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	87

Schedule of Investments PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	(71)	(71)
Swap Agreements	0	(10)	0	0	157	147
	$0	$(10)	$0	$0	$87	$77
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$693	$0	$693
Purchased Options	0	0	0	0	(1)	(1)
Written Options	0	(6)	0	24	7	25
Swap Agreements	0	0	0	0	(17)	(17)
	$0	$(6)	$0	$717	$(11)	$700
	$0	$(16)	$0	$717	$76	$777

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Australia
Sovereign Issues	$0	$435	$0	$435
Brazil
Sovereign Issues	0	14,437	0	14,437
Canada
Sovereign Issues	0	1,476	0	1,476
Chile
Sovereign Issues	0	2,801	0	2,801
Colombia
Sovereign Issues	0	3,806	0	3,806
Denmark
Sovereign Issues	0	4,270	0	4,270
France
Sovereign Issues	0	10,096	0	10,096
Germany
Sovereign Issues	0	173	0	173
India
Corporate Bonds & Notes	0	1,308	0	1,308
Italy
Sovereign Issues	0	13,280	0	13,280
Japan
Sovereign Issues	0	7,174	0	7,174
Mexico
Sovereign Issues	0	8,405	0	8,405
New Zealand
Sovereign Issues	0	2,996	0	2,996
Slovenia
Sovereign Issues	0	236	0	236
South Africa
Sovereign Issues	0	3,908	0	3,908

88	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2015

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
South Korea
Sovereign Issues	$0	$1,410	$0	$1,410
Spain
Sovereign Issues	0	1,678	0	1,678
Sweden
Sovereign Issues	0	464	0	464
Turkey
Sovereign Issues	0	3,970	0	3,970
United Kingdom
Sovereign Issues	0	9,806	0	9,806
United States
U.S. Government Agencies	0	1,300	0	1,300
U.S. Treasury Obligations	0	48,693	0	48,693
Total Investments	$0	$142,122	$0	$142,122

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	18	11	0	29
Over the counter	0	1,351	0	1,351
	$18	$1,362	$0	$1,380

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(10)	(116)	0	(126)
Over the counter	(5)	(762)	0	(767)
	$(15)	$(878)	$0	$(893)
Totals	$3	$142,606	$0	$142,609

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	89

Schedule of Investments PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 100.5%

MUNICIPAL BONDS & NOTES 94.6%

ALABAMA 0.8%

University of Alabama Revenue Bonds, Series 2012
5.000% due 07/01/2025	$1,610	$1,877

ARIZONA 3.2%

Arizona State University Revenue Notes, Series 2008
5.250% due 07/01/2016	400	419

Arizona Water Infrastructure Finance Authority Revenue Bonds, Series 2009
4.250% due 10/01/2019	730	818

Arizona Water Infrastructure Finance Authority Revenue Bonds, Series 2012
5.000% due 10/01/2022	1,350	1,620

Arizona Water Infrastructure Finance Authority Revenue Bonds, Series 2014
5.000% due 10/01/2026	1,250	1,504

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2014
5.000% due 07/01/2027	2,500	2,952

		7,313

ARKANSAS 0.2%

University of Arkansas Revenue Bonds, Series 2012
5.000% due 05/01/2026	320	372

CALIFORNIA 11.5%

Bay Area Toll Authority, California Revenue Bonds, Series 2007
0.770% due 04/01/2047	1,000	996

California Health Facilities Financing Authority Revenue Bonds, Series 2009
6.000% due 07/01/2039	1,000	1,138

California State Department of Water Resources Power Supply Revenue Notes, Series 2010
5.000% due 05/01/2018	500	557
5.000% due 05/01/2019	1,040	1,190

California State General Obligation Bonds, Series 2009
5.000% due 07/01/2020	500	575

California State General Obligation Notes, Series 2009
5.000% due 07/01/2018	500	560

California State General Obligation Notes, Series 2010
5.000% due 11/01/2019	500	578

California State General Obligation Notes, Series 2013
5.000% due 09/01/2021	3,000	3,555

Irvine Ranch Water District, California Special Assessment Bonds, Series 2009
0.010% due 10/01/2041	900	900

Los Angeles Department of Airports, California Revenue Bonds, Series 2012
5.000% due 05/15/2029	250	289

Los Angeles Unified School District, California Certificates of Participation Notes, Series 2010
5.000% due 12/01/2017	1,500	1,644

Los Angeles, California Wastewater System Revenue Bonds, Series 2015
5.000% due 06/01/2029	1,350	1,593

Metropolitan Water District of Southern California Revenue Bonds, Series 2012
5.000% due 10/01/2026	2,000	2,354

Metropolitan Water District of Southern California Revenue Notes, Series 2012
5.000% due 07/01/2022	510	612

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Mount San Antonio Community College District, California General Obligation Bonds, (NPFGC Insured), Series 2005
0.000% due 08/01/2016 (b)	$1,000	$995

Orange County, California Airport Revenue Notes, Series 2009
4.000% due 07/01/2018	500	541

Pleasanton Unified School District, California Certificates of Participation Notes, (AGM Insured), Series 2010
3.500% due 08/01/2015	450	451

Regents of the University of California Medical Center Pooled Revenue Notes, Series 2010
5.000% due 05/15/2018	500	558

Sacramento Municipal Utility District, California Revenue Bonds, Series 2013
5.000% due 08/15/2029	1,000	1,148

San Diego County, California Regional Airport Authority Revenue Notes, Series 2010
4.000% due 07/01/2016	720	744

San Francisco, California City & County Airports Commission Revenue Notes, Series 2010
5.000% due 05/01/2017	1,000	1,079

San Francisco, California City & County General Obligation Notes, Series 2011
5.000% due 06/15/2021	370	440

San Jose, California Hotel Tax Revenue Notes, Series 2011
5.000% due 05/01/2017	1,115	1,198

San Juan Unified School District, California General Obligation Bonds, (AGM Insured), Series 2001
0.000% due 08/01/2017 (b)	750	734

Southern California Public Power Authority Revenue Bonds, Series 2007
5.250% due 11/01/2020	575	652

University of California Revenue Bonds, Series 2009
5.000% due 05/15/2020	1,000	1,144

		26,225

COLORADO 0.1%

Denver, Colorado Airport System City & County Revenue Bonds, (FGIC Insured), Series 2006
4.000% due 11/15/2016	265	277

DISTRICT OF COLUMBIA 0.5%

District of Columbia Revenue Bonds, Series 2010
5.000% due 12/01/2024	1,000	1,151

FLORIDA 5.0%

Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2023	1,000	1,167

Citizens Property Insurance Corp., Florida Revenue Notes, Series 2010
5.000% due 06/01/2016	750	780

Citizens Property Insurance Corp., Florida Revenue Notes, Series 2011
5.000% due 06/01/2019	1,000	1,125

Florida Municipal Power Agency Revenue Notes, Series 2009
5.000% due 10/01/2015	250	253

Inland Protection Financing Corp., Florida Revenue Notes, Series 2010
5.000% due 07/01/2016	500	523

Jacksonville, Florida Revenue Notes, Series 2012
5.000% due 10/01/2021	1,000	1,172

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

JEA Water & Sewer System, Florida Revenue Bonds, Series 2012
5.000% due 10/01/2025	$1,500	$1,734

Miami-Dade County, Florida General Obligation Notes, Series 2011
3.000% due 07/01/2017	1,375	1,434

Miami-Dade County, Florida Transit System Sales Surtax Revenue Notes, Series 2010
4.000% due 07/01/2016	1,000	1,035

Orange County, Florida Health Facilities Authority Revenue Notes, Series 2009
5.000% due 10/01/2015	250	253

Orlando Utilities Commission, Florida Revenue Notes, Series 2010
5.000% due 10/01/2017	250	273

Palm Beach County, Florida Revenue Bonds, Series 2012
5.000% due 06/01/2023	1,300	1,545

		11,294

GEORGIA 0.7%

Atlanta Department of Aviation, Georgia Revenue Bonds, Series 2012
5.000% due 01/01/2025	500	581

Marietta, Georgia General Obligation Notes, Series 2009
5.000% due 02/01/2018	250	274

Municipal Electric Authority of Georgia Revenue Notes, Series 2010
4.000% due 01/01/2018	350	375

Municipal Electric Authority of Georgia Revenue Notes, Series 2011
5.000% due 01/01/2020	250	287

		1,517

GUAM 0.4%

Guam Government Waterworks Authority Revenue Notes, Series 2014
5.000% due 07/01/2023	770	880

HAWAII 1.0%

Honolulu, Hawaii City & County General Obligation Bonds, Series 2015
5.000% due 10/01/2030	2,000	2,352

ILLINOIS 6.0%

Chicago, Illinois General Obligation Bonds, Series 2002
5.000% due 01/01/2018	1,200	1,239

Chicago, Illinois Midway International Airport Revenue Bonds, Series 2014
5.000% due 01/01/2035	6,500	6,974

Chicago, Illinois Wastewater Transmission Revenue Bonds, (NPFGC Insured), Series 2001
5.500% due 01/01/2017	1,000	1,058
5.500% due 01/01/2018	1,000	1,089

Chicago, Illinois Waterworks Revenue Notes, Series 2012
5.000% due 11/01/2020	1,000	1,108

Illinois Finance Authority Revenue Notes, Series 2009
5.000% due 08/15/2015	375	377

Illinois State Revenue Notes, Series 2009
4.500% due 06/15/2016	500	519

Illinois State Revenue Notes, Series 2010
5.000% due 06/15/2016	750	781

90	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2010
5.125% due 06/01/2019	$500	$556

		13,701

INDIANA 1.5%

Indiana Finance Authority Revenue Bonds, (FGIC Insured), Series 2007
5.000% due 12/01/2017	300	318

Indiana Finance Authority Revenue Notes, Series 2010
4.000% due 11/01/2016	500	523
5.000% due 02/01/2018	500	552

Indiana University Revenue Notes, Series 2012
5.000% due 06/01/2021	1,000	1,182

Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 01/01/2016	300	307

Vincennes University, Indiana Revenue Notes, Series 2010
4.000% due 06/01/2016	500	516

		3,398

IOWA 0.2%

Iowa Higher Education Loan Authority Revenue Notes, Series 2010
4.000% due 12/01/2016	500	524

KANSAS 0.2%

Kansas Development Finance Authority Revenue Notes, Series 2010
5.000% due 11/01/2017	500	546

KENTUCKY 0.5%

Kentucky Turnpike Authority Revenue Notes, Series 2010
5.000% due 07/01/2016	1,000	1,046

MARYLAND 0.0%

Baltimore, Maryland Revenue Bonds, Series 2011
5.000% due 07/01/2021	60	71

MASSACHUSETTS 3.5%

Massachusetts Bay Transportation Authority Revenue Bonds, Series 2006
5.500% due 07/01/2017	500	548

Massachusetts Development Finance Agency Revenue Notes, Series 2010
4.000% due 10/01/2016	850	886

Massachusetts Development Finance Agency Revenue Notes, Series 2012
4.000% due 10/01/2015	500	504
5.000% due 10/01/2016	600	631

Massachusetts Development Finance Agency Revenue Notes, Series 2014
1.500% due 08/01/2019	1,000	1,002

Massachusetts School Building Authority Revenue Bonds, Series 2012
5.000% due 08/15/2022	1,175	1,406

Massachusetts State College Building Authority Revenue Bonds, Series 2012
5.000% due 05/01/2026	2,000	2,329

Taunton, Massachusetts General Obligation Notes, Series 2009
5.000% due 12/01/2018	510	577

		7,883

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
MICHIGAN 1.4%

Michigan Finance Authority Revenue Notes, Series 2012
5.000% due 07/01/2017	$1,000	$1,085

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
1.500% due 11/15/2047	2,000	2,022

		3,107

MINNESOTA 0.5%

Rochester, Minnesota Revenue Bonds, Series 2011
4.000% due 11/15/2030	1,000	1,089

MISSOURI 1.1%

Missouri Development Finance Board Revenue Notes, Series 2012
5.000% due 12/01/2020	1,335	1,537

Missouri State Health & Educational Facilities Authority Revenue Notes, Series 2010
5.000% due 11/15/2017	1,000	1,088

		2,625

NEVADA 1.7%

Clark Department of Aviation, Nevada Revenue Notes, Series 2014
5.000% due 07/01/2018	2,000	2,217

Las Vegas Valley Water District, Nevada General Obligation Bonds, Series 2015
5.000% due 06/01/2034	1,500	1,689

		3,906

NEW HAMPSHIRE 0.7%

Merrimack County, New Hampshire General Obligation Bonds, Series 2012
5.000% due 12/01/2022	1,115	1,324

New Hampshire Health & Education Facilities Authority Act Revenue Notes, Series 2009
5.000% due 07/01/2016	250	261

		1,585

NEW JERSEY 1.9%

New Jersey Economic Development Authority Revenue Bonds, (NPFGC Insured), Series 2005
5.250% due 09/01/2016	1,000	1,008

New Jersey Economic Development Authority Revenue Bonds, Series 2012
5.000% due 06/15/2023	1,000	1,102

New Jersey Economic Development Authority Revenue Notes, Series 2011
5.000% due 09/01/2018	2,000	2,149

		4,259

NEW MEXICO 0.2%

New Mexico State Severance Tax Permanent Fund Revenue Notes, Series 2010
5.000% due 07/01/2017	500	542

NEW YORK 15.7%

Erie County, New York Industrial Development Agency Revenue Bonds, Series 2012
5.000% due 05/01/2022	1,000	1,172

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2005
5.000% due 11/15/2019	500	574

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2014
5.000% due 11/15/2029	$3,000	$3,421

New York City, New York General Obligation Bonds, Series 2012
5.000% due 08/01/2023	4,000	4,732

New York City, New York General Obligation Notes, Series 2011
5.000% due 08/01/2017	980	1,064

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2014
5.000% due 08/01/2031	5,000	5,704

New York City, New York Water & Sewer System Revenue Notes, Series 2009
5.000% due 06/15/2017	895	970

New York State Dormitory Authority Revenue Bonds, (FGIC Insured), Series 2005
5.000% due 07/01/2016	370	371

New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 05/01/2022	2,000	2,311

New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2025	405	476

New York State Dormitory Authority Revenue Notes, Series 2008
5.000% due 07/01/2017	2,000	2,165

New York State Dormitory Authority Revenue Notes, Series 2011
4.000% due 07/01/2018	815	882

New York State Dormitory Authority Revenue Notes, Series 2012
5.000% due 12/15/2019	1,450	1,676

New York State Thruway Authority Revenue Notes, Series 2013
5.000% due 05/01/2019	2,000	2,260

New York State Urban Development Corp. Revenue Notes, Series 2010
5.000% due 03/15/2018	500	553

Syracuse Industrial Development Agency, New York Revenue Notes, Series 2010
4.000% due 05/01/2017	500	530

Tompkins County, New York Development Corp. Revenue Notes, Series 2013
5.000% due 07/01/2019	1,090	1,191

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2025	2,000	2,347

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2027	2,075	2,415
5.000% due 11/15/2028	825	954

		35,768

NORTH CAROLINA 2.6%

Mecklenburg County, North Carolina Certificates of Participation Notes, Series 2009
5.000% due 02/01/2019	300	337

North Carolina Medical Care Commission Revenue Bonds, Series 2012
5.000% due 06/01/2023	1,665	1,918
5.000% due 10/01/2027	1,100	1,247

North Carolina State Revenue Bonds, Series 2011
5.000% due 11/01/2022	1,500	1,765

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	91

Schedule of Investments PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Union County, North Carolina Certificates of Participation Bonds, (AMBAC Insured), Series 2006
5.000% due 06/01/2022	$360	$375

University of North Carolina at Greensboro Revenue Bonds, Series 2014
5.000% due 04/01/2026	250	293

		5,935

OHIO 8.3%

American Municipal Power, Inc., Ohio Revenue Notes, Series 2009
5.000% due 02/15/2017	500	532

American Municipal Power, Inc., Ohio Revenue Notes, Series 2012
5.000% due 02/15/2022	800	930

Cleveland Department of Public Utilities Division of Water, Ohio Revenue Bonds, Series 2012
5.000% due 01/01/2026	1,000	1,155

Cuyahoga County, Ohio Certificates of Participation Bonds, Series 2014
5.000% due 12/01/2025	3,000	3,471

Kent State University, Ohio Revenue Notes, Series 2012
5.000% due 05/01/2017	640	688

Ohio State General Obligation Bonds, Series 2011
5.000% due 08/01/2022	3,000	3,577

Ohio State General Obligation Notes, Series 2012
5.000% due 09/15/2020	1,000	1,173

Ohio State Turnpike Commission Revenue Bonds, (FGIC Insured), Series 1998
5.500% due 02/15/2016	1,000	1,032
5.500% due 02/15/2017	225	242

Ohio State Water Development Authority Revenue Bonds, Series 2005
4.000% due 01/01/2034	3,500	3,505

Ohio State Water Development Authority Revenue Notes, Series 2011
5.000% due 06/01/2017	1,005	1,087

University of Cincinnati, Ohio Revenue Bonds, Series 2012
5.000% due 06/01/2024	1,250	1,459

		18,851

OREGON 2.9%

Oregon State Facilities Authority Revenue Notes, Series 2010
5.000% due 10/01/2017	500	543

Oregon State General Obligation Bonds, Series 2015
5.000% due 08/01/2028	5,080	6,094

		6,637

PENNSYLVANIA 5.4%

Allegheny County, Pennsylvania Higher Education Building Authority Revenue Bonds, Series 2012
5.000% due 03/01/2024	500	585

Allegheny County, Pennsylvania Hospital Development Authority Revenue Notes, Series 2010
5.000% due 05/15/2017	500	539

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Delaware River Port Authority, Pennsylvania Revenue Bonds, Series 2012
5.000% due 01/01/2023	$900	$1,014

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2011
5.250% due 06/15/2023	2,500	2,921

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 08/15/2029	340	391
5.000% due 08/15/2031	300	342
5.000% due 08/15/2033	1,000	1,129

Pennsylvania Higher Educational Facilities Authority Revenue Notes, (NPFGC Insured), Series 2006
5.000% due 04/01/2016	250	258

Pennsylvania Turnpike Commission Revenue Notes, Series 2014
0.950% due 12/01/2020	4,500	4,476

Southeastern Pennsylvania Transportation Authority Revenue Notes, Series 2010
5.000% due 03/01/2018	500	550

		12,205

RHODE ISLAND 3.4%

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2035	7,500	7,778

TENNESSEE 0.9%

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2021	870	969
5.250% due 09/01/2026	1,000	1,135

		2,104

TEXAS 10.3%

Barbers Hill Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2012
4.000% due 02/15/2023	1,225	1,359

Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2012
5.000% due 10/01/2023	1,000	1,189

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2014
0.650% due 12/01/2042	7,000	6,931

La Joya Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2012
5.000% due 02/15/2027	1,000	1,154

North Central Texas Health Facility Development Corp. Revenue Notes, Series 2012
5.000% due 08/15/2020	1,000	1,161

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2010
1.200% due 08/01/2040	980	983

Pflugerville Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2012
5.000% due 02/15/2024	1,165	1,375

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

San Antonio Public Facilities Corp., Texas Revenue Bonds, Series 2012
5.000% due 09/15/2025	$1,000	$1,155

San Antonio, Texas Water System Revenue Bonds, Series 2012
5.000% due 05/15/2023	1,500	1,772

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2012
5.000% due 12/15/2026	3,000	3,322

Texas Municipal Gas Acquisition & Supply Corp. Revenue Notes, Series 2008
5.625% due 12/15/2017	1,440	1,533

Texas State General Obligation Notes, Series 2010
4.000% due 12/01/2015	810	822

University of Texas System Revenue Bonds, Series 2010
5.000% due 08/15/2022	500	596

		23,352

WASHINGTON 1.8%

Pierce County, Washington School District No. 10 Tacoma General Obligation Bonds, Series 2012
5.000% due 12/01/2024	1,000	1,222

Seattle, Washington Solid Waste Revenue Notes, Series 2014
5.000% due 05/01/2024	545	656

Washington State Revenue Bonds, Series 2012
5.000% due 09/01/2023	2,000	2,336

		4,214

WISCONSIN 0.5%

Wisconsin State Clean Water Fund Leveraged Loan Portfolio Revenue Bonds, Series 2012
5.000% due 06/01/2023	1,000	1,204

Total Municipal Bonds & Notes (Cost $211,986)		215,588

SHORT-TERM INSTRUMENTS 5.9%

REPURCHASE AGREEMENTS (c) 0.1%
		227

U.S. TREASURY BILLS 5.8%
0.020% due 09/17/2015 - 11/12/2015 (a)	13,149	13,149

Total Short-Term Instruments (Cost $13,375)		13,376

Total Investments in Securities (Cost $225,361)		228,964

Total Investments 100.5% (Cost $225,361)		$228,964

Financial Derivative Instruments (d) 0.0% (Cost or Premiums, net $0)		8

Other Assets and Liabilities, net (0.5%)		(1,244)

Net Assets 100.0%		$227,728

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon bond.

92	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$227	Fannie Mae 2.200% due 10/17/2022	$(235)	$227	$227
Total Repurchase Agreements						$(235)	$227	$227

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of June 30, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$227	$0	$0	$0	$227	$(235)	$(8)
Total Borrowings and Other Financing Transactions	$227	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note September Futures	Short	09/2015	251	$35	$8	$0
Total Futures Contracts				$35	$8	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

Cash of $453 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$8	$0	$8	$0	$0	$0	$0

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared Futures	$0	$0	$0	$0	$8	$8

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	93

Schedule of Investments PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (Cont.)

June 30, 2015

The Effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared Futures	$0	$0	$0	$0	$35	$35

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$1,877	$0	$1,877
Arizona	0	7,313	0	7,313
Arkansas	0	372	0	372
California	0	26,225	0	26,225
Colorado	0	277	0	277
District of Columbia	0	1,151	0	1,151
Florida	0	11,294	0	11,294
Georgia	0	1,517	0	1,517
Guam	0	880	0	880
Hawaii	0	2,352	0	2,352
Illinois	0	13,701	0	13,701
Indiana	0	3,398	0	3,398
Iowa	0	524	0	524
Kansas	0	546	0	546
Kentucky	0	1,046	0	1,046
Maryland	0	71	0	71
Massachusetts	0	7,883	0	7,883
Michigan	0	3,107	0	3,107
Minnesota	0	1,089	0	1,089
Missouri	0	2,625	0	2,625
Nevada	0	3,906	0	3,906
New Hampshire	0	1,585	0	1,585
New Jersey	0	4,259	0	4,259
New Mexico	0	542	0	542
New York	0	35,768	0	35,768
North Carolina	0	5,935	0	5,935
Ohio	0	18,851	0	18,851
Oregon	0	6,637	0	6,637
Pennsylvania	0	12,205	0	12,205
Rhode Island	0	7,778	0	7,778
Tennessee	0	2,104	0	2,104
Texas	0	23,352	0	23,352
Washington	0	4,214	0	4,214
Wisconsin	0	1,204	0	1,204
Short-Term Instruments
Repurchase Agreements	0	227	0	227
U.S. Treasury Bills	0	13,149	0	13,149
Total Investments	$0	$228,964	$0	$228,964

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$8	$0	$0	$8
Totals	$8	$228,964	$0	$228,972

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

94	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Active Exchange-Traded Fund

June 30, 2015

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 113.0%

BANK LOAN OBLIGATIONS 0.8%

Chrysler Group LLC
3.500% due 05/24/2017		$696	$696

Community Health Systems, Inc.
3.534% due 12/31/2018		698	699

Total Bank Loan Obligations (Cost $1,396)			1,395

CORPORATE BONDS & NOTES 78.9%

BANKING & FINANCE 31.6%

Abbey National Treasury Services PLC
2.350% due 09/10/2019		1,000	1,000

Ally Financial, Inc.
3.125% due 01/15/2016		1,400	1,407

American Tower Corp.
2.800% due 06/01/2020 (d)		1,500	1,479

Banco Bradesco S.A.
4.500% due 01/12/2017		200	209

Banco del Estado de Chile
2.000% due 11/09/2017		800	806

Banco Santander Brasil S.A.
4.250% due 01/14/2016		1,500	1,522

Banco Santander Chile
3.750% due 09/22/2015		200	201

Bank of America Corp.
6.500% due 08/01/2016		300	317

Bank of America N.A.
1.750% due 06/05/2018		300	299

Bank of Tokyo-Mitsubishi UFJ Ltd.
3.103% due 03/20/2018	AUD	1,000	774

BBVA Bancomer S.A.
4.500% due 03/10/2016		$1,200	1,228

BOC Aviation Pte Ltd.
2.875% due 10/10/2017		215	218

BOC Aviation Pte. Ltd.
3.875% due 05/09/2019		900	928

BPCE S.A.
0.913% due 06/17/2017 (d)		1,250	1,251

Cantor Fitzgerald LP
6.500% due 06/17/2022		400	413

CIT Group, Inc.
3.875% due 02/19/2019		500	497
5.500% due 02/15/2019		600	627
6.625% due 04/01/2018		700	751

Credit Agricole S.A.
0.833% due 06/12/2017		1,000	1,000
1.252% due 06/10/2020		500	500

DBS Bank Ltd.
0.885% due 07/15/2021		105	104

DBS Group Holdings Ltd.
0.776% due 07/16/2019		1,000	1,001

Denali Borrower LLC
5.625% due 10/15/2020		850	896

Eksportfinans ASA
2.000% due 09/15/2015		200	200
2.375% due 05/25/2016		900	902
5.500% due 05/25/2016		600	618

Erste Europaische Pfandbrief und Kommunalkreditbank AG S.A.
0.132% due 03/20/2017		100	98
5.125% due 01/21/2016		150	153

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

First Horizon National Corp.
5.375% due 12/15/2015	$1,500	$1,523

Ford Motor Credit Co. LLC
1.500% due 01/17/2017 (d)	2,400	2,398

General Motors Financial Co., Inc.
1.631% due 04/10/2018	800	807
1.835% due 01/15/2020	250	250
3.250% due 05/15/2018	250	256
4.750% due 08/15/2017	1,625	1,716

Goldman Sachs Group, Inc.
1.478% due 04/30/2018	500	506
1.884% due 11/29/2023 (d)	2,825	2,877

Hana Bank
1.375% due 02/05/2016	1,000	1,002

HBOS PLC
0.979% due 09/06/2017	1,000	999
0.982% due 09/30/2016	400	400

HSBC Finance Corp.
0.713% due 06/01/2016 (d)	2,000	1,997

Hutchison Whampoa International Ltd.
1.625% due 10/31/2017	1,200	1,197
2.000% due 11/08/2017	1,000	1,006

Hyundai Capital Services, Inc.
1.086% due 03/18/2017	1,000	1,003

International Lease Finance Corp.
5.750% due 05/15/2016	300	308
8.625% due 09/15/2015	1,000	1,014
8.750% due 03/15/2017	500	548

Intesa Sanpaolo SpA
3.625% due 08/12/2015	1,000	1,002

Jackson National Life Global Funding
1.250% due 02/21/2017	200	200

JPMorgan Chase & Co.
1.232% due 01/23/2020	1,000	1,010

Kilroy Realty LP
5.000% due 11/03/2015	500	506

Korea Exchange Bank
3.125% due 06/26/2017	700	719

LeasePlan Corp. NV
2.500% due 05/16/2018 (d)	1,700	1,703

Macquarie Bank Ltd.
4.875% due 06/10/2025	1,300	1,280
5.000% due 02/22/2017	1,722	1,819

Macquarie Group Ltd.
3.000% due 12/03/2018	250	255

Navient Corp.
8.450% due 06/15/2018	700	780

Piper Jaffray Cos.
3.282% due 05/31/2017	250	250
4.782% due 11/30/2015	1,100	1,103

RCI Banque S.A.
4.600% due 04/12/2016	200	205

Regions Bank
7.500% due 05/15/2018	250	287

Shinhan Bank
4.375% due 09/15/2015	1,000	1,007
4.375% due 07/27/2017	200	211

Springleaf Finance Corp.
6.900% due 12/15/2017	600	637

Synchrony Financial
1.509% due 02/03/2020 (d)	1,200	1,207
1.875% due 08/15/2017	800	800

U.S. Bank N.A.
2.282% due 04/29/2020	250	251

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Weyerhaeuser Co.
6.950% due 08/01/2017	$1,000	$1,101

		55,539

INDUSTRIALS 36.4%

AbbVie, Inc.
3.200% due 11/06/2022 (d)	1,600	1,585

Actavis Funding SCS
1.543% due 03/12/2020	700	709

Actavis, Inc.
1.875% due 10/01/2017	500	501

Amgen, Inc.
2.125% due 05/15/2017	200	203

Anglo American Capital PLC
1.225% due 04/15/2016	200	200

Anheuser-Busch InBev Finance, Inc.
0.800% due 01/15/2016	100	100

Asciano Finance Ltd.
4.625% due 09/23/2020	400	424
5.000% due 04/07/2018	600	643

BAT International Finance PLC
2.750% due 06/15/2020	1,200	1,209

Becton Dickinson and Co.
1.800% due 12/15/2017	400	400

Boston Scientific Corp.
3.375% due 05/15/2022 (d)	1,300	1,274

Cisco Systems, Inc.
0.783% due 03/01/2019	100	100

ConocoPhillips Co.
1.176% due 05/15/2022	800	807

Continental Airlines Pass-Through Trust
7.250% due 05/10/2021	561	649
9.000% due 01/08/2018	143	153

Cox Communications, Inc.
5.875% due 12/01/2016	1,028	1,091

Crown Castle Towers LLC
3.222% due 05/15/2042	800	787

Daimler Finance North America LLC
2.400% due 04/10/2017	200	204

Devon Energy Corp.
0.826% due 12/15/2016	1,000	989

DISH DBS Corp.
4.250% due 04/01/2018	200	204
7.125% due 02/01/2016	1,300	1,336

Dominion Gas Holdings LLC
2.500% due 12/15/2019	200	202

Enbridge, Inc.
0.734% due 06/02/2017 (d)	1,200	1,186

Energy Transfer Partners LP
9.000% due 04/15/2019 (d)	1,000	1,200

Enterprise Products Operating LLC
1.250% due 08/13/2015	1,000	1,000

Express Scripts Holding Co.
2.250% due 06/15/2019	500	496

Forest Laboratories LLC
4.375% due 02/01/2019	750	794

Freeport-McMoRan, Inc.
2.300% due 11/14/2017	200	200

Georgia-Pacific LLC
2.539% due 11/15/2019	400	400

HCA, Inc.
6.500% due 02/15/2016	300	310

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	95

Schedule of Investments PIMCO Low Duration Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Heathrow Funding Ltd.
4.875% due 07/15/2023 (d)	$1,250	$1,371

HJ Heinz Co.
2.000% due 07/02/2018 (a)	700	700

Humana, Inc.
2.625% due 10/01/2019	500	503

Imperial Tobacco Finance PLC
2.050% due 02/11/2018	1,400	1,394

Kansas City Southern de Mexico S.A. de C.V.
0.979% due 10/28/2016	700	697

Kia Motors Corp.
3.625% due 06/14/2016	1,140	1,165

Kinder Morgan Energy Partners LP
5.000% due 10/01/2021	100	106
6.000% due 02/01/2017	1,000	1,065

Kinder Morgan, Inc.
4.300% due 06/01/2025	100	97

KLA-Tencor Corp.
3.375% due 11/01/2019	100	103

Korea National Oil Corp.
3.125% due 04/03/2017	2,000	2,053

Lafarge S.A.
6.200% due 07/09/2015	331	331

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	850	843

Life Technologies Corp.
3.500% due 01/15/2016	100	101

Lowe’s Cos., Inc.
0.702% due 09/10/2019	1,000	1,002

LyondellBasell Industries NV
5.000% due 04/15/2019	500	542

Marathon Oil Corp.
2.700% due 06/01/2020	200	198

Masco Corp.
6.125% due 10/03/2016	1,000	1,058

Medtronic, Inc.
2.500% due 03/15/2020	900	901

MGM Resorts International
6.625% due 07/15/2015	1,500	1,502

Mylan, Inc.
1.800% due 06/24/2016	1,700	1,701

Nissan Motor Acceptance Corp.
0.833% due 03/03/2017	1,000	1,004

Noble Holding International Ltd.
3.050% due 03/01/2016	1,000	1,007

Penerbangan Malaysia Bhd.
5.625% due 03/15/2016	1,000	1,030

Penske Truck Leasing Co. LP
2.500% due 03/15/2016	100	101

Philip Morris International, Inc.
1.625% due 03/20/2017	200	202
3.250% due 11/10/2024	200	197

Pioneer Natural Resources Co.
6.875% due 05/01/2018	700	786

QUALCOMM, Inc.
3.000% due 05/20/2022	600	597

Reynolds American, Inc.
1.050% due 10/30/2015 (d)	1,100	1,096
4.000% due 06/12/2022	500	511
7.750% due 06/01/2018	200	231

SABIC Capital BV
3.000% due 11/02/2015	200	201

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Sabine Pass LNG LP
7.500% due 11/30/2016	$1,150	$1,216

SABMiller Holdings, Inc.
2.450% due 01/15/2017	700	711

Scripps Networks Interactive, Inc.
3.500% due 06/15/2022	500	492

Siemens Financieringsmaatschappij NV
2.900% due 05/27/2022	250	247

Sinopec Group Overseas Development Ltd.
2.750% due 05/17/2017	200	204

SK Broadband Co. Ltd.
2.875% due 10/29/2018	250	255

SK Telecom Co. Ltd.
2.125% due 05/01/2018	1,200	1,212

Sky PLC
2.625% due 09/16/2019	500	497

Southwestern Energy Co.
4.050% due 01/23/2020	1,000	1,028
7.500% due 02/01/2018	100	112

Telefonica Emisiones S.A.U.
3.992% due 02/16/2016	935	951
6.221% due 07/03/2017	400	435
6.421% due 06/20/2016	1,000	1,046

Thermo Fisher Scientific, Inc.
3.300% due 02/15/2022	800	791

Toll Brothers Finance Corp.
8.910% due 10/15/2017	500	570

Transocean, Inc.
4.950% due 11/15/2015	781	792

Tyson Foods, Inc.
2.650% due 08/15/2019	500	503

UAL Pass-Through Trust
10.400% due 05/01/2018	251	273

USG Corp.
6.300% due 11/15/2016	700	736
9.750% due 01/15/2018	595	680

Valeant Pharmaceuticals International, Inc.
5.375% due 03/15/2020	700	725

Walgreens Boots Alliance, Inc.
0.726% due 05/18/2016	700	700

Weatherford International Ltd.
5.500% due 02/15/2016	1,500	1,532

Williams Partners LP
3.600% due 03/15/2022	200	194

Woodside Finance Ltd.
3.650% due 03/05/2025	100	96
8.750% due 03/01/2019	1,000	1,209

Woolworths Ltd.
4.000% due 09/22/2020	1,000	1,062

Wyndham Worldwide Corp.
2.950% due 03/01/2017	1,000	1,015

Wynn Las Vegas LLC
5.500% due 03/01/2025	100	96

Wynn Macau Ltd.
5.250% due 10/15/2021	200	190

ZF North America Capital, Inc.
4.000% due 04/29/2020	700	702

		64,024

UTILITIES 10.9%

AES Corp.
3.283% due 06/01/2019	1,000	1,002

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

AT&T, Inc.
3.000% due 06/30/2022 (d)	$2,100	$2,029

BG Energy Capital PLC
6.500% due 11/30/2072	1,200	1,288

British Telecommunications PLC
1.250% due 02/14/2017	200	200

Enable Midstream Partners LP
2.400% due 05/15/2019	200	193

FirstEnergy Corp.
2.750% due 03/15/2018	1,250	1,269

Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018	200	217

Korea Hydro & Nuclear Power Co. Ltd.
2.875% due 10/02/2018	1,110	1,139

Korea Western Power Co. Ltd.
3.125% due 05/10/2017	200	205

KT Corp.
1.750% due 04/22/2017	1,000	1,000
3.875% due 01/20/2017	265	274

Orange S.A.
2.750% due 09/14/2016 (d)	1,200	1,222
2.750% due 02/06/2019	100	101

Petrobras Global Finance BV
2.643% due 03/17/2017	1,700	1,669
3.250% due 03/17/2017	150	148

Petroleos Mexicanos
5.750% due 03/01/2018	950	1,036

Plains All American Pipeline LP
2.600% due 12/15/2019	400	398

Sinopec Group Overseas Development Ltd.
1.051% due 04/10/2017	900	900
1.191% due 04/10/2019	200	200

Sprint Communications, Inc.
6.000% due 12/01/2016	1,400	1,453

Telecom Italia Capital S.A.
5.250% due 10/01/2015	100	101

Telstra Corp. Ltd.
3.125% due 04/07/2025	500	489

Verizon Communications, Inc.
2.036% due 09/14/2018 (d)	2,347	2,430
2.500% due 09/15/2016	137	139

		19,102

Total Corporate Bonds & Notes (Cost $139,021)		138,665

MUNICIPAL BONDS & NOTES 0.3%

CALIFORNIA 0.3%

California Earthquake Authority Revenue Notes, Series 2014
2.805% due 07/01/2019	500	513

Total Municipal Bonds & Notes (Cost $500)		513

U.S. GOVERNMENT AGENCIES 0.8%

Freddie Mac
2.000% due 08/25/2016	1,375	1,400

Total U.S. Government Agencies (Cost $1,399)		1,400

MORTGAGE-BACKED SECURITIES 6.9%

Banc of America Commercial Mortgage Trust
5.617% due 07/10/2046	116	120

96	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2015

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

BCAP LLC Trust
0.345% due 03/26/2037		$124	$122

Bear Stearns Adjustable Rate Mortgage Trust
2.354% due 02/25/2033		3	3

Carefree Portfolio Trust
1.506% due 11/15/2019		1,000	1,005

Citigroup Mortgage Loan Trust, Inc.
2.523% due 11/25/2038		77	77

Commercial Mortgage Trust
1.088% due 06/11/2027		1,300	1,300

Credit Suisse Mortgage Capital Certificates
2.580% due 09/27/2036		75	76

DBUBS Mortgage Trust
3.742% due 11/10/2046		662	670

Eurosail PLC
0.871% due 06/13/2045	GBP	352	548

First Horizon Mortgage Pass-Through Trust
2.565% due 09/25/2033		$100	100

Granite Mortgages PLC
0.561% due 09/20/2044		140	140

GS Mortgage Securities Trust
5.560% due 11/10/2039		722	749

GSR Mortgage Loan Trust
2.503% due 08/25/2033		783	782
2.703% due 09/25/2035		82	83

Jefferies Resecuritization Trust
3.970% due 07/26/2037		11	11

JPMorgan Chase Commercial Mortgage Securities Trust
1.166% due 07/15/2031		1,500	1,500
5.814% due 06/12/2043		253	260

JPMorgan Resecuritization Trust
2.103% due 07/27/2037		174	175

MASTR Adjustable Rate Mortgages Trust
2.666% due 04/21/2034		158	162

Residential Accredit Loans, Inc. Trust
0.627% due 06/25/2034		165	163

Royal Bank of Scotland Capital Funding Trust
6.104% due 06/16/2049		463	483

Selkirk Ltd.
1.183% due 02/20/2041		37	37
1.860% due 12/20/2041		1,344	1,346

Sequoia Mortgage Trust
0.847% due 06/20/2033		12	11
0.907% due 11/22/2024		24	24

Structured Asset Mortgage Investments Trust
0.768% due 07/19/2034		25	25
0.848% due 09/19/2032		45	44

Thornburg Mortgage Securities Trust
2.229% due 04/25/2045		363	365

Wachovia Bank Commercial Mortgage Trust
0.360% due 06/15/2049		600	589

WaMu Mortgage Pass-Through Certificates Trust
0.497% due 01/25/2045		48	45
0.587% due 06/25/2044		1,148	1,069
2.559% due 06/25/2033		8	9

Wells Fargo Mortgage-Backed Securities Trust
2.618% due 06/25/2035		10	10

Total Mortgage-Backed Securities (Cost $12,080)			12,103

ASSET-BACKED SECURITIES 9.7%

Alba SPV SRL
1.502% due 04/20/2040	EUR	52	58

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.945% due 09/25/2033		$68	$66

Atrium CDO Corp.
1.376% due 11/16/2022		466	466

Bear Stearns Asset-Backed Securities Trust
0.987% due 10/27/2032		48	46

Carlyle Global Market Strategies CLO LLC
1.505% due 04/20/2022		750	750

Cavalry CLO Ltd.
1.645% due 01/16/2024		1,000	999

CIFC Funding Ltd.
1.575% due 01/19/2023		435	436

COA Summit CLO Ltd.
1.625% due 04/20/2023		300	300

Cordatus CLO PLC
0.370% due 01/30/2024	EUR	1,397	1,541

Credit Suisse First Boston Mortgage Securities Corp.
2.437% due 10/25/2032		$108	108

Doral CLO Ltd.
1.531% due 05/26/2023		600	600

Drug Royalty LP
3.081% due 07/15/2023		272	276

Duane Street CLO Ltd.
0.505% due 11/14/2021		165	163

Duchess CLO BV
0.207% due 02/28/2023	EUR	92	102

Eagle Ltd.
2.570% due 12/15/2039		$219	218

First Franklin Mortgage Loan Trust
0.937% due 11/25/2034		419	397

Gallatin CLO Ltd.
1.545% due 07/15/2023		1,000	999

Highbridge Loan Management Ltd.
1.436% due 09/20/2022		500	498

KVK CLO Ltd.
1.645% due 07/15/2023		1,500	1,499

Madison Park Funding Ltd.
1.536% due 06/15/2022		473	473
1.570% due 08/15/2022		500	500

National Collegiate Student Loan Trust
0.427% due 11/27/2028		299	294

Navient Private Education Loan Trust
1.386% due 12/15/2028		1,000	1,013

Neuberger Berman CLO Ltd.
1.427% due 07/25/2023		1,000	1,003

OneMain Financial Issuance Trust
2.570% due 07/18/2025		800	801

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.937% due 03/25/2035		125	125

Symphony CLO LP
1.374% due 01/09/2023		1,238	1,234

Venture CLO Ltd.
1.575% due 11/14/2022		1,500	1,500

Voya CLO Ltd.
1.575% due 10/15/2022		400	400
1.615% due 10/15/2022		300	300

Total Asset-Backed Securities (Cost $17,147)			17,165

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SOVEREIGN ISSUES 5.4%

Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		$200	$202

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2016 (b)	BRL	10,400	3,125

Export-Import Bank of Korea
1.250% due 11/20/2015		$550	551

Japan Finance Organization for Municipalities
1.500% due 09/12/2017		4,100	4,125

Korea Land & Housing Corp.
1.875% due 08/02/2017		1,000	1,004

Qatar Government International Bond
3.125% due 01/20/2017		500	517

Total Sovereign Issues (Cost $9,616)			9,524

SHORT-TERM INSTRUMENTS 10.2%

COMMERCIAL PAPER 4.1%

Enbridge Enegry Partners LP
0.910% due 07/22/2015		1,700	1,699

ENI Finance USA, Inc.
1.350% due 06/10/2016		1,700	1,681

Entergy Corp.
0.950% due 07/10/2015		1,500	1,500

Tesco Treasury Services PLC
1.024% due 08/17/2015		1,400	1,398
2.750% due 08/17/2015		900	897

			7,175

REPURCHASE AGREEMENTS (c) 6.1%
			10,713

U.S. TREASURY BILLS 0.0%
0.016% due 08/27/2015 (g)		21	21

Total Short-Term Instruments (Cost $17,906)			17,909

Total Investments in Securities (Cost $199,065)			198,674

Total Investments 113.0% (Cost $199,065)			$198,674

Financial Derivative Instruments (e)(f) 0.2% (Cost or Premiums, net $(259))			378

Other Assets and Liabilities, net (13.2%)			(23,244)

Net Assets 100.0%			$175,808

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	97

Schedule of Investments PIMCO Low Duration Active Exchange-Traded Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Zero coupon bond.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.250%	06/30/2015	07/01/2015	$3,800	U.S. Treasury Bonds 3.750% due 11/15/2043	$(3,879)	$3,800	$3,800
DEU	0.140%	06/30/2015	07/01/2015	6,400	U.S. Treasury Bonds 3.750% due 11/15/2043	(6,497)	6,400	6,400
SSB	0.000%	06/30/2015	07/01/2015	513	Fannie Mae 2.260% due 10/17/2022	(525)	513	513
Total Repurchase Agreements						$(10,901)	$10,713	$10,713

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BPG	0.470%	06/03/2015	07/09/2015	$(4,916)	$(4,918)
	0.480%	06/10/2015	07/13/2015	(4,388)	(4,389)
	0.490%	06/12/2015	07/17/2015	(3,550)	(3,551)
	0.500%	06/15/2015	07/29/2015	(1,898)	(1,898)
RDR	0.420%	06/03/2015	07/08/2015	(2,436)	(2,437)
	0.420%	06/11/2015	07/16/2015	(2,292)	(2,293)
SOG	0.490%	06/15/2015	07/29/2015	(4,758)	(4,759)
Total Reverse Repurchase Agreements					$(24,245)

(2)	The average amount of borrowings outstanding during the period ended June 30, 2015 was $28,060 at a weighted average interest rate of (0.056%).

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (3)
U.S. Treasury Notes	1.625%	07/31/2019	$9,400	$(9,437)	$(9,541)
Total Short Sales				$(9,437)	$(9,541)

(3)	Payable for short sales includes $66 of accrued interest.

98	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

(d)	Securities with an aggregate market value of $25,299 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BOS	$3,800	$0	$0	$3,800	$(3,878)	$(78)
BPG	0	(14,756)	0	(14,756)	15,373	617
DEU	6,400	0	0	6,400	(6,497)	(97)
RDR	0	(4,730)	0	(4,730)	4,951	221
SOG	0	(4,759)	0	(4,759)	4,976	217
SSB	513	0	0	513	(525)	(12)
Total Borrowings and Other Financing Transactions	$10,713	$(24,245)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CME 90-Day Eurodollar June Futures	$99.250	03/14/2016	73	$(26)	$(30)
Call - CME 90-Day Eurodollar June Futures	98.750	06/13/2016	111	(81)	(116)
Put - CME 90-Day Eurodollar June Futures	98.750	06/13/2016	111	(101)	(27)
Put - CME 90-Day Eurodollar March Futures	99.250	03/14/2016	73	(51)	(24)
				$(259)	$(197)
Total Written Options				$(259)	$(197)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
Euro-Bobl September Futures	Long	09/2015	26	$14	$16	$0
U.S. Treasury 2-Year Note September Futures	Long	09/2015	288	63	0	(14)
Total Futures Contracts				$77	$16	$(14)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month USD-LIBOR	2.000%	12/16/2019	$200	$(2)	$(1)	$0	$0
Pay	3-Month USD-LIBOR	2.000%	12/16/2020	8,700	3	(35)	3	0
Pay	3-Month USD-LIBOR	2.250%	12/16/2022	8,800	39	(61)	3	0
					$40	$(97)	$6	$0
Total Swap Agreements					$40	$(97)	$6	$0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	99

Schedule of Investments PIMCO Low Duration Active Exchange-Traded Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

Cash of $1,223 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (1)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$17	$6	$23	$(197)	$(14)	$0	$(211)

(1)	Unsettled variation margin asset of $1 for closed futures is outstanding at period end.

(f) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2015	JPY	555,900	$	4,496	$0	$(46)
BPS	07/2015	$	3,101	JPY	386,300	55	0
	08/2015	JPY	194,800	$	1,572	0	(20)
	01/2016	BRL	4,100		1,249	11	0
CBK	08/2015	ILS	7,849		2,030	0	(50)
DUB	07/2015	BRL	6,000		1,934	4	0
	07/2015	$	1,851	BRL	6,000	79	0
	08/2015		193	GBP	123	0	0
FBF	07/2015	BRL	6,000	$	2,467	538	0
	07/2015	$	1,934	BRL	6,000	0	(4)
	08/2015	EUR	7,238	$	8,076	2	0
HUS	07/2015		673		757	7	0
	07/2015	GBP	397		604	0	(20)
	01/2016	BRL	6,300		1,918	17	0
MSB	07/2015	GBP	490		746	0	(24)
UAG	07/2015	AUD	931		710	0	(9)
	07/2015	$	1,359	JPY	169,600	26	0
Total Forward Foreign Currency Contracts						$739	$(173)

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in GBP		Premiums
Balance at Beginning of Period	0	$0	AUD	0	GBP	0	$0
Sales	958	70,500		3,915		2,084	(802)
Closing Buys	(590)	(51,100)		(900)		(1,563)	501
Expirations	0	0		(3,015)		0	12
Exercised	0	(19,400)		0		(521)	30
Balance at End of Period	368	$0	AUD	0	GBP	0	$(259)

100	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2015

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

(g)	Securities with an aggregate market value of $21 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

Counterparty	Financial Derivative Assets				Financial Derivative Liabilities
	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BOA	$0	$0	$0	$0	$(46)	$0	$0	$(46)	$(46)	$0	$(46)
BPS	66	0	0	66	(20)	0	0	(20)	46	0	46
CBK	0	0	0	0	(50)	0	0	(50)	(50)	0	(50)
DUB	83	0	0	83	0	0	0	0	83	(100)	(17)
FBF	540	0	0	540	(4)	0	0	(4)	536	(540)	(4)
HUS	24	0	0	24	(20)	0	0	(20)	4	0	4
MSB	0	0	0	0	(24)	0	0	(24)	(24)	21	(3)
UAG	26	0	0	26	(9)	0	0	(9)	17	0	17
Total Over the Counter	$739	$0	$0	$739	$(173)	$0	$0	$(173)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$17	$17
Swap Agreements	0	0	0	0	6	6
	$0	$0	$0	$0	$23	$23
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$739	$0	$739
	$0	$0	$0	$739	$24	$762
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$197	$197
Futures	0	0	0	0	14	14
	$0	$0	$0	$0	$211	$211
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$173	$0	$173
	$0	$0	$0	$173	$211	$384

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	101

Schedule of Investments PIMCO Low Duration Active Exchange-Traded Fund (Cont.)

The Effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$89	$89
Futures	0	0	0	0	597	597
Swap Agreements	0	0	0	0	(165)	(165)
	$0	$0	$0	$0	$521	$521
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$853	$0	$853
Written Options	0	0	0	43	54	97
Swap Agreements	0	45	0	0	0	45
	$0	$45	$0	$896	$54	$995
	$0	$45	$0	$896	$575	$1,516
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$61	$61
Futures	0	0	0	0	77	77
Swap Agreements	0	0	0	0	(97)	(97)
	$0	$0	$0	$0	$41	$41
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$609	$0	$609
	$0	$0	$0	$609	$41	$650

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$1,395	$0	$1,395
Corporate Bonds & Notes
Banking & Finance	0	55,539	0	55,539
Industrials	0	64,024	0	64,024
Utilities	0	19,102	0	19,102
Municipal Bonds & Notes
California	0	513	0	513
U.S. Government Agencies	0	1,400	0	1,400
Mortgage-Backed Securities	0	12,103	0	12,103
Asset-Backed Securities	0	16,146	1,019	17,165
Sovereign Issues	0	9,524	0	9,524
Short-Term Instruments
Commercial Paper	0	7,175	0	7,175
Repurchase Agreements	0	10,713	0	10,713
U.S. Treasury Bills	0	21	0	21
Total Investments	$0	$197,655	$1,019	$198,674

Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(9,541)	$0	$(9,541)

102	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2015

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$16	$6	$0	$22
Over the counter	0	739	0	739
	$16	$745	$0	$761

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(211)	0	0	(211)
Over the counter	0	(173)	0	(173)
	$(211)	$(173)	$0	$(384)
Totals	$(195)	$188,686	$1,019	$189,510

There were no significant transfers between Levels 1 and 2 during the period ended June 30, 2015. There were assets and liabilities valued at $1,826 transferred from Level 3 to Level 2 during the period ended June 30, 2015. There were no significant assets and liabilities transferred from Level 2 to Level 3 during the period ended June 30, 2015.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	103

Schedule of Investments PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 99.0%

MUNICIPAL BONDS & NOTES 92.4%

ARIZONA 1.9%

Arizona Sports & Tourism Authority Revenue Notes, Series 2012
4.000% due 07/01/2017	$1,000	$1,044

CALIFORNIA 3.3%

Bay Area Toll Authority, California Revenue Bonds, Series 2007
0.770% due 04/01/2047	1,000	996

Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2014
5.000% due 01/15/2053	250	268

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2015
5.000% due 06/01/2019	500	566

		1,830

CONNECTICUT 2.9%

Stratford, Connecticut General Obligation Notes, Series 2011
3.500% due 08/01/2015	1,635	1,639

FLORIDA 10.5%

Citizens Property Insurance Corp., Florida Revenue Notes, Series 2010
5.000% due 06/01/2016	1,000	1,040

Florida State General Obligation Notes, Series 2009
5.000% due 06/01/2019	625	715

Lakeland, Florida Department of Electric Utilities Revenue Notes, Series 2012
0.820% due 10/01/2017	3,000	3,018

Miami-Dade County, Florida Industrial Development Authority Revenue Bonds, Series 2006
1.500% due 10/01/2018	500	498

Miami-Dade County, Florida Water & Sewer System Revenue Notes, Series 2008
5.250% due 10/01/2018	500	564

		5,835

GEORGIA 3.7%

Atlanta Department of Aviation, Georgia Revenue Notes, Series 2010
5.000% due 01/01/2018	500	548

Burke County, Georgia Development Authority Revenue Bonds, Series 1994
2.200% due 10/01/2032	1,000	1,021

Burke County, Georgia Development Authority Revenue Bonds, Series 2012
1.300% due 01/01/2052	500	500

		2,069

ILLINOIS 3.8%

Chicago, Illinois General Obligation Bonds, Series 2003
5.000% due 01/01/2017	700	715

Illinois Finance Authority Revenue Bonds, Series 2008
1.300% due 07/01/2042	390	389

Illinois State General Obligation Notes, Series 2012
5.000% due 08/01/2016	1,000	1,039

		2,143

MASSACHUSETTS 1.8%

Massachusetts Development Finance Agency Revenue Notes, Series 2014
1.500% due 08/01/2019	1,000	1,002

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
MICHIGAN 1.8%

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
1.500% due 11/15/2047	$1,000	$1,011

MINNESOTA 1.5%

Northern Municipal Power Agency, Minnesota Revenue Notes, Series 2010
5.000% due 01/01/2019	750	842

NEBRASKA 3.7%

Nebraska Public Power District Revenue Notes, Series 2012
5.000% due 01/01/2019	1,330	1,499

Nebraska Public Power District Revenue Notes, Series 2014
5.000% due 07/01/2020	500	580

		2,079

NEVADA 3.8%

Clark County, Nevada Revenue Bonds, Series 2010
1.875% due 06/01/2031	1,000	993

Clark Department of Aviation, Nevada Revenue Notes, Series 2014
5.000% due 07/01/2018	1,000	1,109

		2,102

NEW MEXICO 3.2%

New Mexico Hospital Equipment Loan Council Revenue Notes, Series 2015
5.000% due 08/01/2019	600	684

New Mexico Municipal Energy Acquisition Authority Revenue Bonds, Series 2014
5.000% due 11/01/2039	1,000	1,127

		1,811

NEW YORK 12.0%

Metropolitan Transportation Authority, New York Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 11/15/2015	220	223

Monroe County Industrial Development Corp., New York Revenue Notes, (FHA Insured), Series 2010
4.000% due 08/15/2015	500	502

New York City, New York General Obligation Notes, Series 2007
5.000% due 08/01/2016	1,040	1,091

New York State Dormitory Authority Revenue Notes, Series 2009
5.000% due 07/01/2018	1,000	1,116

New York State Dormitory Authority Revenue Notes, Series 2010
5.000% due 07/01/2016	250	261
5.000% due 07/01/2018	1,000	1,115

New York State Dormitory Authority Revenue Notes, Series 2012
4.000% due 05/15/2017	450	477

New York State Dormitory Authority Revenue Notes, Series 2015
4.000% due 05/01/2020	700	770

New York State Thruway Authority Revenue Notes, Series 2013
5.000% due 05/01/2019	1,000	1,130

		6,685

NORTH CAROLINA 2.5%

Durham, North Carolina Revenue Notes, Series 2010
4.000% due 10/01/2016	250	260

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

North Carolina State Revenue Notes, Series 2013
5.000% due 05/01/2018	$1,000	$1,111

		1,371

OHIO 5.4%

Cincinnati, Ohio Water System Revenue Notes, Series 2009
5.000% due 12/01/2017	1,000	1,099

Ohio Air Quality Development Authority Revenue Bonds, Series 2006
3.750% due 12/01/2023	1,000	1,052

Ohio Higher Educational Facility Commission Revenue Bonds, (NPFGC Insured), Series 2006
5.250% due 12/01/2019	750	869

		3,020

OKLAHOMA 0.8%

Grand River Dam Authority, Oklahoma Revenue Notes, (BHAC Insured), Series 2008
5.000% due 06/01/2017	420	454

OREGON 0.5%

Oregon Health & Science University Revenue Notes, Series 2012
5.000% due 07/01/2020	225	260

PENNSYLVANIA 4.5%

Montgomery County Industrial Development Authority, Pennsylvania Revenue Bonds, Series 2002
2.550% due 12/01/2029	1,000	997

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
1.750% due 12/01/2033	1,500	1,507

		2,504

TEXAS 16.7%

Austin, Texas Water & Wastewater System Revenue Bonds, (AMBAC Insured), Series 2002
5.500% due 11/15/2015	500	510

Austin, Texas Water & Wastewater System Revenue Notes, Series 2009
5.000% due 11/15/2017	250	274

City Public Service Board of San Antonio, Texas Revenue Notes, Series 2014
5.000% due 02/01/2020	750	861

Dallas/Fort Worth International Airport, Texas Revenue Notes, Series 2009
5.000% due 11/01/2017	1,000	1,097

Dallas/Fort Worth International Airport, Texas Revenue Notes, Series 2012
4.000% due 11/01/2015	500	506

Dallas/Fort Worth International Airport, Texas Revenue Notes, Series 2013
5.000% due 11/01/2018	500	563

Fort Bend Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2010
5.000% due 08/15/2016	500	525

Houston Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2012
1.700% due 06/01/2030	1,000	1,003

Lower Colorado River Authority, Texas Revenue Notes, Series 2013
5.000% due 05/15/2017	1,595	1,719

San Antonio, Texas Water System Revenue Bonds, Series 2013
0.750% due 05/01/2043	1,000	1,000

Texas Public Finance Authority Revenue Notes, Series 2010
4.000% due 07/01/2015	1,000	1,000

104	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

University of North Texas Revenue Notes, Series 2010
5.000% due 04/15/2016	$250	$259

		9,317

UTAH 2.5%

Intermountain Power Agency, Utah Revenue Notes, Series 2013
5.000% due 07/01/2018	760	846

Intermountain Power Agency, Utah Revenue Notes, Series 2014
5.000% due 07/01/2018	500	556

		1,402

VIRGINIA 2.3%

Virginia Public School Authority Revenue Notes, Series 2011
5.000% due 08/01/2018	1,140	1,276

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
WASHINGTON 1.8%

King County, Washington Public Hospital District No. 2 General Obligation Notes, Series 2010
5.000% due 12/01/2015	$1,000	$1,019

WISCONSIN 1.5%

Wisconsin Department of Transportation Revenue Notes, Series 2013
4.000% due 07/01/2018	750	815

Total Municipal Bonds & Notes (Cost $51,309)		51,530

U.S. TREASURY OBLIGATIONS 4.1%

U.S. Treasury Notes
0.250% due 10/15/2015	1,700	1,701
0.250% due 10/31/2015	600	601

Total U.S. Treasury Obligations (Cost $2,301)		2,302

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SHORT-TERM INSTRUMENTS 2.5%

U.S. TREASURY BILLS 2.5%
0.051% due 09/17/2015	$1,366	$1,366

Total Short-Term Instruments (Cost $1,366)		1,366

Total Investments in Securities (Cost $54,976)		55,198

Total Investments 99.0% (Cost $54,976)		$55,198

Other Assets and Liabilities, net 1.0%		567

Net Assets 100.0%		$55,765

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$1,044	$0	$1,044
California	0	1,830	0	1,830
Connecticut	0	1,639	0	1,639
Florida	0	5,835	0	5,835
Georgia	0	2,069	0	2,069
Illinois	0	2,143	0	2,143
Massachusetts	0	1,002	0	1,002
Michigan	0	1,011	0	1,011
Minnesota	0	842	0	842
Nebraska	0	2,079	0	2,079
Nevada	0	2,102	0	2,102
New Mexico	0	1,811	0	1,811
New York	0	6,685	0	6,685
North Carolina	0	1,371	0	1,371
Ohio	0	3,020	0	3,020
Oklahoma	0	454	0	454
Oregon	0	260	0	260
Pennsylvania	0	2,504	0	2,504
Texas	0	9,317	0	9,317
Utah	0	1,402	0	1,402
Virginia	0	1,276	0	1,276
Washington	0	1,019	0	1,019
Wisconsin	0	815	0	815
U.S. Treasury Obligations	0	2,302	0	2,302
Short-Term Instruments
U.S. Treasury Bills	0	1,366	0	1,366
Total Investments	$0	$55,198	$0	$55,198

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	105

Schedule of Investments PIMCO Total Return Active Exchange-Traded Fund

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 117.4%

BANK LOAN OBLIGATIONS 0.9%

H.J. Heinz Co.
3.250% due 06/05/2020		$9,696	$9,709

HCA, Inc.
3.032% due 05/01/2018		3,930	3,934

MGM Resorts International
2.937% due 12/20/2017		9,750	9,732

Total Bank Loan Obligations (Cost $23,384)			23,375

CORPORATE BONDS & NOTES 35.2%

BANKING & FINANCE 24.4%

Allstate Life Global Funding Trusts
2.941% due 11/25/2016		2,500	2,488

Ally Financial, Inc.
2.750% due 01/30/2017		2,100	2,096
2.955% due 07/18/2016		2,600	2,630
3.500% due 07/18/2016		2,000	2,035
3.500% due 01/27/2019		10,000	9,950

Banco Popolare SC
3.500% due 03/14/2019	EUR	7,400	8,479

Bank of America Corp.
2.600% due 01/15/2019		$28,900	29,220
6.875% due 04/25/2018		12,400	14,010

Bankia S.A.
0.198% due 01/25/2016	EUR	500	557
3.500% due 01/17/2019		2,100	2,443
3.625% due 10/05/2016		5,050	5,865
4.375% due 02/14/2017		3,800	4,450

Barclays Bank PLC
7.625% due 11/21/2022		$16,900	19,277
7.750% due 04/10/2023		5,400	5,859
14.000% due 06/15/2019 (f)	GBP	4,500	9,235

BPCE S.A.
4.625% due 07/11/2024		$22,000	21,523
5.150% due 07/21/2024		10,000	10,147

CIT Group, Inc.
4.250% due 08/15/2017		6,000	6,105
5.000% due 05/15/2017		13,300	13,748

Citicorp Lease Pass-Through Trust
8.040% due 12/15/2019		5,200	6,276

Citigroup, Inc.
1.237% due 07/25/2016		10,000	10,031

Credit Agricole S.A.
8.125% due 09/19/2033		11,200	12,362

Credit Suisse AG
6.500% due 08/08/2023		18,400	20,171

Eksportfinans ASA
2.000% due 09/15/2015		6,800	6,809
2.375% due 05/25/2016		12,491	12,522
5.500% due 06/26/2017		1,000	1,062

Ford Motor Credit Co. LLC
1.500% due 01/17/2017		3,500	3,497
6.625% due 08/15/2017		15,600	17,120

General Electric Capital Corp.
6.375% due 11/15/2067		46,100	49,673

Goldman Sachs Group, Inc.
6.150% due 04/01/2018		11,000	12,230

International Lease Finance Corp.
5.750% due 05/15/2016		3,900	4,002
8.625% due 09/15/2015		8,500	8,617
8.750% due 03/15/2017		8,700	9,541

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Intesa Sanpaolo SpA
2.375% due 01/13/2017		$10,000	$10,052
3.125% due 01/15/2016		4,136	4,168
3.875% due 01/16/2018		7,500	7,744

JPMorgan Chase & Co.
1.068% due 05/30/2017	GBP	6,200	9,620
6.300% due 04/23/2019		$11,300	12,943

KBC Bank NV
8.000% due 01/25/2023		18,600	20,390

Korea Exchange Bank
3.125% due 06/26/2017		5,000	5,134

LBG Capital PLC
15.000% due 12/21/2019	GBP	7,100	15,869
15.000% due 12/21/2019	EUR	1,800	3,040

MassMutual Global Funding
2.350% due 04/09/2019		$21,600	21,816

Navient Corp.
5.500% due 01/15/2019		1,900	1,942
8.450% due 06/15/2018		3,400	3,787
8.780% due 09/15/2016	MXN	65,600	4,241

Novo Banco S.A.
5.875% due 11/09/2015	EUR	3,700	4,135

Pacific Life Insurance Co.
9.250% due 06/15/2039		$5,000	7,468

Rabobank Group
6.875% due 03/19/2020	EUR	2,600	3,421

SLM Student Loan Trust
0.536% due 12/15/2033		41,359	44,705
0.548% due 07/25/2039		8,500	8,890
1.119% due 03/15/2038	GBP	26,146	37,733
5.150% due 12/15/2039		9,710	13,937

Springleaf Finance Corp.
6.900% due 12/15/2017		$1,400	1,488

Trafford Centre Finance Ltd.
0.773% due 07/28/2015	GBP	109	172

UBS AG
7.625% due 08/17/2022		$16,950	19,872

			606,597

INDUSTRIALS 7.3%

Anadarko Petroleum Corp.
8.700% due 03/15/2019		7,500	9,070

Apple, Inc.
2.850% due 05/06/2021		20,500	20,796

BAT International Finance PLC
9.500% due 11/15/2018		11,465	14,200

Canadian Natural Resources Ltd.
5.700% due 05/15/2017		16,000	17,221

CVS Health Corp.
2.250% due 12/05/2018		1,600	1,620

DISH DBS Corp.
7.125% due 02/01/2016		3,038	3,122

Enterprise Products Operating LLC
6.300% due 09/15/2017		11,715	12,910

Hampton Roads PPV LLC
6.621% due 06/15/2053		36,296	34,403

HCA, Inc.
7.190% due 11/15/2015		3,991	4,076

Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	7,800	4,652

Hospira, Inc.
6.050% due 03/30/2017		$4,200	4,520

Hyundai Capital America
2.550% due 02/06/2019		7,590	7,651

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

McKesson Corp.
1.292% due 03/10/2017		$7,000	$6,992

Meccanica Holdings USA, Inc.
6.250% due 07/15/2019		6,900	7,417

Merck Sharp & Dohme Corp.
5.000% due 06/30/2019		10,000	11,133

MGM Resorts International
10.000% due 11/01/2016		1,100	1,199

Mondelez International, Inc.
0.798% due 02/01/2019		1,825	1,806
2.250% due 02/01/2019		16,200	16,229

Petrofac Ltd.
3.400% due 10/10/2018		1,550	1,534

Total Capital International S.A.
0.849% due 08/10/2018		1,100	1,105

			181,656

UTILITIES 3.5%

AT&T, Inc.
0.956% due 03/11/2019		4,622	4,626
2.375% due 11/27/2018		9,302	9,385

Korea East-West Power Co. Ltd.
2.500% due 07/16/2017		2,200	2,234

Petrobras Global Finance BV
1.896% due 05/20/2016		1,600	1,580
2.000% due 05/20/2016		1,500	1,486
2.415% due 01/15/2019		400	371
2.643% due 03/17/2017		400	393
3.163% due 03/17/2020		2,600	2,483
3.500% due 02/06/2017		7,600	7,537
3.875% due 01/27/2016		1,818	1,828
4.875% due 03/17/2020		200	191
5.750% due 01/20/2020		7,382	7,333
6.850% due 06/05/2115		4,600	3,815

Plains All American Pipeline LP
6.500% due 05/01/2018		2,130	2,398

Telefonica Europe BV
6.500% due 09/18/2018 (f)	EUR	17,600	21,531

Verizon Communications, Inc.
3.650% due 09/14/2018		$20,025	21,050

			88,241

Total Corporate Bonds & Notes (Cost $886,181)			876,494

MUNICIPAL BONDS & NOTES 1.6%

CALIFORNIA 0.9%

California State General Obligation Bonds, (BABs), Series 2009
7.550% due 04/01/2039		4,500	6,510

California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040		4,400	6,434
7.950% due 03/01/2036		5,500	6,662

Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040		900	1,159

			20,765

FLORIDA 0.4%

Palm Beach County, Florida Revenue Bonds, Series 2013
5.250% due 11/01/2043		7,520	8,027

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2013
2.995% due 07/01/2020		2,265	2,310

			10,337

106	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SOUTH DAKOTA 0.3%

Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2013
3.539% due 06/01/2022	$8,000	$8,046

Total Municipal Bonds & Notes (Cost $38,818)		39,148

U.S. GOVERNMENT AGENCIES 20.7%

Fannie Mae
0.000% due 07/25/2031 - 02/25/2040 (b)(d)	7,504	7,031
0.739% due 08/25/2022 (a)	20,070	692
2.343% due 09/01/2034	72	77
2.500% due 03/25/2033	2	2
2.565% due 04/01/2036	44	47
3.000% due 03/25/2033 - 08/01/2045	99,011	98,159
3.500% due 06/25/2042 - 08/01/2045	161,617	166,024
4.000% due 07/01/2042 - 08/01/2045	142,339	150,283
4.463% due 09/25/2040 (a)	16,300	2,267
4.500% due 11/25/2035 - 03/25/2041	223	242
5.000% due 02/01/2033 - 04/01/2038	923	1,007
5.500% due 09/01/2026 - 08/01/2038	916	1,017
5.813% due 09/25/2042 (a)	115,620	29,220
6.000% due 05/25/2031 - 07/25/2037	143	164
6.233% due 04/25/2040 (a)	308	49
6.738% due 05/25/2042	425	432
7.013% due 05/25/2036 (a)	4,364	870
20.452% due 01/25/2036	1,508	1,993
23.312% due 07/25/2023	29	43

Freddie Mac
0.000% due 01/15/2033 - 07/15/2039 (b)(d)	2,236	1,985
2.365% due 11/01/2023 - 10/01/2036	12	13
2.492% due 07/01/2036	73	78
2.584% due 12/01/2031	202	217
3.000% due 01/15/2043 - 02/15/2043	9	8
3.500% due 12/15/2028 (a)	7,965	810
3.500% due 02/15/2043 - 04/15/2043	4	4
4.500% due 10/01/2037	395	422
4.845% due 05/15/2041	6,371	6,555
5.000% due 03/01/2033 - 07/15/2041	609	666
5.000% due 08/15/2039 (a)	779	74
5.250% due 04/15/2033	78	86
5.500% due 08/15/2033 - 09/01/2037	496	551
6.000% due 02/01/2033 - 08/01/2037	608	671
6.738% due 06/15/2042	2,929	2,784
9.529% due 01/15/2041	7,628	8,078
18.784% due 10/15/2023	363	518
19.152% due 05/15/2033	152	219

Ginnie Mae
0.755% due 06/20/2065	14,000	13,946
0.765% due 06/20/2065	5,300	5,285
3.500% due 12/20/2040 - 08/01/2045	12,086	12,502
4.750% due 01/20/2035	33	35

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.500% due 04/16/2034 - 07/20/2037		$84	$96
5.913% due 12/20/2035 (a)		6,000	1,318

Total U.S. Government Agencies (Cost $513,960)			516,540

U.S. TREASURY OBLIGATIONS 35.0%

U.S. Treasury Bonds
2.500% due 02/15/2045 (h)		88,300	77,359
2.750% due 08/15/2042		5,800	5,378
2.750% due 11/15/2042		35,800	33,157
2.875% due 05/15/2043		3,700	3,510
3.000% due 05/15/2042		42,700	41,649
3.000% due 11/15/2044		37,600	36,610
3.125% due 08/15/2044		27,200	27,119
3.375% due 05/15/2044		32,600	34,085
6.125% due 11/15/2027		10,700	14,816

U.S. Treasury Inflation Protected Securities (e)
0.125% due 07/15/2024 (j)		48,324	47,082
0.250% due 01/15/2025 (h)		43,151	42,271
0.625% due 07/15/2021		76,312	78,739
0.750% due 02/15/2045		5,325	4,828
1.375% due 02/15/2044		4,771	5,056
1.750% due 01/15/2028		72,275	81,676
2.375% due 01/15/2025		43,677	51,317
2.375% due 01/15/2027		60,183	71,843
2.500% due 01/15/2029		20,386	25,070

U.S. Treasury Notes
2.125% due 05/15/2025		43,900	43,036
2.375% due 08/15/2024 (j)(l)		55,000	55,219
2.500% due 05/15/2024 (j)		90,900	92,341

Total U.S. Treasury Obligations (Cost $896,797)			872,161

MORTGAGE-BACKED SECURITIES 6.5%

Alba PLC
2.821% due 12/16/2042	GBP	7,121	11,249

American Home Mortgage Investment Trust
1.923% due 09/25/2045		$57	55

BAMLL Commercial Mortgage Securities Trust
0.986% due 06/15/2028		3,000	2,994

Banc of America Alternative Loan Trust
6.000% due 03/25/2034		31	32

Banc of America Mortgage Trust
2.496% due 10/25/2034		1,504	1,476

Banc of America Re-REMIC Trust
5.670% due 06/24/2050		5,471	5,659

BCAP LLC Trust
4.000% due 04/26/2037		3,219	3,272
5.596% due 01/27/2037		4,313	4,353

Bear Stearns ALT-A Trust
0.827% due 04/25/2034		85	83

Berica ABS SRL
0.321% due 12/31/2055	EUR	2,461	2,726

Business Mortgage Finance PLC
2.567% due 02/15/2041	GBP	3,995	6,157

Countrywide Home Loan Mortgage Pass-Through Trust
0.727% due 03/25/2035		$361	339

Credit Suisse First Boston Mortgage Securities Corp.
0.837% due 11/25/2031		55	47
2.745% due 11/25/2034		109	110

Credit Suisse Mortgage Capital Certificates
2.592% due 10/27/2036		61	59
5.509% due 04/15/2047		200	205
6.000% due 05/27/2036		75	74

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Granite Master Issuer PLC
0.327% due 12/20/2054		$6	$6

Great Hall Mortgages PLC
0.116% due 03/18/2039	EUR	496	525
0.416% due 06/18/2039		$5,347	5,037
0.702% due 03/18/2039	GBP	5,895	8,747
0.712% due 06/18/2039		35,344	52,517
0.722% due 06/18/2038		7,535	11,274

GSR Mortgage Loan Trust
2.592% due 09/25/2034		$834	793

HomeBanc Mortgage Trust
0.517% due 10/25/2035		5,311	4,759

JPMorgan Mortgage Trust
2.642% due 07/25/2035		109	109

JPMorgan Resecuritization Trust
5.627% due 07/27/2037		76	74

LB-UBS Commercial Mortgage Trust
4.568% due 01/15/2031		1,668	1,687

Leek Finance PLC
0.852% due 12/21/2037	GBP	1,356	2,222

Lehman XS Trust
1.158% due 11/25/2035		$173	163

Marche Mutui SRL
2.248% due 01/27/2064	EUR	5,401	6,162

MASTR Adjustable Rate Mortgages Trust
2.502% due 03/25/2035		$6,197	6,163

Merrill Lynch Mortgage Investors Trust
2.013% due 05/25/2029		50	50

Residential Accredit Loans, Inc. Trust
5.500% due 11/25/2034		6,131	6,224

Residential Asset Securitization Trust
0.737% due 08/25/2033		78	72

RMAC Securities PLC
0.721% due 06/12/2044	GBP	3,526	5,124

Royal Bank of Scotland Capital Funding Trust
5.223% due 08/16/2048		$300	309
5.331% due 02/16/2044		314	329
5.336% due 05/16/2047		377	388

Sequoia Mortgage Trust
0.605% due 02/20/2035		3,076	2,936

Structured Adjustable Rate Mortgage Loan Trust
0.585% due 06/25/2035		73	74

Thornburg Mortgage Securities Trust
5.102% due 10/25/2046		8,025	7,871

Wachovia Bank Commercial Mortgage Trust
0.360% due 06/15/2049		378	371

Total Mortgage-Backed Securities (Cost $158,627)			162,876

ASSET-BACKED SECURITIES 2.3%

Aquilae CLO PLC
0.401% due 01/17/2023	EUR	118	131

EFS Volunteer LLC
1.065% due 07/26/2027		$616	619

First Franklin Mortgage Loan Asset-Backed Certificates
1.012% due 05/25/2034		5,997	5,552

Hyde Park CDO BV
0.299% due 06/14/2022	EUR	183	203

Long Beach Mortgage Loan Trust
1.087% due 06/25/2035		$7,263	6,749

Magi Funding PLC
0.331% due 04/11/2021	EUR	8	10

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	107

Schedule of Investments PIMCO Total Return Active Exchange-Traded Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Mid-State Capital Corp. Trust
6.005% due 08/15/2037		$52	$55

Mid-State Trust
6.340% due 10/15/2036		7,538	8,227

North Carolina State Education Assistance Authority
0.727% due 10/26/2020		7	7

Securitized Asset-Backed Receivables LLC Trust
0.477% due 12/25/2035		7,156	6,308

SLM Student Loan Trust
0.098% due 01/25/2041	EUR	10,000	10,103
0.548% due 01/25/2040		6,800	6,654
0.577% due 12/15/2027		10,089	11,032

Wood Street CLO BV
0.305% due 11/22/2021		482	534

Total Asset-Backed Securities (Cost $53,150)			56,184

SOVEREIGN ISSUES 8.5%

Autonomous Community of Andalusia
5.200% due 07/15/2019		8,000	10,252

Autonomous Community of Catalonia
2.750% due 03/24/2016	CHF	200	217
4.300% due 11/15/2016	EUR	900	1,045
4.750% due 06/04/2018		900	1,085
4.950% due 02/11/2020		12,020	14,753

Autonomous Community of Valencia
4.375% due 07/16/2015		600	673

Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		$1,200	1,212

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Brazil Letras do Tesouro Nacional
0.000% due 10/01/2015 (d)	BRL	195,300	$60,699
0.000% due 01/01/2016 (d)		128,500	38,612
0.000% due 04/01/2016 (d)		80,100	23,293

Mexico Government International Bond
4.000% due 11/08/2046 (e)	MXN	76,513	5,295
10.000% due 12/05/2024		21,600	1,763

Province of British Columbia
2.650% due 09/22/2021		$10,000	10,290

Province of Quebec
2.625% due 02/13/2023		25,000	25,155

Republic of Germany
2.500% due 07/04/2044	EUR	1,200	1,633
2.500% due 08/15/2046		3,600	4,918
3.250% due 07/04/2042		100	153
4.250% due 07/04/2039		5,300	9,155
4.750% due 07/04/2040		1,000	1,862

Total Sovereign Issues (Cost $217,136)			212,065

SHORT-TERM INSTRUMENTS 6.7%

REPURCHASE AGREEMENTS (g) 1.9%
			46,260

SHORT-TERM NOTES 3.1%

Federal Home Loan Bank
0.039% due 07/15/2015		$13,300	13,300
0.040% due 07/06/2015 - 07/08/2015		16,500	16,500

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.050% due 08/07/2015		$1,200	$1,200
0.060% due 08/28/2015		2,500	2,500
0.070% due 08/07/2015 - 08/19/2015		29,700	29,698
0.075% due 08/12/2015		7,900	7,899
0.090% due 08/26/2015		3,900	3,899
0.142% due 11/04/2015		2,400	2,399

			77,395

JAPAN TREASURY BILLS 0.9%
(0.005%) due 08/31/2015	JPY	2,700,000	22,063

MEXICO TREASURY BILLS 0.2%
3.194% due 10/29/2015	MXN	66,000	4,156

U.S. TREASURY BILLS 0.6%
0.018% due 07/23/2015 - 11/12/2015 (c)(h)(j)(l)		$14,337	14,337

Total Short-Term Instruments (Cost $163,915)			164,211

Total Investments in Securities (Cost $2,951,968)			2,923,054

Total Investments 117.4% (Cost $2,951,968)			$2,923,054

Financial Derivative Instruments (i)(k) 1.5% (Cost or Premiums, net $(2,471))			37,528

Other Assets and Liabilities, net (18.9%)			(471,510)

Net Assets 100.0%			$2,489,072

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Interest only security.
(b)	Principal only security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon bond.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
JPS	0.250%	06/30/2015	07/01/2015	$45,900	U.S. Treasury Bonds 3.750% due 11/15/2043	$(40,886)	$45,900	$45,900
					U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2022	(6,026)
SSB	0.000%	06/30/2015	07/01/2015	360	Fannie Mae 2.200% due 10/17/2022	(367)	360	360
Total Repurchase Agreements						$(47,279)	$46,260	$46,260

(1)	Includes accrued interest.

108	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2015

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
JPS	0.100%	06/30/2015	07/01/2015	$(5,887)	$(5,888)
	0.450%	06/30/2015	07/01/2015	(39,994)	(39,994)
Total Reverse Repurchase Agreements					$(45,882)

(2)	The average amount of borrowings outstanding during the period ended June 30, 2015 was $269,279 at a weighted average interest rate of 0.205%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

(h)	Securities with an aggregate market value of $47,877 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
JPS	$45,900	$(45,882)	$0	$0	$18	$(1,617)	$(1,599)
SSB	360	0	0	0	360	(367)	(7)
Total Borrowings and Other Financing Transactions	$46,260	$(45,882)	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note August Futures	$125.000	07/24/2015	177	$(75)	$(74)
Put - CBOT U.S. Treasury 10-Year Note August Futures	125.500	07/24/2015	103	(61)	(61)
Call - CBOT U.S. Treasury 10-Year Note August Futures	126.500	07/24/2015	148	(93)	(102)
Call - CBOT U.S. Treasury 10-Year Note August Futures	127.000	07/24/2015	297	(126)	(148)
Call - CBOT U.S. Treasury 10-Year Note August Futures	127.500	07/24/2015	148	(58)	(60)
				$(413)	$(445)
Total Written Options				$(413)	$(445)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	1,539	$(609)	$38	$0
90-Day Eurodollar June Futures	Short	06/2016	2,463	(277)	31	0
90-Day Eurodollar March Futures	Short	03/2017	195	(18)	2	0
90-Day Eurodollar March Futures	Short	03/2018	1,840	(275)	23	0
90-Day Eurodollar September Futures	Long	09/2015	498	(3)	0	(3)
90-Day Eurodollar September Futures	Short	09/2016	1,572	(605)	39	0
Australia Government 10-Year Bond September Futures	Long	09/2015	38	19	56	(16)
Call Options Strike @ EUR 153.500 on Euro-Bund 10-Year Bond August Futures	Short	07/2015	97	32	38	(5)
Call Options Strike @ EUR 154.000 on Euro-Bund 10-Year Bond August Futures	Short	07/2015	166	30	36	(6)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	109

Schedule of Investments PIMCO Total Return Active Exchange-Traded Fund (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 154.500 on Euro-Bund 10-Year Bond August Futures	Short	07/2015	266	$(2)	$10	$(11)
Call Options Strike @ EUR 155.000 on Euro-Bund 10-Year Bond August Futures	Short	07/2015	204	7	11	(4)
Euro-Bobl September Futures	Long	09/2015	63	16	63	0
Euro-Bund 10-Year Bond September Futures	Long	09/2015	877	(1,317)	2,108	0
Euro-Buxl 30-Year Bond September Futures	Long	09/2015	60	(659)	237	0
U.S. Treasury 5-Year Note September Futures	Short	09/2015	690	83	27	0
U.S. Treasury 10-Year Note September Futures	Long	09/2015	465	250	30	(15)
U.S. Treasury 10-Year Note September Futures	Short	09/2015	957	175	0	0
U.S. Treasury 30-Year Bond September Futures	Short	09/2015	131	(144)	8	0
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Short	06/2017	76	12	0	(18)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2017	477	110	0	(103)
Total Futures Contracts				$(3,175)	$2,757	$(181)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount			Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
									Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.500%	06/17/2016	$		51,900	$(97)	$(41)	$2	$0
Pay	3-Month USD-LIBOR	2.250%	12/16/2022			79,700	335	(171)	23	0
Pay	3-Month USD-LIBOR	2.500%	12/16/2025			15,400	121	(35)	11	0
Pay	3-Month USD-LIBOR	2.750%	12/16/2045			210,700	10,811	(2,614)	483	0
Pay	6-Month GBP-LIBOR	1.500%	09/16/2017		GBP	133,500	(1,151)	362	0	(328)
Pay	6-Month GBP-LIBOR	1.880%	10/05/2017			21,300	(418)	(417)	0	(54)
Pay	6-Month GBP-LIBOR	1.500%	12/16/2017			71,200	(313)	(154)	0	(202)
Pay	6-Month GBP-LIBOR	1.500%	03/16/2018			900	0	1	0	(3)
Pay	28-Day MXN-TIIE	3.960%	05/16/2016		MXN	818,100	176	176	19	0
Pay	28-Day MXN-TIIE	4.925%	01/13/2020			142,500	(104)	(104)	44	0
Pay	28-Day MXN-TIIE	5.270%	02/05/2020			240,300	42	159	76	0
Pay	28-Day MXN-TIIE	5.615%	06/02/2020			96,500	83	37	34	0
Pay	28-Day MXN-TIIE	5.840%	09/14/2021			274,900	111	140	123	0
Pay	28-Day MXN-TIIE	5.430%	11/17/2021			1,021,300	(1,175)	211	469	0
Pay	28-Day MXN-TIIE	5.375%	01/07/2022			415,400	(617)	(955)	194	0
Pay	28-Day MXN-TIIE	6.530%	06/05/2025			85,300	79	36	30	0
							$7,883	$(3,369)	$1,508	$(587)
Total Swap Agreements							$7,883	$(3,369)	$1,508	$(587)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

(j)	Securities with an aggregate market value of $39,833 and cash of $2,916 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (1)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$2,766	$1,508	$4,274	$(445)	$(181)	$(587)	$(1,213)

(1)	Unsettled variation margin asset of $9 for closed futures is outstanding at period end.

110	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2015

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2015	GBP	118,392	$	181,927	$0	$(4,096)
	07/2015	RUB	77,628		1,372	0	(32)
	07/2015	$	4,879	MXN	73,584	0	(199)
	08/2015	JPY	2,700,000	$	21,738	0	(338)
	06/2016	EUR	58,878		80,612	14,493	0
	06/2016	$	3,452	EUR	2,556	0	(582)
BPS	07/2015	BRL	3,323	$	1,044	0	(25)
	07/2015	$	1,071	BRL	3,323	0	(2)
	07/2015		3,387	JPY	418,300	31	0
	07/2015		2,842	MXN	44,075	0	(39)
	10/2015	BRL	95,800	$	30,069	251	0
BRC	07/2015	RUB	21,650		388	0	(4)
	07/2015	$	3,653	INR	234,596	26	0
	06/2016	EUR	11,049	$	15,193	2,781	0
CBK	07/2015	AUD	3,880		2,958	0	(36)
	07/2015	BRL	5,100		1,644	3	0
	07/2015	MXN	34,018		2,232	68	0
	07/2015	$	1,629	BRL	5,100	12	0
	07/2015		65,587	EUR	58,269	0	(626)
	07/2015		7,875	JPY	975,500	96	0
	07/2015		42,813	MXN	659,950	0	(840)
	08/2015	GBP	3,606	$	5,680	15	0
	08/2015	$	4,502	INR	291,883	52	0
	09/2015	MXN	868,981	$	54,969	27	0
	04/2016	BRL	5,100		1,506	10	0
DUB	07/2015	MXN	69,247		4,560	156	0
	07/2015	$	3,562	MXN	54,013	0	(127)
	08/2015	EUR	13,000	$	17,424	2,924	0
	01/2016	BRL	24,100		8,016	742	0
	02/2016	EUR	57,270		77,068	12,986	0
	06/2016		6,201		8,490	1,527	0
	06/2016	$	3,897	EUR	2,883	0	(659)
FBF	07/2015	MXN	39,721	$	2,585	59	0
	07/2015	RUB	421,349		7,409	0	(215)
	08/2015		36,566		668	16	0
	10/2015	BRL	221,800		64,818	0	(4,218)
	04/2016		75,000		20,862	0	(1,138)
GLM	07/2015	CAD	10,191		8,204	44	0
	07/2015	MXN	99,358		6,513	193	0
	07/2015	NZD	155		110	5	0
	07/2015	$	3,373	AUD	4,422	38	0
	07/2015		6,629	CAD	8,274	0	(4)
	07/2015		2,163	GBP	1,377	15	(14)
	07/2015		123,025	JPY	15,208,812	1,245	0
	08/2015	CHF	556	$	596	0	0
	08/2015	EUR	8,175		9,153	36	0
	08/2015	JPY	10,246,812		82,944	0	(815)
	08/2015	$	3,617	EUR	3,225	0	(20)
	09/2015	MXN	30,430	$	1,959	35	0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	111

Schedule of Investments PIMCO Total Return Active Exchange-Traded Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
HUS	07/2015	JPY	14,686,812	$	118,633	$0	$(1,372)
	07/2015	MXN	12,489		821	27	0
	07/2015	RUB	350,556		6,162	0	(181)
	07/2015	$	12,547	MXN	190,443	0	(435)
	08/2015	ILS	183,688	$	47,427	0	(1,252)
	09/2015	MXN	48,860		3,141	52	0
	01/2016	BRL	44,000		13,008	0	(273)
JPM	07/2015	EUR	13,045		14,701	171	(13)
	07/2015	RUB	228,874		4,112	0	(29)
	07/2015	$	9,037	EUR	8,062	24	(73)
	07/2015		8,944	JPY	1,104,900	84	0
	08/2015		17,180	EUR	13,000	0	(2,680)
	09/2015	KRW	8,680,622	$	7,798	59	0
	10/2015	BRL	46,600		15,241	737	0
	10/2015	$	51,425	BRL	168,900	1,146	0
MSB	07/2015	MXN	8,411	$	545	10	0
	07/2015	$	61,806	EUR	55,230	0	(233)
	07/2015		4,369	MXN	65,899	0	(178)
	07/2015		20,173	RUB	1,100,057	0	(269)
	08/2015	EUR	55,230	$	61,832	233	0
	08/2015	RUB	1,100,057		19,891	266	0
	08/2015	SAR	4,150		1,105	0	(1)
	08/2015	$	1,104	SAR	4,150	3	0
	01/2016	BRL	60,400	$	21,004	2,772	0
	06/2016	EUR	15,595		21,449	3,937	0
NAB	06/2016		33,844		46,470	8,459	0
	07/2016		17,634		23,922	4,088	0
NGF	10/2015	MXN	65,286		4,197	78	0
SCX	07/2015	$	6,139	INR	395,167	58	0
	08/2015		10,695		690,284	77	0
SOG	08/2015	RUB	267,197	$	4,813	46	0
UAG	07/2015	EUR	108,516		118,435	23	(2,567)
	07/2015	JPY	3,419,300		27,766	0	(173)
	07/2015	MXN	171,865		11,222	291	0
	07/2015	$	183,738	GBP	117,015	139	(16)
	07/2015		3,234	JPY	398,600	23	0
	07/2015		9,402	MXN	143,042	0	(304)
	08/2015	EUR	25,256	$	28,317	148	0
	08/2015	GBP	115,763		181,715	0	(137)
	09/2015	MXN	30,887		1,979	26	0
Total Forward Foreign Currency Contracts						$60,863	$(24,215)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
GLM	Call - OTC USD versus SAR	SAR	3.756	08/05/2015	$9,400	$20	$2
MSB	Call - OTC USD versus SAR		3.759	07/30/2015	3,100	9	0
						$29	$2

112	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2015

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.580%	05/12/2016	$13,300	$426	$491
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.580%	05/23/2016	31,200	882	1,175
							$1,308	$1,666
Total Purchased Options							$1,337	$1,668

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.950%	08/19/2015	EUR	14,400	$(29)	$(29)
GST	Put - OTC iTraxx Europe 23 5-Year Index	Sell	0.950%	08/19/2015		15,500	(34)	(31)
							$(63)	$(60)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
AZD	Call - OTC USD versus JPY	JPY	123.150	07/29/2015	$	3,357	$(22)	$(22)
BOA	Call - OTC USD versus INR	INR	65.100	07/15/2015		4,000	(24)	(2)
BPS	Put - OTC EUR versus USD	$	1.090	08/06/2015	EUR	4,500	(43)	(43)
BRC	Put - OTC EUR versus USD		1.110	07/29/2015		1,328	(16)	(16)
CBK	Put - OTC EUR versus USD		1.110	07/29/2015		20,872	(260)	(260)
	Call - OTC USD versus ILS	ILS	4.000	07/29/2015	$	3,900	(23)	(1)
	Call - OTC USD versus JPY	JPY	123.550	07/28/2015		11,710	(55)	(55)
	Put - OTC USD versus JPY		99.000	09/30/2015		1,000	(8)	0
DUB	Call - OTC USD versus ILS	ILS	4.000	07/27/2015		6,200	(49)	(1)
FBF	Call - OTC EUR versus USD	$	1.145	07/30/2015	EUR	13,455	(78)	(81)
GLM	Call - OTC EUR versus USD		1.140	07/23/2015		13,745	(94)	(78)
	Call - OTC USD versus ILS	ILS	3.980	08/04/2015	$	2,500	(21)	(2)
	Call - OTC USD versus INR	INR	65.500	07/16/2015		300	(2)	0
	Call - OTC USD versus INR		65.500	07/24/2015		2,400	(15)	(2)
	Call - OTC USD versus INR		65.250	07/30/2015		3,600	(19)	(6)
	Call - OTC USD versus JPY	JPY	123.150	07/29/2015		12,343	(81)	(81)
HUS	Call - OTC USD versus INR	INR	65.000	07/02/2015		4,000	(22)	0
	Call - OTC USD versus JPY	JPY	123.400	07/28/2015		2,890	(16)	(16)
JPM	Put - OTC EUR versus USD	$	1.101	07/28/2015	EUR	9,638	(100)	(100)
	Put - OTC USD versus INR	INR	61.500	07/15/2015	$	3,000	(16)	0
	Call - OTC USD versus INR		65.000	07/15/2015		3,000	(26)	(2)
MSB	Call - OTC EUR versus USD	$	1.140	07/21/2015	EUR	8,500	(51)	(45)
UAG	Call - OTC USD versus INR	INR	65.400	07/16/2015	$	3,700	(22)	(1)
UBS	Put - OTC EUR versus USD	$	1.104	07/28/2015	EUR	2,062	(22)	(22)
							$(1,085)	$(836)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
MYC	Put - OTC 2-Year Interest Rate Swap (Effective 05/16/2018)	3-Month USD-LIBOR	Pay	2.500%	05/12/2016	$126,800	$(427)	$(407)
	Put - OTC 2-Year Interest Rate Swap (Effective 05/25/2018)	3-Month USD-LIBOR	Pay	2.500%	05/23/2016	296,200	(926)	(989)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350%	08/03/2015	29,900	(167)	(142)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	08/03/2015	29,900	(72)	(91)
							$(1,592)	$(1,629)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	113

Schedule of Investments PIMCO Total Return Active Exchange-Traded Fund (Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
FBF	Put - OTC Fannie Mae 3.500% due 07/01/2045	$101.906	07/07/2015	$	3,000	$(10)	$(2)
	Put - OTC Fannie Mae 3.500% due 07/01/2045	102.102	07/07/2015		7,000	(23)	(8)
JPM	Put - OTC Fannie Mae 3.500% due 07/01/2045	101.770	07/07/2015		6,000	(21)	(4)
	Put - OTC Fannie Mae 3.500% due 07/01/2045	102.277	07/07/2015		8,000	(28)	(12)
						$(82)	$(26)
Total Written Options						$(2,822)	$(2,551)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at Beginning of Period	0	$0	EUR	0	$0
Sales	7,734	784,000		104,000	(6,937)
Closing Buys	(2,413)	(64,200)		0	1,311
Expirations	(2,681)	(100,700)		0	1,552
Exercised	(1,767)	(44,400)		0	839
Balance at End of Period	873	$574,700	EUR	104,000	$(3,235)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Petrobras International Finance Co.	1.000%	12/20/2019	4.087%	$	2,600	$(246)	$(72)	$0	$(318)
GST	Petrobras International Finance Co.	1.000%	12/20/2019	4.087%		5,700	(560)	(138)	0	(698)
HUS	Mexico Government International Bond	1.000%	12/20/2019	1.174%		17,800	106	(234)	0	(128)
JPM	Mexico Government International Bond	1.000%	12/20/2019	1.174%		21,400	127	(281)	0	(154)
							$(573)	$(725)	$0	$(1,298)
Total Swap Agreements							$(573)	$(725)	$0	$(1,298)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

114	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2015

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

(l)	Securities with an aggregate market value of $13,714 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

Counterparty	Financial Derivative Assets				Financial Derivative Liabilities
	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
AZD	$0	$0	$0	$0	$0	$(22)	$0	$(22)	$(22)	$0	$(22)
BOA	14,493	0	0	14,493	(5,247)	(2)	0	(5,249)	9,244	(8,930)	314
BPS	282	0	0	282	(66)	(72)	(318)	(456)	(174)	0	(174)
BRC	2,807	0	0	2,807	(4)	(16)	0	(20)	2,787	(2,580)	207
CBK	283	0	0	283	(1,502)	(316)	0	(1,818)	(1,535)	1,422	(113)
DUB	18,335	0	0	18,335	(786)	(1)	0	(787)	17,548	(19,650)	(2,102)
FBF	75	0	0	75	(5,571)	(91)	0	(5,662)	(5,587)	4,761	(826)
GLM	1,611	2	0	1,613	(853)	(169)	0	(1,022)	591	(460)	131
GST	0	0	0	0	0	(31)	(698)	(729)	(729)	755	26
HUS	79	0	0	79	(3,513)	(16)	(128)	(3,657)	(3,578)	3,099	(479)
JPM	2,221	0	0	2,221	(2,795)	(118)	(154)	(3,067)	(846)	1,092	246
MSB	7,221	0	0	7,221	(681)	(45)	0	(726)	6,495	(6,480)	15
MYC	0	1,666	0	1,666	0	(1,629)	0	(1,629)	37	(300)	(263)
NAB	12,547	0	0	12,547	0	0	0	0	12,547	(12,290)	257
NGF	78	0	0	78	0	0	0	0	78	0	78
SCX	135	0	0	135	0	0	0	0	135	0	135
SOG	46	0	0	46	0	0	0	0	46	0	46
UAG	650	0	0	650	(3,197)	(1)	0	(3,198)	(2,548)	2,585	37
UBS	0	0	0	0	0	(22)	0	(22)	(22)	0	(22)
Total Over the Counter	$60,863	$1,668	$0	$62,531	$(24,215)	$(2,551)	$(1,298)	$(28,064)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,766	$2,766
Swap Agreements	0	0	0	0	1,508	1,508
	$0	$0	$0	$0	$4,274	$4,274
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$60,863	$0	$60,863
Purchased Options	0	0	0	2	1,666	1,668
	$0	$0	$0	$60,865	$1,666	$62,531
	$0	$0	$0	$60,865	$5,940	$66,805

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	115

Schedule of Investments PIMCO Total Return Active Exchange-Traded Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$445	$445
Futures	0	0	0	0	181	181
Swap Agreements	0	0	0	0	587	587
	$0	$0	$0	$0	$1,213	$1,213
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$24,215	$0	$24,215
Written Options	0	60	0	836	1,655	2,551
Swap Agreements	0	1,298	0	0	0	1,298
	$0	$1,358	$0	$25,051	$1,655	$28,064
	$0	$1,358	$0	$25,051	$2,868	$29,277

The Effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,695	$1,695
Futures	0	0	0	0	14,529	14,529
Swap Agreements	0	0	0	0	26,116	26,116
	$0	$0	$0	$0	$42,340	$42,340
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$95,949	$0	$95,949
Purchased Options	0	0	0	9	0	9
Written Options	0	0	0	(2,069)	0	(2,069)
Swap Agreements	0	(2,474)	0	0	0	(2,474)
	$0	$(2,474)	$0	$93,889	$0	$91,415
	$0	$(2,474)	$0	$93,889	$42,340	$133,755

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(33)	$(33)
Futures	0	0	0	0	(3,175)	(3,175)
Swap Agreements	0	0	0	0	(3,369)	(3,369)
	$0	$0	$0	$0	$(6,577)	$(6,577)
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$49,833	$0	$49,833
Purchased Options	0	0	0	(27)	357	330
Written Options	0	3	0	249	20	272
Swap Agreements	0	(726)	0	0	0	(726)
	$0	$(723)	$0	$50,055	$377	$49,709
	$0	$(723)	$0	$50,055	$(6,200)	$43,132

116	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$23,375	$0	$23,375
Corporate Bonds & Notes
Banking & Finance	0	606,597	0	606,597
Industrials	0	181,656	0	181,656
Utilities	0	88,241	0	88,241
Municipal Bonds & Notes
California	0	20,765	0	20,765
Florida	0	10,337	0	10,337
South Dakota	0	8,046	0	8,046
U.S. Government Agencies	5,285	497,309	13,946	516,540
U.S. Treasury Obligations	0	872,161	0	872,161
Mortgage-Backed Securities	0	162,876	0	162,876
Asset-Backed Securities	0	56,184	0	56,184
Sovereign Issues	0	212,065	0	212,065
Short-Term Instruments
Repurchase Agreements	0	46,260	0	46,260
Short-Term Notes	0	77,395	0	77,395
Japan Treasury Bills	0	22,063	0	22,063
Mexico Treasury Bills	0	4,156	0	4,156
U.S. Treasury Bills	0	14,337	0	14,337
Total Investments	$5,285	$2,903,823	$13,946	$2,923,054

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,757	1,508	0	4,265
Over the counter	0	62,531	0	62,531
	$2,757	$64,039	$0	$66,796

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(376)	(837)	0	(1,213)
Over the counter	0	(28,064)	0	(28,064)
	$(376)	$(28,901)	$0	$(29,277)
Totals	$7,666	$2,938,961	$13,946	$2,960,573

There were no significant transfers between Levels 1 and 2 during the period ended June 30, 2015. There were assets and liabilities valued at $38,756 transferred from Level 3 to Level 2 during the period ended June 30, 2015. There were no significant assets and liabilities transferred from Level 2 to Level 3 during the period ended June 30, 2015.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	117

Notes to Financial Statements

1. ORGANIZATION

PIMCO ETF Trust (the “Trust”) was established as a Delaware statutory trust on November 14, 2008. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the funds (each a “Fund” and collectively the “Funds”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Funds.

Each Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of a Fund may be directly purchased from and redeemed by a Fund at NAV solely by certain large institutional investors. Also unlike shares of a mutual fund, shares of each Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Funds are listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”) and other secondary markets. The market price for a Fund’s shares may be different from the Fund’s NAV. The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only certain large institutional investors who have entered into agreements with the Funds’ distributor may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from a Fund at NAV.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of

118	PIMCO ETF TRUST

June 30, 2015

the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Dividends and Distributions to Shareholders Dividends from net investment income, if any, of each Fund, except the PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund and the PIMCO Foreign Currency Strategy Active Exchange-Traded Fund, are declared and distributed to shareholders monthly. Dividends from net investment income, if any, of the PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund and the PIMCO Foreign Currency Strategy Active Exchange-Traded Fund are declared and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. Dividends and distributions cannot be automatically reinvested in additional shares of a Fund.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include tax events such as wash sales losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and redeem-in-kind transactions. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income, accumulated undistributed/(overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) Statements of Cash Flows U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, or sale-buyback transactions have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(e) New Accounting Pronouncements In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding.

Fund shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received

ANNUAL REPORT	JUNE 30, 2015	119

Notes to Financial Statements (Cont.)

shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies, a Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non- U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) securities, the NAV of the Fund’s shares may change at times when you cannot purchase, redeem or exchange shares. Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the

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Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedules of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedules of Investments for each respective Fund.

(c)	Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

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Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans, assignments of all or a portion of loans from third parties, or originations of loans by a Fund or Funds. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the

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borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of June 30, 2015, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Funds’ prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms,

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including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

U.S. Government Agencies or Government-Sponsored Enterprises Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Certain Funds may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a to-be-announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities are purchased or sold on a delayed-delivery basis.

Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

When-Issued Transactions Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

Each Fund may invest the cash collateral received for securities out on loan in the PIMCO Government Money Market Fund and PIMCO Money Market Fund under the Securities Lending Agreement. PIMCO Government Money Market Fund and PIMCO Money Market Fund are considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in these affiliated Funds for the period ended June 30, 2015 (amounts in thousands†):

Investments in PIMCO Money Market Fund

Fund Name	Market Value 06/30/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 06/30/2015	Dividend Income (1)
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$70,609	$220,962	$(248,100)	$0	$0	$43,471	$10
PIMCO Investment Grade Corporate Bond Exchange-Exchange Traded Fund	0	2,743	(1,050)	0	0	1,693	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this income may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

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(a) Repurchase Agreements Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Securities Lending The Funds listed below may seek to earn additional income by lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis via a lending agent. Securities on loan are required to be secured by cash collateral at least equal to 102% of the domestic, or 105% of the foreign security’s market value. The Fund will then invest the cash collateral received in the PIMCO Government Money Market Fund or PIMCO Money Market Fund (see table below for designations) and record a liability for the return of the collateral during the period the securities are on loan. Each fund is subject to a lending limit of 33.33% of total assets (including the value of collateral).

The loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail to return loaned securities, the Fund has the right to repurchase the securities using the collateral in the open market.

The borrower pays fees at the Funds’ direction to the lending agent. The lending agent may retain a portion of the fees and interest earned on the cash collateral invested as compensation for its services. Investments made with the cash collateral are disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations as securities lending income (if applicable).

Fund Name	Cash Collateral Reinvestment Vehicle
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	PIMCO Money Market Fund
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	PIMCO Money Market Fund
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	PIMCO Money Market Fund

(e) Short Sales Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in

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anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial positions, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When a

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Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When a Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions Certain Funds may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions Certain Funds may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Securities Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by a Fund at market value. In the case of a credit default swap (see below), however, in applying certain of a Fund’s investment policies and restrictions the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts

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recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the

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payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks A Fund’s investments in fixed income securities expose the Fund to various risks such as but not limited to, market trading, interest rate, foreign currency, commodity, equity, management and tracking error and indexing risks.

Market trading risk is the risk that an active secondary trading market for a Fund’s shares does not develop or continue, that a Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s NAV.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration can be useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value. If a Fund lost enough value, the Fund could face increased redemptions by shareholders, which could further impair its performance.

Certain Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact

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companies in many sectors, including energy, financial services and defense, among others — may negatively impact a Fund’s performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of certain Funds could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for certain Funds to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

A Fund’s investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Management and Tracking Error Risk is the risk that the portfolio manager’s investment decisions may not produce the desired results or that an Index Fund’s portfolio may not correlate to the Fund’s Index.

Indexing risk is the risk that a Fund is negatively affected by general declines in the market segments or asset classes represented by the Fund’s Index.

Credit and Counterparty Risks A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges where applicable. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of a Fund’s clearing broker or the exchange itself. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Manager, minimizes counterparty risks to the Funds through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as

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delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements The Funds may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally show derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over the Counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Management Fee PIMCO, a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), serves as the Manager to the Trust, pursuant to an investment management agreement. Each Fund pays PIMCO fees in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. Each

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Fund will pay monthly management fees to PIMCO at an annual rate based on average daily net assets (the “Management Fee”), at an annual rate as noted in the table below.

Fund Name	Management Fee
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	0.15%
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	0.15%
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	0.15%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange Traded Fund	0.15%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0.20%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0.20%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0.20%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0.55%
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0.20%
PIMCO Diversified Income Active Exchange-Traded Fund	0.85%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0.35%
PIMCO Foreign Currency Strategy Active Exchange-Traded Fund	0.65%
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	0.60%
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0.35%
PIMCO Low Duration Active Exchange-Traded Fund	0.55%
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0.35%
PIMCO Total Return Active Exchange-Traded Fund	0.55%

(b) Distribution and Servicing Fees PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of each Fund’s Creation Units. The Distributor does not maintain a secondary market in shares of the Funds. During the period ended June 30, 2015 each Fund was permitted to compensate the Distributor at an annual rate of up to 0.25% of a Fund’s average daily net assets (the “12b-1 Plan Fee”). However, the Board of Trustees has determined not to authorize payment of a 12b-1 Plan Fee at this time. The 12b-1 Plan Fee may only be imposed or increased when the Board determines that it is in the best interests of shareholders to do so. Because these fees are paid out of a Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time it will increase the cost of an investment in the Fund. The 12b-1 Plan Fee may cost an investor more than other types of sales charges.

(c) Fund Expenses PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) costs of borrowing money, including interest expense; (iv) securities lending fees and expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; and (vii) organizational expenses. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the Prospectus for the reasons set forth above.

Each unaffiliated Trustee receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,150 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,250.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

(d) Expense Limitation Through October 31, 2014 PIMCO agreed to waive a portion of PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund’s Management Fee equal to 0.06% of average daily net assets. Under the Fee Waiver Agreement, PIMCO is entitled to reimbursement by the Fund of any portion of the Management Fees waived, reduced or reimbursed pursuant to the Fee Waiver Agreement (the “Reimbursement Amount”) during the previous three years, provided that such amount paid to PIMCO did not: 1) together with any recoupment of organizational expenses and pro rata Trustees’ fees pursuant to the Expense Limitation Agreement, exceed the expense limit; 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.

PIMCO has contractually agreed, through October 31, 2015, to waive a portion of PIMCO Low Duration Active Exchange-Traded Fund’s Management Fee equal to 0.06% of average daily net assets. Under the Fee Waiver Agreement, PIMCO is entitled to reimbursement by the Fund of any portion of the Management Fees waived, reduced or reimbursed pursuant to the Fee Waiver Agreement (the “Reimbursement Amount”) during the previous three years, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustees’ fees pursuant to the Expense Limitation Agreement, exceed the expense limit; 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO has contractually agreed, through October 31, 2015, to waive its Management Fee, or reimburse a Fund, to the extent that organizational expenses and pro rata Trustees’ fees, and in the case of PIMCO Total Return

132	PIMCO ETF TRUST

June 30, 2015

Active Exchange-Traded Fund, extraordinary legal expenses (excluding expenses related to litigation and regulatory proceedings), if any, exceed 0.0049% of that Fund’s average net assets. Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees’ fees plus such recoupment, do not exceed the Expense Limit. The recoverable amounts to PIMCO at June 30, 2015, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$8
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	1
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	6
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	7
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	5
PIMCO Diversified Income Active Exchange-Traded Fund	40
PIMCO Foreign Currency Strategy Active Exchange-Traded Fund	52
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	8
PIMCO Low Duration Active Exchange-Traded Fund	25
PIMCO Total Return Active Exchange-Traded Fund	1,926

9. RELATED PARTY TRANSACTIONS

The Manager and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During  the period ended June 30, 2015, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$84,075	$81,815
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	5,731	7,637
PIMCO Diversified Income Active Exchange-Traded Fund	12,107	2,673
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	1,307,263	1,744,587
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	20,988	12,336
PIMCO Low Duration Active Exchange-Traded Fund	38,215	32,621
PIMCO Total Return Active Exchange-Traded Fund	403,104	144,982

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2015, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$85,521	$70,942	$0	$0
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	5,137	5,141	0	0
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	33,757	33,046	0	0
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange Traded Fund	19,085	22,401	0	0
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	409,915	396,934	0	0
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	12,733	12,215	0	0
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	21,846	21,136	0	0

ANNUAL REPORT	JUNE 30, 2015	133

Notes to Financial Statements (Cont.)

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$0	$62,416	$999,640	$826,923
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0	0	132,893	25,825
PIMCO Diversified Income Active Exchange-Traded Fund	6,106	4,230	27,904	14,906
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	3,660,456	3,559,334	2,653,372	2,591,948
PIMCO Foreign Currency Strategy Active Exchange-Traded Fund	0	1,409	5,446	1,930
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	114,010	90,367	54,607	64,221
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0	0	55,534	27,755
PIMCO Low Duration Active Exchange-Traded Fund	2,330,905	2,362,707	126,591	62,893
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0	701	12,829	33,617
PIMCO Total Return Active Exchange-Traded Fund	4,767,252	4,180,384	397,959	2,300,244

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by a Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of a Fund are not redeemable. Transactions in capital shares for a Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of a basket of cash and/or securities that the Fund specifies each business day. Authorized Participants may be charged transaction fees as set forth below. To offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, Authorized Participants are subject to standard creation and redemption transaction fees payable directly to State Street Bank and Trust Company, the sub-administrator of the Funds. PIMCO may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable charge up to the maximum amount shown in the table below.

Standard Creation/ Redemption Transaction Fee*	Maximum Additional Variable Charge for Cash Creations**	Maximum Additional Variable Charge for Cash Redemptions**
$500	3.00%	2.00%

*	Applicable to in-kind contributions or redemptions only.
**	As a percentage of the cash amount invested or received.

13. INVESTMENT TRANSACTIONS

For the period ended June 30, 2015, certain Funds had in-kind contributions and in-kind redemptions as follows (amounts in thousands†):

Fund Name	Contributions	Redemptions
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$32,703	$65,524
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	0	3,967
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	45,250	102,890
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	142,691	116,011
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	232,709	351,811
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	34,020	6,706
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	91,766	102,170
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	883,038	2,771,816
PIMCO Investment Grade Corporate Bond Exchange-Traded Fund	99,451	150,270

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The in-kind contributions and in-kind redemptions in this table may not agree with the Fund Share Transactions on the Statements of Changes in Net Assets. The table represents the accumulation of each Fund’s daily net shareholder transactions while the Statements of Changes in Net Assets reflect gross shareholder transactions including any cash component of the transactions.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its

134	PIMCO ETF TRUST

June 30, 2015

inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Fund or on PIMCO’s ability to provide investment management services to any Fund.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2015, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of June 30, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$—	$70	$20	$181	$(87)	$—	$—	$—
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	—	8	—	16	(42)	—	(2)	—
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	—	152	—	(128)	(78)	—	—	—
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	—	896	—	(15,657)	(861)	(17,775)	—	—
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	—	—	—	(17,686)	(33)	(6,291)	—	—
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	—	—	—	(7,572)	(32)	(9,212)	—	—
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	—	—	—	(2,793)	(33)	(788)	—	—
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	—	10,054	—	(88,230)	(11,787)	—	(40,606)	—
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	—	642	74	(4,555)	(716)	—	(203)	—
PIMCO Diversified Income Active Exchange-Traded Fund	—	626	—	(1,200)	(247)	(880)	—	—
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	—	4,400	—	(1,402)	(2,535)	—	—	—
PIMCO Foreign Currency Strategy Active Exchange-Traded Fund	—	—	—	(835)	(116)	(551)	—	(857)
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	—	—	—	(14,447)	(620)	(4,431)	—	(4,209)
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	416	—	—	3,603	(452)	(1,797)	—	—
PIMCO Low Duration Active Exchange-Traded Fund	—	1,222	443	(529)	(229)	—	—	—
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	41	—	—	222	(93)	(216)	—	—
PIMCO Total Return Active Exchange-Traded Fund	—	51,118	—	(38,769)	(11,555)	(20,463)	—	—

(1)	Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also, adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, and convertible preferred stock.

ANNUAL REPORT	JUNE 30, 2015	135

Notes to Financial Statements (Cont.)

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through June 30, 2015 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through June 30, 2015 and Ordinary losses realized during the period January 1, 2015 through June 30, 2015, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of June 30, 2015, the Funds had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses (amounts in thousands)
	6/30/2016	6/30/2017	6/30/2018	6/30/2019
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$—	$—	$—	$—
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	—	—	—	—
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	—	—	—	—
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	—	—	—	363
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	—	—	—	—
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	—	—	—	—
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	—	—	—	—
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	—	—	—	—
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	—	—	—	—
PIMCO Diversified Income Active Exchange-Traded Fund	—	—	—	—
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	—	—	—	—
PIMCO Foreign Currency Strategy Active Exchange-Traded Fund	—	—	—	—
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	—	—	—	—
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	—	—	—	—
PIMCO Low Duration Active Exchange-Traded Fund	—	—	—	—
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	—	—	—	—
PIMCO Total Return Active Exchange-Traded Fund	—	—	—	—

Under the Regulated Investment Company Act of 2010, a Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2015, the Funds had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$—	$—
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	—	—
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	—	—
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	13,085	4,327
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	2,565	3,726
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	3,847	5,365
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	166	622
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	—	—
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	—	—
PIMCO Diversified Income Active Exchange-Traded Fund	532	348
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	—	—
PIMCO Foreign Currency Strategy Active Exchange-Traded Fund	129	422
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	1,527	2,904
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	1,439	358
PIMCO Low Duration Active Exchange-Traded Fund	—	—
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	192	24
PIMCO Total Return Active Exchange-Traded Fund	14,091	6,372

136	PIMCO ETF TRUST

June 30, 2015

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$106,781	$207	$(26)	$181
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	9,190	48	(33)	15
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	19,916	98	(225)	(127)
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	118,452	—	(15,657)	(15,657)
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	1,195,664	—	(17,686)	(17,686)
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	99,776	—	(7,571)	(7,571)
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	95,021	—	(2,793)	(2,793)
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	2,904,707	12,960	(98,296)	(85,336)
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	248,796	1,152	(5,706)	(4,554)
PIMCO Diversified Income Active Exchange-Traded Fund	59,661	484	(1,565)	(1,081)
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	3,805,651	5,272	(6,673)	(1,401)
PIMCO Foreign Currency Strategy Active Exchange-Traded Fund	15,642	121	(902)	(781)
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	156,859	701	(15,437)	(14,736)
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	225,361	4,631	(1,028)	3,603
PIMCO Low Duration Active Exchange-Traded Fund	199,067	449	(842)	(393)
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	54,976	272	(50)	222
PIMCO Total Return Active Exchange-Traded Fund	2,957,931	30,999	(65,875)	(34,876)

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation-protected securities (TIPS), sale/buyback transactions, and convertible preferred stock for federal income tax purposes.

For the fiscal years ended June 30, 2015 and June 30, 2014, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	June 30, 2015				June 30, 2014
	Tax-Exempt Income Distributions	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Tax-Exempt Income Distributions	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$—	$595	$112	$—	$—	$408	$68	$—
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	—	147	71	—	—	183	41	—
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	—	1,623	—	—	—	891	—	—
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	—	2,862	—	—	—	2,765	—	—
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	—	614	—	4,196	—	7,653	—	—
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	—	523	—	—	—	1,698	—	—
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	—	325	—	218	—	933	—	—
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	—	160,666	8,676	—	—	176,989	1,839	—
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	—	7,362	326	—	—	8,243	3,451	—
PIMCO Diversified Income Active Exchange-Traded Fund	—	2,633	—	—	—	568	—	—
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	—	29,862	505	—	—	31,339	1,042	—

ANNUAL REPORT	JUNE 30, 2015	137

Notes to Financial Statements (Cont.)

June 30, 2015

	June 30, 2015				June 30, 2014
	Tax-Exempt Income Distributions	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Tax-Exempt Income Distributions	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO Foreign Currency Strategy Active Exchange-Traded Fund	$—	$—	$—	$—	$—	$—	$—	$—
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	—	5,282	—	—	—	1,337	25	—
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	4,609	10	—	—	4,020	6	—	—
PIMCO Low Duration Active Exchange-Traded Fund	—	2,891	—	—	—	138	—	—
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	530	4	—	—	332	—	—	—
PIMCO Total Return Active Exchange-Traded Fund	—	129,616	—	—	—	75,855	—	—

(7)	Includes short-term capital gains, if any, distributed.
(8)	A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

16. SUBSEQUENT EVENTS

The Board approved the liquidation of PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund, PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund and PIMCO Foreign Currency Strategy Active Exchange-Traded Fund. The liquidation of the Funds is expected to be effective on or about September 30, 2015.

There were no other subsequent events identified that require recognition or disclosure.

138	PIMCO ETF TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the PIMCO ETF Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund, PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund, PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund, PIMCO 25+Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund, PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund, PIMCO Broad U.S. TIPS Index Exchange-Traded Fund, PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund, PIMCO Diversified Income Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Foreign Currency Strategy Active Exchange-Traded Fund, PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund, PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund, PIMCO Low Duration Active Exchange-Traded Fund, PIMCO Short Term Municipal Bond Active Exchange-Traded Fund, and PIMCO Total Return Active Exchange-Traded Fund (constituting the PIMCO ETF Trust, hereafter referred to as the “Funds”) at June 30, 2015, the results of each of their operations and the changes in each of their net assets, the cash flows for PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund and PIMCO Low Duration Active Exchange-Traded Fund, and the financial highlights of the Funds for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where applicable, provide a reasonable basis for our opinion.

As disclosed in Note 16 of the Notes to Financial Statements, the PIMCO 3-7 Year U.S. Treasury Index Exchange Traded Fund, PIMCO 7-15 Year U.S. Treasury Index Exchange Traded Fund, and PIMCO Foreign Currency Strategy Active Exchange Traded Fund are expected to liquidate during 2015.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 20, 2015

ANNUAL REPORT	JUNE 30, 2015	139

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	NAB	National Australia Bank Ltd.
BOA	Bank of America N.A.	GRE	RBS Securities, Inc.	NGF	Nomura Global Financial Products, Inc.
BOS	Banc of America Securities LLC	GSC	Goldman Sachs & Co.	RDR	RBC Dain Rausher, Inc.
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	SAL	Citigroup Global Markets, Inc.
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
BSN	Bank of Nova Scotia	JPS	JPMorgan Securities, Inc.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MBC	HSBC Bank Plc	TDM	TD Securities (USA) LLC
DEU	Deutsche Bank Securities, Inc.	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	UBS	UBS Securities LLC

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	NZD	New Zealand Dollar
BRL	Brazilian Real	IDR	Indonesian Rupiah	PLN	Polish Zloty
CAD	Canadian Dollar	ILS	Israeli Shekel	RUB	Russian Ruble
CHF	Swiss Franc	INR	Indian Rupee	SAR	Saudi Riyal
CLP	Chilean Peso	JPY	Japanese Yen	SEK	Swedish Krona
CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	SGD	Singapore Dollar
DKK	Danish Krone	MXN	Mexican Peso	TRY	Turkish New Lira
EUR	Euro	MYR	Malaysian Ringgit	USD (or $)	United States Dollar
GBP	British Pound	NOK	Norwegian Krone	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Price Index
CDX.IG	Credit Derivatives Index - Investment Grade	MCDX	Municipal Bond Credit Derivative Index

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	FGIC	Financial Guaranty Insurance Co.	NPFGC	National Public Finance Guarantee Corp.
AMBAC	American Municipal Bond Assurance Corp.	FHA	Federal Housing Administration	PSF	Public School Fund
BHAC	Berkshire Hathaway Assurance Corporation

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	FDIC	Federal Deposit Insurance Corp.	REIT	Real Estate Investment Trust
BABs	Build America Bonds	JSC	Joint Stock Company	REMIC	Real Estate Mortgage Investment Conduit
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDO	Collateralized Debt Obligation	NCUA	National Credit Union Administration	YOY	Year-Over-Year
CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap

140	PIMCO ETF TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified of the Trust’s fiscal year end regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of each Fund’s fiscal 2015 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2015 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2015 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2015 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Interest Income (000s)	Short-Term Capital Gain (000s)
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	0.00%	0.00%	$573	$22
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	0.00%	0.00%	$147	$0
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	0.00%	0.00%	$1,623	$0
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0.00%	0.00%	$2,862	$0
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0.00%	0.00%	$4,810	$0
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0.00%	0.00%	$452	$0
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0.00%	0.00%	$543	$0
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0.00%	0.00%	$124,766	$19,765
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0.00%	0.00%	$5,550	$232
PIMCO Diversified Income Active Exchange-Traded Fund	0.19%	0.26%	$1,192	$325
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0.00%	0.00%	$23,109	$2,828
PIMCO Foreign Currency Strategy Active Exchange-Traded Fund	0.00%	0.00%	$0	$0
PIMCO Global Advantage Inflation-Linked Bond Active Exchange-Traded Fund	0.00%	0.00%	$0	$0
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0.00%	0.00%	$0	$0
PIMCO Low Duration Active Exchange-Traded Fund	0.00%	0.00%	$1,756	$349
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0.00%	0.00%	$0	$0
PIMCO Total Return Active Exchange-Traded Fund	0.24%	0.24%	$120,155	$0

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust.

The following Funds designate the amounts below as long term capital gain dividends paid during the year ended June 30, 2015 (amounts in thousands):

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$112
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	71
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	—
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	—
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	—
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	—
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	—
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	8,676
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	326
PIMCO Diversified Income Active Exchange-Traded Fund	—
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	505
PIMCO Foreign Currency Strategy Active Exchange-Traded Fund	—
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	—
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	—
PIMCO Low Duration Active Exchange-Traded Fund	—
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	—
PIMCO Total Return Active Exchange-Traded Fund	—

In January 2016, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2015.

ANNUAL REPORT	JUNE 30, 2015	141

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660. The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 400-4ETF or visit the Funds’ website at www.pimcoetfs.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	02/2009 to present	Managing Director and member of Executive Committee, PIMCO.	177	Chairman and Trustee, PIMCO Funds; Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman and Trustee, PIMCO Equity Series; Chairman and Trustee, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present).

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	152	Trustee, PIMCO Funds; Trustee, PIMCO Variable Insurance Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	152	Trustee, PIMCO Funds; Trustee, PIMCO Variable Insurance Trust.

E. Philip Cannon (1940) Trustee	02/2009 to present	Private Investor. Formerly, President, Houston Zoo.	177	Trustee, PIMCO Funds; Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO Equity Series; Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	152	Trustee, PIMCO Funds; Trustee, PIMCO Variable Insurance Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

J. Michael Hagan*** (1939) Trustee	02/2009 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	152	Trustee, PIMCO Funds; Trustee, PIMCO Variable Insurance Trust.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	152	Trustee, PIMCO Funds; Trustee, PIMCO Variable Insurance Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	177	Trustee, PIMCO Funds; Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT.

Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	152	Trustee, PIMCO Funds; Trustee, PIMCO Variable Insurance Trust.

*	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.
***	Effective August 11, 2015, Mr. Hagan no longer serves as a Trustee of the Trust.

142	PIMCO ETF TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 02/2009 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	02/2009 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	02/2009 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Douglas M. Hodge (1957) Senior Vice President	11/2013 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO
(7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 02/2009 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 02/2009 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/2009 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Donald W. Suskind (1973) Vice President	05/2009 to present	Executive Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 02/2009 to 11/2013	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2009 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*	The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.
**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	JUNE 30, 2015	143

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

•	George E. Borst
•	Jennifer Holden Dunbar
•	Douglas M. Hodge
•	Gary F. Kennedy
•	Peter B. McCarthy
•	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO ETF Trust

Trustee Nominee	For*	Withheld*
George E. Borst	116,365,075	2,628,402
Jennifer Holden Dunbar	116,411,686	2,581,791
Douglas M. Hodge	91,258,043	27,735,434
Gary F. Kennedy	116,421,878	2,571,599
Peter B. McCarthy	116,389,352	2,604,125
Ronald C. Parker	116,387,168	2,606,309

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

144	PIMCO ETF TRUST

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates

(“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

[1]	Effective as of September 5, 2014.
[2]

PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

[3]

When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	JUNE 30, 2015	145

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Legal Counsel

Dechert LLP

1900 K Street N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO ETF Trust.

ETF3001AR_063015

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a)     The Board of Trustees has determined that Ronald C. Parker, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Parker is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

	(a) Fiscal Year Ended	Audit Fees
	June 30, 2015	$ 439,276
	June 30, 2014	$ 467,556

	(b) Fiscal Year Ended	Audit-Related Fees
	June 30, 2015	$ 420,164
	June 30, 2014	$ 412,340

	(c) Fiscal Year Ended	Tax Fees
	June 30, 2015	$ 2,000
	June 30, 2014	$ —

	(d) Fiscal Year Ended	All Other Fees(1)
	June 30, 2015	$ —
	June 30, 2014	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO ETF Trust (the “Trust” or “Registrant”) annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1)There were no “All Other Fees” for the last two fiscal years.

(e)     Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)      Not applicable.

g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	June 30, 2015	June 30, 2014

PIMCO ETF Trust	$422,164	$412,340
Pacific Investment Management Company LLC (“PIMCO”)	9,815,893	6,674,889

Total	$10,238,057	$7,087,229

h) The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

George E. Borst;

E. Philip Cannon;

Jennifer Holden Dunbar;

Gary F. Kennedy;

Peter B. McCarthy;

Ronald C. Parker

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

	(a)	The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO ETF Trust

By:	/s/ PETER G. STRELOW

Peter G. Strelow
President (Principal Executive Officer)

Date: August 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ PETER G. STRELOW

Peter G. Strelow
President (Principal Executive Officer)

Date: August 27, 2015

By:	/s/ TRENT W. WALKER

Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date: August 27, 2015